UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43240

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises —both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class 1 Shares)*	7.46%
Barclays Capital U.S. Aggregate Index	7.84%

Net Assets as of 12/31/2011	$226,939,335
Duration as of 12/31/2011	4.36 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity helped support investors’ appetite for risk during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ risk appetite in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors.

For the twelve months ended December 31, 2011, interest rates declined across the U.S. Treasury yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). Prices for these securities were higher and yields declined. The mortgage-backed securities market was volatile during the reporting period, as investors were uncertain how intervention from the federal government would impact mortgage prepayments.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Barclays Capital U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2011.

The Portfolio was underweight U.S. Treasury securities versus the Benchmark during the reporting period. This underweight positioning detracted from relative performance as U.S. Treasury securities performed strongly during the reporting period, supported by investors’ risk aversion. The Portfolio’s shorter duration versus the Benchmark also detracted from relative performance as interest rates declined during the reporting period (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates).

The Portfolio’s allocation to mortgage-backed securities contributed to relative performance. The Portfolio’s investments in agency collateralized mortgage obligations (“CMOs”) outperformed comparable duration mortgage pass-through securities held in the Benchmark. In addition, the Portfolio’s investments in non-agency principal only CMOs and inverse interest only CMOs contributed to relative performance. The Portfolio’s allocation to non-agency floating rate CMOs detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Portfolio was overweight the intermediate part of the yield curve (U.S. Treasury securities with 5 to 10 year maturities) as the Portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	42.2%
U.S. Treasury Obligations	19.0
Corporate Bonds	15.7
U.S. Government Agency Securities	11.6
Mortgage Pass-Through Securities	5.3
Commercial Mortgage-Backed Securities	2.0
Asset-Backed Securities	1.4
Others (each less than 1.0%)	0.4
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	7.46%	6.75%	5.81%
CLASS 2 SHARES	8/16/06	7.21	6.49	5.67

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable

Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.4%
	AH Mortgage Advance Trust,
178,286	Series SART-1, Class A1, 2.630%, 05/10/42 (e)	177,395
282,000	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	280,872
	AmeriCredit Automobile Receivables Trust,
14,081	Series 2010-1, Class A3, 1.660%, 03/17/14	14,101
96,000	Series 2011-3, Class A2, 0.840%, 11/10/14	95,855
	Bank of America Auto Trust,
23,348	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	23,400
100,000	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	101,701
35,775	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.664%, 04/25/36	26,913
43,934	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	44,117
194,639	Centex Home Equity, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	184,440
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	453,021
	CNH Equipment Trust,
42,655	Series 2010-A, Class A3, 1.540%, 07/15/14	42,767
87,000	Series 2011-A, Class A3, 1.200%, 05/16/16	87,139
80,000	Series 2011-A, Class A4, 2.040%, 10/17/16	81,779
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.854%, 04/25/34	822
120,000	Series 2004-1, Class M1, VAR, 1.044%, 03/25/34	84,593
80,640	Series 2004-1, Class M2, VAR, 1.119%, 03/25/34	69,103
19,668	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.578%, 02/15/34	12,138
24,022	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	24,141
136,029	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	136,029
100,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	101,899

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

116,687	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.644%, 07/25/34 (e)	111,100
	Long Beach Mortgage Loan Trust,
209,600	Series 2003-4, Class M1, VAR, 1.314%, 08/25/33	153,359
190,000	Series 2004-1, Class M1, VAR, 1.044%, 02/25/34	139,473
115,358	Series 2004-1, Class M2, VAR, 1.119%, 02/25/34	101,755
30,297	Series 2006-WL2, Class 2A3, VAR, 0.494%, 01/25/36	22,592
160,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	161,091
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.744%, 03/25/35	85,075
10,628	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 0.934%, 11/25/33	4,725
216,449	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	216,362
37,524	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	37,426
90,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	91,254

	Total Asset-Backed Securities (Cost $3,393,365)	3,166,437

Collateralized Mortgage Obligations — 42.6%
	Agency CMO — 32.2%
229,059	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	256,894
	Federal Home Loan Mortgage Corp. REMICS,
1,230	Series 1065, Class J, 9.000%, 04/15/21	1,498
6,207	Series 11, Class D, 9.500%, 07/15/19	6,643
135,356	Series 1113, Class J, 8.500%, 06/15/21	149,842
7,910	Series 1250, Class J, 7.000%, 05/15/22	9,483
14,021	Series 1316, Class Z, 8.000%, 06/15/22	15,997
24,509	Series 1324, Class Z, 7.000%, 07/15/22	27,654
107,556	Series 1343, Class LA, 8.000%, 08/15/22	129,512
22,140	Series 1343, Class LB, 7.500%, 08/15/22	26,684
15,308	Series 1394, Class ID, IF, 9.566%, 10/15/22	17,159
14,562	Series 1395, Class G, 6.000%, 10/15/22	16,246
10,755	Series 1505, Class Q, 7.000%, 05/15/23	12,268

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
20,616	Series 1518, Class G, IF, 8.895%, 05/15/23	24,048
20,143	Series 1541, Class O, VAR, 1.340%, 07/15/23	20,288
399,959	Series 1577, Class PV, 6.500%, 09/15/23	422,316
400,221	Series 1584, Class L, 6.500%, 09/15/23	451,657
8,619	Series 1596, Class D, 6.500%, 10/15/13	8,928
4,320	Series 1607, Class SA, HB, IF , 20.332%, 10/15/13	4,725
13,364	Series 1609, Class LG, IF, 16.656%, 11/15/23	15,986
412,011	Series 1633, Class Z, 6.500%, 12/15/23	440,798
457,665	Series 1638, Class H, 6.500%, 12/15/23	528,746
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,925
86,003	Series 1694, Class PK, 6.500%, 03/15/24	91,982
14,277	Series 1700, Class GA, PO, 02/15/24	12,968
53,601	Series 1798, Class F, 5.000%, 05/15/23	58,490
110,091	Series 1863, Class Z, 6.500%, 07/15/26	124,516
4,026	Series 1865, Class D, PO, 02/15/24	3,230
37,442	Series 1981, Class Z, 6.000%, 05/15/27	40,805
43,632	Series 1987, Class PE, 7.500%, 09/15/27	50,566
186,052	Series 1999, Class PU, 7.000%, 10/15/27	214,360
4,000	Series 2025, Class PE, 6.300%, 01/15/13	3,999
278,363	Series 2031, Class PG, 7.000%, 02/15/28 (m)	321,916
11,734	Series 2033, Class SN, HB, IF , 25.961%, 03/15/24	7,317
268,215	Series 2035, Class PC, 6.950%, 03/15/28	309,334
19,365	Series 2038, Class PN, IO, 7.000%, 03/15/28	3,146
61,184	Series 2054, Class PV, 7.500%, 05/15/28	70,814
9,273	Series 2055, Class OE, 6.500%, 05/15/13	9,270
305,477	Series 2057, Class PE, 6.750%, 05/15/28	348,858
91,778	Series 2064, Class TE, 7.000%, 06/15/28	106,114
67,961	Series 2075, Class PH, 6.500%, 08/15/28	77,796
256,760	Series 2095, Class PE, 6.000%, 11/15/28	288,609
19,064	Series 2102, Class TU, 6.000%, 12/15/13	19,746
41,348	Series 2115, Class PE, 6.000%, 01/15/14	42,036
14,246	Series 2132, Class SB, HB, IF , 29.379%, 03/15/29	23,360
26,502	Series 2134, Class PI, IO, 6.500%, 03/15/19	3,634
2,605	Series 2135, Class UK, IO, 6.500%, 03/15/14	133
102,826	Series 2178, Class PB, 7.000%, 08/15/29	117,842
147,062	Series 2182, Class ZB, 8.000%, 09/15/29	170,272

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,831	Series 22, Class C, 9.500%, 04/15/20	6,359
26,585	Series 2247, Class Z, 7.500%, 08/15/30	30,936
311,876	Series 2259, Class ZC, 7.350%, 10/15/30	362,112
6,169	Series 2261, Class ZY, 7.500%, 10/15/30	7,185
117,611	Series 2283, Class K, 6.500%, 12/15/23	125,527
13,474	Series 2306, Class K, PO, 05/15/24	12,538
32,336	Series 2306, Class SE, IF, IO, 8.580%, 05/15/24	6,991
43,176	Series 2325, Class PM, 7.000%, 06/15/31	47,014
233,011	Series 2344, Class ZD, 6.500%, 08/15/31	255,268
41,172	Series 2344, Class ZJ, 6.500%, 08/15/31	45,170
21,580	Series 2345, Class NE, 6.500%, 08/15/31	22,543
164,749	Series 2345, Class PQ, 6.500%, 08/15/16	171,769
58,413	Series 2355, Class BP, 6.000%, 09/15/16	61,985
165,746	Series 2359, Class ZB, 8.500%, 06/15/31	194,538
319,770	Series 2367, Class ME, 6.500%, 10/15/31	348,061
38,628	Series 2390, Class DO, PO, 12/15/31	37,244
90,270	Series 2391, Class QR, 5.500%, 12/15/16	96,288
81,467	Series 2394, Class MC, 6.000%, 12/15/16	87,031
52,287	Series 2410, Class OE, 6.375%, 02/15/32	56,927
64,557	Series 2410, Class QS, IF, 18.776%, 02/15/32	81,117
52,081	Series 2410, Class QX, IF, IO, 8.372%, 02/15/32	13,092
57,443	Series 2412, Class SP, IF, 15.543%, 02/15/32	73,774
108,063	Series 2423, Class MC, 7.000%, 03/15/32	125,574
182,460	Series 2423, Class MT, 7.000%, 03/15/32	202,088
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	263,986
76,756	Series 2444, Class ES, IF, IO, 7.672%, 03/15/32	15,856
51,171	Series 2450, Class SW, IF, IO, 7.722%, 03/15/32	10,641
186,067	Series 2455, Class GK, 6.500%, 05/15/32	211,984
120,976	Series 2484, Class LZ, 6.500%, 07/15/32	139,765
642,964	Series 2500, Class MC, 6.000%, 09/15/32	702,681
42,348	Series 2503, Class BH, 5.500%, 09/15/17	45,533
64,354	Series 2515, Class DE, 4.000%, 03/15/32	65,905
376,863	Series 2527, Class BP, 5.000%, 11/15/17	403,019
196,364	Series 2535, Class BK, 5.500%, 12/15/22	215,056
5,300,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	5,964,226
427,536	Series 2544, Class HC, 6.000%, 12/15/32	474,751
500,000	Series 2575, Class ME, 6.000%, 02/15/33	568,203
3,032,652	Series 2578, Class PG, 5.000%, 02/15/18	3,243,674

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
53,867	Series 2586, Class WI, IO, 6.500%, 03/15/33	9,760
48,146	Series 2594, Class VQ, 6.000%, 08/15/20	48,400
11,936	Series 2597, Class DS, IF, IO, 7.272%, 02/15/33	555
14,190	Series 2599, Class DS, IF, IO, 6.722%, 02/15/33	549
42,671	Series 2610, Class DS, IF, IO, 6.822%, 03/15/33	1,025
18,052	Series 2611, Class SH, IF, IO, 7.372%, 10/15/21	110
277,280	Series 2626, Class NS, IF, IO, 6.272%, 06/15/23	21,229
177,821	Series 2638, Class DS, IF, 8.322%, 07/15/23	195,142
242,660	Series 2647, Class A, 3.250%, 04/15/32	250,292
1,564,196	Series 2651, Class VZ, 4.500%, 07/15/18	1,661,958
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,644,852
410,000	Series 2682, Class LC, 4.500%, 07/15/32	436,840
94,173	Series 2682, Class YS, IF, 8.595%, 10/15/33	96,179
13,638	Series 2684, Class TO, PO, 10/15/33	13,603
45,811	Series 2691, Class WS, IF, 8.583%, 10/15/33	46,912
46,198	Series 2705, Class SC, IF, 8.583%, 11/15/33	47,380
70,521	Series 2705, Class SD, IF, 8.642%, 11/15/33	72,351
462,033	Series 2727, Class BS, IF, 8.658%, 01/15/34	473,141
417,108	Series 2749, Class TD, 5.000%, 06/15/21	422,239
68,196	Series 2755, Class SA, IF, 13.643%, 05/15/30	73,838
66,191	Series 2780, Class JG, 4.500%, 04/15/19	68,674
625,000	Series 2827, Class DG, 4.500%, 07/15/19	686,473
44,435	Series 2989, Class PO, PO, 06/15/23	43,838
300,000	Series 3047, Class OD, 5.500%, 10/15/35	363,204
420,753	Series 3085, Class VS, HB, IF , 27.607%, 12/15/35	626,840
120,597	Series 3117, Class EO, PO, 02/15/36	115,333
130,789	Series 3260, Class CS, IF, IO, 5.862%, 01/15/37	17,592
571,035	Series 3385, Class SN, IF, IO, 5.722%, 11/15/37	64,692
376,734	Series 3387, Class SA, IF, IO, 6.142%, 11/15/37	60,935
596,932	Series 3430, Class AI, IO, 1.417%, 09/15/12	4,036

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
551,027	Series 3451, Class SA, IF, IO, 5.772%, 05/15/38	68,588
842,417	Series 3455, Class SE, IF, IO, 5.922%, 06/15/38	127,748
781,461	Series 3688, Class NI, IO, 5.000%, 04/15/32	98,019
280,959	Series 3759, Class HI, IO, 4.000%, 08/15/37	36,004
622,178	Series 3772, Class IO, IO, 3.500%, 09/15/24	35,935
1,061	Series 47, Class F, 10.000%, 06/15/20	1,222
931	Series 99, Class Z, 9.500%, 01/15/21	1,036
	Federal Home Loan Mortgage Corp. STRIPS,
387,262	Series 233, Class 11, IO, 5.000%, 09/15/35	59,791
669,957	Series 239, Class S30, IF, IO, 7.422%, 08/15/36	107,766
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
21,618	Series T-41, Class 3A, VAR, 6.925%, 07/25/32	24,048
140,770	Series T-54, Class 2A, 6.500%, 02/25/43	156,699
64,625	Series T-54, Class 3A, 7.000%, 02/25/43	75,209
254,194	Series T-56, Class APO, PO, 05/25/43	199,630
38,346	Series T-58, Class APO, PO, 09/25/43	31,776
	Federal National Mortgage Association REMICS,
11,619	Series 1988-16, Class B, 9.500%, 06/25/18	13,037
5,733	Series 1989-83, Class H, 8.500%, 11/25/19	6,486
1,374	Series 1990-1, Class D, 8.800%, 01/25/20	1,561
7,813	Series 1990-10, Class L, 8.500%, 02/25/20	8,848
1,036	Series 1990-93, Class G, 5.500%, 08/25/20	1,138
28	Series 1990-140, Class K, HB, 652.145%, 12/25/20	471
2,174	Series 1990-143, Class J, 8.750%, 12/25/20	2,592
24,301	Series 1992-101, Class J, 7.500%, 06/25/22	25,724
17,221	Series 1992-143, Class MA, 5.500%, 09/25/22	18,867
52,519	Series 1993-146, Class E, PO, 05/25/23	49,647
131,844	Series 1993-155, Class PJ, 7.000%, 09/25/23	150,441
3,981	Series 1993-165, Class SD, IF, 12.272%, 09/25/23	4,800

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
19,850	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	23,594
3,150	Series 1993-167, Class GA, 7.000%, 09/25/23	3,164
176,713	Series 1993-203, Class PL, 6.500%, 10/25/23	198,523
17,071	Series 1993-205, Class H, PO, 09/25/23	15,394
1,090,758	Series 1993-223, Class PZ, 6.500%, 12/25/23	1,224,215
164,473	Series 1993-225, Class UB, 6.500%, 12/25/23	180,529
4,664	Series 1993-230, Class FA, VAR, 0.913%, 12/25/23	4,698
324,534	Series 1993-250, Class Z, 7.000%, 12/25/23	340,739
20,531	Series 1993-257, Class C, PO, 06/25/23	20,322
421,997	Series 1994-37, Class L, 6.500%, 03/25/24	488,135
3,728,017	Series 1994-72, Class K, 6.000%, 04/25/24	4,146,804
32,298	Series 1995-2, Class Z, 8.500%, 01/25/25	37,117
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	99,336
8,093	Series 1996-59, Class J, 6.500%, 08/25/22	8,917
19,042	Series 1996-59, Class K, 6.500%, 07/25/23	19,342
250,407	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	8,731
27,067	Series 1997-39, Class PD, 7.500%, 05/20/27	31,079
59,026	Series 1997-46, Class PL, 6.000%, 07/18/27	65,266
147,957	Series 1997-61, Class ZC, 7.000%, 02/25/23	166,009
45,601	Series 1998-36, Class ZB, 6.000%, 07/18/28	51,181
61,568	Series 1998-43, Class SA, IF, IO, 18.963%, 04/25/23	29,517
86,037	Series 1998-46, Class GZ, 6.500%, 08/18/28	98,123
178,724	Series 1998-58, Class PC, 6.500%, 10/25/28	198,354
377,412	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	72,200
10,372	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2,037
135,484	Series 2001-4, Class PC, 7.000%, 03/25/21	147,183
122,579	Series 2001-30, Class PM, 7.000%, 07/25/31	142,422

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
565,055	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	98,033
181,120	Series 2001-36, Class DE, 7.000%, 08/25/31	210,627
24,942	Series 2001-44, Class PD, 7.000%, 09/25/31	28,988
71,270	Series 2001-52, Class XN, 6.500%, 11/25/15	76,188
322,639	Series 2001-61, Class Z, 7.000%, 11/25/31	375,133
98,881	Series 2001-69, Class PG, 6.000%, 12/25/16	105,427
72,040	Series 2001-71, Class QE, 6.000%, 12/25/16	76,822
3,000	Series 2001-80, Class PE, 6.000%, 07/25/29	3,003
51,773	Series 2002-1, Class HC, 6.500%, 02/25/22	55,223
14,983	Series 2002-1, Class SA, HB, IF , 24.233%, 02/25/32	23,320
109,921	Series 2002-2, Class UC, 6.000%, 02/25/17	117,584
118,566	Series 2002-3, Class OG, 6.000%, 02/25/17	126,420
348,390	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	19,589
314,201	Series 2002-15, Class PO, PO, 04/25/32	301,768
156,374	Series 2002-28, Class PK, 6.500%, 05/25/32	178,998
618,990	Series 2002-62, Class ZE, 5.500%, 11/25/17	665,157
374,858	Series 2002-68, Class SH, IF, IO, 7.715%, 10/18/32	68,130
45,932	Series 2002-77, Class S, IF, 13.945%, 12/25/32	53,003
5,032	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	168
447,783	Series 2002-94, Class BK, 5.500%, 01/25/18	479,813
330,769	Series 2003-7, Class A1, 6.500%, 12/25/42	384,872
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	309,235
13,921	Series 2003-35, Class MD, 5.000%, 11/25/16	13,915
135,767	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	23,500
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	115,177
38,523	Series 2003-64, Class SX, IF, 13.074%, 07/25/33	41,585

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
74,020	Series 2003-66, Class PA, 3.500%, 02/25/33	77,262
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	658,132
102,315	Series 2003-68, Class QP, 3.000%, 07/25/22	103,705
112,903	Series 2003-71, Class DS, IF, 7.106%, 08/25/33	115,129
301,579	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	22,793
243,988	Series 2003-80, Class SY, IF, IO, 7.356%, 06/25/23	27,831
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,876,208
566,098	Series 2003-82, Class VB, 5.500%, 08/25/33	617,394
56,105	Series 2003-91, Class SD, IF, 12.011%, 09/25/33	60,244
24,060	Series 2003-106, Class US, IF, 8.635%, 11/25/23	24,224
385,925	Series 2003-116, Class SB, IF, IO, 7.306%, 11/25/33	75,531
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	3,143,670
50,996	Series 2003-130, Class SX, IF, 11.080%, 01/25/34	55,942
75,950	Series 2003-132, Class OA, PO, 08/25/33	69,635
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	1,995,263
175,568	Series 2004-4, Class QM, IF, 13.613%, 06/25/33	205,960
106,297	Series 2004-10, Class SC, HB, IF , 27.426%, 02/25/34	157,270
49,502	Series 2004-14, Class SD, IF, 8.635%, 03/25/34	50,762
87,592	Series 2004-21, Class CO, PO, 04/25/34	80,554
64,918	Series 2004-22, Class A, 4.000%, 04/25/19	66,015
231,155	Series 2004-36, Class SA, IF, 18.718%, 05/25/34	298,329
171,352	Series 2004-46, Class SK, IF, 15.693%, 05/25/34	202,632
32,801	Series 2004-51, Class SY, IF, 13.653%, 07/25/34	40,423
131,705	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	146,741
1,085,786	Series 2004-75, Class VK, 4.500%, 09/25/22	1,155,567

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
195,382	Series 2004-76, Class CL, 4.000%, 10/25/19	206,166
10,949	Series 2004-92, Class JO, PO, 12/25/34	10,883
339,346	Series 2005-45, Class DC, HB, IF , 23.233%, 06/25/35	494,957
118,682	Series 2005-52, Class PA, 6.500%, 06/25/35	129,074
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	941,006
457,678	Series 2005-84, Class XM, 5.750%, 10/25/35	513,594
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	788,194
127,094	Series 2006-22, Class AO, PO, 04/25/36	120,770
87,004	Series 2006-46, Class SW, HB, IF , 23.123%, 06/25/36	121,175
239,197	Series 2006-59, Class QO, PO, 01/25/33	216,837
281,754	Series 2006-110, Class PO, PO, 11/25/36	258,264
549,919	Series 2006-117, Class GS, IF, IO, 6.356%, 12/25/36	97,753
282,055	Series 2007-7, Class SG, IF, IO, 6.206%, 08/25/36	43,026
839,647	Series 2007-53, Class SH, IF, IO, 5.806%, 06/25/37	112,912
409,770	Series 2007-88, Class VI, IF, IO, 6.246%, 09/25/37	63,495
601,332	Series 2007-100, Class SM, IF, IO, 6.156%, 10/25/37	89,408
620,403	Series 2008-1, Class BI, IF, IO, 5.616%, 02/25/38	75,824
230,438	Series 2008-16, Class IS, IF, IO, 5.906%, 03/25/38	32,165
253,188	Series 2008-46, Class HI, IO, VAR, 6.571%, 06/25/38	16,700
222,997	Series 2008-53, Class CI, IF, IO, 6.906%, 07/25/38	32,143
622,960	Series 2009-112, Class ST, IF, IO, 5.956%, 01/25/40	78,512
333,814	Series 2010-35, Class SB, IF, IO, 6.126%, 04/25/40	48,663
3,622	Series G92-42, Class Z, 7.000%, 07/25/22	4,044
83,699	Series G92-44, Class ZQ, 8.000%, 07/25/22	95,117
42,604	Series G92-54, Class ZQ, 7.500%, 09/25/22	47,636
2,642	Series G92-59, Class F, VAR, 1.918%, 10/25/22	2,697
7,090	Series G92-61, Class Z, 7.000%, 10/25/22	8,405
16,084	Series G92-66, Class KA, 6.000%, 12/25/22	17,549

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
76,073	Series G92-66, Class KB, 7.000%, 12/25/22	85,289
20,912	Series G93-1, Class KA, 7.900%, 01/25/23	23,704
22,417	Series G93-17, Class SI, IF, 6.000%, 04/25/23	23,496
	Federal National Mortgage Association STRIPS,
38,382	Series 329, Class 1, PO, 01/01/33	36,727
178,821	Series 365, Class 8, IO, 5.500%, 05/01/36	25,797
	Federal National Mortgage Association Whole Loan,
80,631	Series 1999-W1, Class PO, PO, 02/25/29	68,537
376,990	Series 1999-W4, Class A9, 6.250%, 02/25/29	423,827
620,007	Series 2002-W7, Class A4, 6.000%, 06/25/29	695,086
494,696	Series 2003-W1, Class 1A1, VAR, 6.292%, 12/25/42	566,480
64,330	Series 2003-W1, Class 2A, VAR, 7.122%, 12/25/42	74,824
79,289	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	90,509
	Government National Mortgage Association,
65,307	Series 1994-3, Class PQ, 7.488%, 07/16/24	79,356
271,525	Series 1994-7, Class PQ, 6.500%, 10/16/24	319,203
67,816	Series 1996-16, Class E, 7.500%, 08/16/26	77,428
65,151	Series 1997-8, Class PN, 7.500%, 05/16/27	73,814
153,496	Series 1998-22, Class PD, 6.500%, 09/20/28	166,590
74,560	Series 1998-26, Class K, 7.500%, 09/17/25	85,226
48,856	Series 1999-17, Class L, 6.000%, 05/20/29	53,099
59,559	Series 1999-41, Class Z, 8.000%, 11/16/29	68,957
41,011	Series 1999-44, Class PC, 7.500%, 12/20/29	47,150
50,055	Series 1999-44, Class ZG, 8.000%, 12/20/29	57,959
34,408	Series 2000-6, Class Z, 7.500%, 02/20/30	40,277
56,582	Series 2000-14, Class PD, 7.000%, 02/16/30	66,817
230,130	Series 2000-21, Class Z, 9.000%, 03/16/30	294,643
26,070	Series 2000-26, Class Z, 7.750%, 09/20/30	30,088
4,164	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,811
726,426	Series 2000-36, Class PB, 7.500%, 11/16/30	835,807

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
50,485	Series 2000-37, Class B, 8.000%, 12/20/30	58,487
38,879	Series 2001-4, Class SJ, IF, IO, 7.865%, 01/19/30	10,072
1,826,643	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,057,595
270,103	Series 2001-22, Class PS, HB, IF , 20.268%, 03/17/31	384,746
96,917	Series 2001-36, Class S, IF, IO, 7.767%, 08/16/31	23,526
214,447	Series 2001-53, Class SR, IF, IO, 7.865%, 10/20/31	24,254
133,676	Series 2001-64, Class MQ, 6.500%, 12/20/31	142,337
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,093,695
17,515	Series 2002-24, Class SB, IF, 11.501%, 04/16/32	20,548
80,777	Series 2002-54, Class GB, 6.500%, 08/20/32	91,637
46,103	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	1,944
10,402	Series 2003-24, Class PO, PO, 03/16/33	8,816
2,185,584	Series 2003-59, Class XA, IO, VAR, 1.494%, 06/16/34	77,702
226,695	Series 2003-75, Class BE, 6.000%, 04/16/28	226,741
135,403	Series 2003-76, Class LS, IF, IO, 6.915%, 09/20/31	9,639
565,002	Series 2004-11, Class SW, IF, IO, 5.215%, 02/20/34	73,215
51,493	Series 2004-28, Class S, IF, 18.885%, 04/16/34	69,912
786,287	Series 2004-62, Class VA, 5.500%, 07/20/15	811,349
467,449	Series 2007-45, Class QA, IF, IO, 6.355%, 07/20/37	63,642
405,536	Series 2007-76, Class SA, IF, IO, 6.245%, 11/20/37	60,729
360,366	Series 2008-2, Class MS, IF, IO, 6.877%, 01/16/38	50,186
291,099	Series 2008-55, Class SA, IF, IO, 5.915%, 06/20/38	42,195
230,023	Series 2009-6, Class SA, IF, IO, 5.817%, 02/16/39	32,592
662,675	Series 2009-6, Class SH, IF, IO, 5.755%, 02/20/39	91,712
397,623	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	79,311

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
272,750	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	53,196
881,649	Series 2009-22, Class SA, IF, IO, 5.985%, 04/20/39	111,881
888,797	Series 2009-31, Class ST, IF, IO, 6.065%, 03/20/39	113,013
888,797	Series 2009-31, Class TS, IF, IO, 6.015%, 03/20/39	112,141
1,030,164	Series 2009-64, Class SN, IF, IO, 5.817%, 07/16/39	148,058
261,019	Series 2009-79, Class OK, PO, 11/16/37	232,548
515,603	Series 2009-102, Class SM, IF, IO, 6.117%, 06/16/39	62,970
1,151,323	Series 2009-106, Class ST, IF, IO, 5.715%, 02/20/38	169,845
397,332	Series 2010-130, Class CP, 7.000%, 10/16/40	462,257
1,008,728	Series 2011-75, Class SM, IF, IO, 6.315%, 05/20/41	150,765
774,114	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.650%, 10/29/20	809,055
	Vendee Mortgage Trust,
86,535	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	94,105
200,997	Series 1996-1, Class 1Z, 6.750%, 02/15/26	234,828
112,284	Series 1996-2, Class 1Z, 6.750%, 06/15/26	131,178
404,732	Series 1997-1, Class 2Z, 7.500%, 02/15/27	474,579
111,840	Series 1998-1, Class 2E, 7.000%, 03/15/28	130,479

		73,061,651

	Non-Agency CMO — 10.4%
4,492	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 1.094%, 01/25/35	4,327
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	202,666
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.426%, 09/25/35	181,043
	Banc of America Alternative Loan Trust,
151,589	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	155,034
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	182,533
76,860	Series 2004-6, Class 15PO, PO, 07/25/19	66,503
	Banc of America Funding Corp.,
94,600	Series 2003-1, Class APO, PO, 05/20/33	79,476
81,779	Series 2004-1, Class PO, PO, 03/25/34	65,423

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
607,289	Series 2005-6, Class 2A7, 5.500%, 10/25/35	586,358
101,251	Series 2005-7, Class 30PO, PO, 11/25/35	73,376
306,074	Series 2005-E, Class 4A1, VAR, 2.675%, 03/20/35	269,590
	Banc of America Mortgage Securities, Inc.,
29,276	Series 2003-8, Class APO, PO, 11/25/33	24,363
200,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	204,107
27,348	Series 2004-4, Class APO, PO, 05/25/34	23,134
606,433	Series 2004-5, Class 2A2, 5.500%, 06/25/34	627,212
232,596	Series 2004-6, Class 2A5, PO, 07/25/34	176,503
91,249	Series 2004-6, Class APO, PO, 07/25/34	74,999
263,352	Series 2004-7, Class 1A19, PO, 08/25/34	197,541
216,859	Series 2004-J, Class 3A1, VAR, 2.910%, 11/25/34	178,355
590,733	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	13,505
	BCAP LLC Trust,
268,350	Series 2011-RR5, Class 11A3, VAR, 0.407%, 05/28/36 (e)	237,490
200,410	Series 2011-RR5, Class 14A3, VAR, 2.818%, 07/26/36 (e) (f) (i)	189,888
	Bear Stearns Adjustable Rate Mortgage Trust,
96,291	Series 2003-7, Class 3A, VAR, 2.625%, 10/25/33	89,708
189,970	Series 2005-5, Class A1, VAR, 2.220%, 08/25/35	174,228
519,525	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	432,532
173,358	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	178,890
	Citigroup Mortgage Loan Trust, Inc.,
13,922	Series 2003-UP3, Class A3, 7.000%, 09/25/33	14,275
63,536	Series 2003-UST1, Class A1, 5.500%, 12/25/18	66,499
23,299	Series 2003-UST1, Class PO1, PO, 12/25/18	21,335
17,070	Series 2003-UST1, Class PO3, PO, 12/25/18	15,922
129,571	Series 2005-1, Class 2A1A, VAR, 2.679%, 04/25/35	75,878
	Countrywide Alternative Loan Trust,
111,635	Series 2002-8, Class A4, 6.500%, 07/25/32	116,960
40,421	Series 2003-J1, Class PO, PO, 10/25/33	33,481

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,732,325	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,647,105
139,397	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	142,378
113,300	Series 2005-5R, Class A1, 5.250%, 12/25/18	115,064
866,833	Series 2005-20CB, Class 3A8, IF, IO, 4.456%, 07/25/35	96,733
20,243	Series 2005-26CB, Class A10, IF, 12.518%, 07/25/35	20,271
1,125,085	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	963,087
594,847	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	457,205
1,337,985	Series 2005-22T1, Class A2, IF, IO, 4.776%, 06/25/35	143,251
1,281,663	Series 2005-J1, Class 1A4, IF, IO, 4.806%, 02/25/35	147,259
	Countrywide Home Loan Mortgage Pass-Through Trust,
276,716	Series 2003-26, Class 1A6, 3.500%, 08/25/33	274,554
37,387	Series 2003-44, Class A6, PO, 10/25/33	36,990
53,552	Series 2003-J7, Class 4A3, IF, 9.394%, 08/25/18	51,714
108,071	Series 2004-7, Class 2A1, VAR, 2.279%, 06/25/34	91,180
66,274	Series 2004-HYB1, Class 2A, VAR, 2.800%, 05/20/34	54,700
94,755	Series 2004-HYB3, Class 2A, VAR, 2.560%, 06/20/34	71,173
207,745	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	211,870
60,614	Series 2004-J8, Class POA, PO, 11/25/19	56,111
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	491,396
470,759	Series 2005-22, Class 2A1, VAR, 2.740%, 11/25/35	303,372
26,957	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	25,055
	Credit Suisse Mortgage Capital Certificates,
290,523	Series 2011-7R, Class A1, VAR, 1.544%, 08/28/47 (e)	285,117
358,756	Series 2011-9R, Class A1, VAR, 2.294%, 03/27/46 (e)	350,684
359,321	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	230,765

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	First Horizon Asset Securities, Inc.,
56,035	Series 2004-AR7, Class 2A1, VAR, 2.630%, 02/25/35	53,093
300,000	Series 2004-AR7, Class 2A2, VAR, 2.630%, 02/25/35	253,248
235,534	Series 2005-AR1, Class 2A2, VAR, 2.747%, 04/25/35	210,362
	GMAC Mortgage Corp. Loan Trust,
233,383	Series 2003-AR1, Class A4, VAR, 3.030%, 10/19/33	219,500
234,335	Series 2004-J5, Class A7, 6.500%, 01/25/35	246,645
650,000	Series 2005-AR3, Class 3A4, VAR, 3.061%, 06/19/35	509,924
	GSR Mortgage Loan Trust,
554,762	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	553,866
706,452	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	755,685
79,167	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	80,165
74,166	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	72,864
103,258	Impac Secured Assets CMN Owner Trust, Series 2006-1, Class 2A1, VAR, 0.644%, 05/25/36	86,649
1,961,693	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.150%, 08/25/35	9,809
226,732	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.648%, 11/25/33	207,776
	MASTR Adjustable Rate Mortgages Trust,
153,633	Series 2004-13, Class 2A1, VAR, 2.664%, 04/21/34	146,742
412,419	Series 2004-13, Class 3A6, VAR, 2.718%, 11/21/34	403,640
	MASTR Alternative Loans Trust,
197,555	Series 2003-9, Class 8A1, 6.000%, 01/25/34	197,817
446,637	Series 2004-4, Class 10A1, 5.000%, 05/25/24	460,349
307,167	Series 2004-6, Class 7A1, 6.000%, 07/25/34	304,875
42,197	Series 2004-7, Class 30PO, PO, 08/25/34	30,831
256,757	Series 2004-8, Class 6A1, 5.500%, 09/25/19	260,625
249,956	Series 2004-10, Class 1A1, 4.500%, 09/25/19	255,757

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	MASTR Asset Securitization Trust,
458,161	Series 2003-11, Class 9A6, 5.250%, 12/25/33	473,850
69,918	Series 2003-12, Class 15PO, PO, 12/25/18	64,077
107,955	Series 2004-6, Class 15PO, PO, 05/25/19	98,676
80,114	Series 2004-8, Class PO, PO, 08/25/19	74,377
179,933	Series 2004-10, Class 15PO , PO, 10/25/19	165,918
352,095	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	257,029
83,550	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.614%, 02/25/35	63,814
71,316	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	71,789
590,331	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	97,755
	Residential Accredit Loans, Inc.,
112,556	Series 2002-QS8, Class A5, 6.250%, 06/25/17	114,840
953,950	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	939,311
29,457	Series 2003-QS3, Class A2, IF, 15.854%, 02/25/18	31,485
84,378	Series 2003-QS3, Class A8, IF, IO, 7.306%, 02/25/18	8,363
216,594	Series 2003-QS9, Class A3, IF, IO, 7.256%, 05/25/18	29,389
277,187	Series 2003-QS14, Class A1, 5.000%, 07/25/18	281,765
87,656	Series 2003-QS18, Class A1, 5.000%, 09/25/18	90,135
28,884	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	29,134
204,069	Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A1, VAR, 2.876%, 09/25/35	133,159
8,267	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	8,453
	Salomon Brothers Mortgage Securities VII, Inc.,
139,479	Series 2003-HYB1, Class A, VAR, 2.736%, 09/25/33	128,963
10,143	Series 2003-UP2, Class PO1, PO, 12/25/18	8,904
90,888	Springleaf Mortgage Loan Trust, Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	90,773

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.951%, 06/25/34	376,830
	Structured Asset Securities Corp.,
118,952	Series 2003-8, Class 1A2, 5.000%, 04/25/18	121,575
199,562	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	201,918
48,017	Series 2004-20, Class 1A3, 5.250%, 11/25/34	48,253
	WaMu Mortgage Pass-Through Certificates,
33,850	Series 2003-AR8, Class A, VAR, 2.485%, 08/25/33	31,754
173,120	Series 2003-AR9, Class 1A6, VAR, 2.460%, 09/25/33	163,752
91,323	Series 2003-S4, Class 3A, 5.500%, 06/25/33	95,269
123,895	Series 2003-S8, Class A4, 4.500%, 09/25/18	125,291
3,564	Series 2003-S10, Class A5, 5.000%, 10/25/18	3,557
274	Series 2003-S10, Class A6, PO, 10/25/18	274
58,219	Series 2003-S11, Class 2A5, IF, 16.243%, 11/25/33	61,213
62,105	Series 2004-AR3, Class A2, VAR, 2.563%, 06/25/34	60,049
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,018,463	Series 2005-2, Class 1A4, IF, IO, 4.756%, 04/25/35	244,156
694,493	Series 2005-2, Class 2A3, IF, IO, 4.706%, 04/25/35	78,922
536,033	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	82,167
735,513	Series 2005-4, Class CB7, 5.500%, 06/25/35	591,490
44,669	Series 2005-4, Class DP, PO, 06/25/20	37,951
193,785	Series 2005-6, Class 2A4, 5.500%, 08/25/35	151,119
	Wells Fargo Mortgage-Backed Securities Trust,
80,088	Series 2003-8, Class A9, 4.500%, 08/25/18	83,512
112,369	Series 2003-11, Class 1A4, 4.750%, 10/25/18	112,131
23,834	Series 2003-11, Class 1APO, PO, 10/25/18	22,171
84,628	Series 2003-15, Class 1A1, 4.750%, 12/25/18	87,277

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
80,830	Series 2003-K, Class 1A1, VAR, 4.428%, 11/25/33	81,648
161,659	Series 2003-K, Class 1A2, VAR, 4.428%, 11/25/33	166,484
82,362	Series 2004-7, Class 2A2, 5.000%, 07/25/19	84,772
121,627	Series 2004-EE, Class 3A1, VAR, 2.740%, 12/25/34	116,820
320,406	Series 2004-P, Class 2A1, VAR, 2.677%, 09/25/34	304,025
180,706	Series 2005-AR8, Class 2A1, VAR, 2.704%, 06/25/35	167,544
123,996	Series 2005-AR16, Class 2A1, VAR, 2.690%, 02/25/34	109,229

		23,693,502

	Total Collateralized Mortgage Obligations (Cost $91,442,742)	96,755,153

Commercial Mortgage-Backed Securities — 2.0%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	135,360
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	127,957
448,942	Series 2005-6, Class ASB, VAR, 5.193%, 09/10/47	469,578
250,000	Series 2006-4, Class A4, 5.634%, 07/10/46	276,636
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	268,917
170,846	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	177,887
360,000	Series 2006-PW11, Class A4, VAR, 5.441%, 03/11/39	399,097
	Citigroup Commercial Mortgage Trust,
100,000	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	105,488
253	Series 2006-C4, Class A1, VAR, 5.728%, 03/15/49	253
14,330,099	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.169%, 12/11/49 (e)	135,434
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.419%, 02/15/39	625,279

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	107,658
200,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	214,154
100,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4, 4.404%, 01/12/39	104,789
	LB-UBS Commercial Mortgage Trust,
107,000	Series 2004-C2, Class A4, 4.367%, 03/15/36	111,791
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	80,123
224,778	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	233,410
4,016,615	Morgan Stanley Capital I, Series 2006-IQ12, Class X1, IO, VAR, 0.107%, 12/15/43 (e)	57,650
238,528	Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	238,155
400,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.739%, 08/15/39	432,561
116,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	124,238
110,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	117,128

	Total Commercial Mortgage-Backed Securities (Cost $4,220,500)	4,543,543

Corporate Bonds — 15.9%
	Consumer Discretionary — 1.3%
	Automobiles — 0.0% (g)
60,000	Daimler Finance North America LLC, 7.300%, 01/15/12	60,146

	Household Durables — 0.0% (g)
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	52,815

	Media — 1.2%
	CBS Corp.,
21,000	5.750%, 04/15/20	23,610
100,000	7.875%, 07/30/30	127,220
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	135,629

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
	Comcast Cable Holdings LLC,
235,000	9.800%, 02/01/12	236,628
75,000	10.125%, 04/15/22	108,608
	Comcast Corp.,
50,000	5.900%, 03/15/16	57,230
50,000	6.450%, 03/15/37	60,612
30,000	6.500%, 01/15/17	35,285
35,000	6.500%, 11/15/35	42,189
	Cox Communications, Inc.,
30,000	5.450%, 12/15/14	33,301
20,000	8.375%, 03/01/39 (e)	26,779
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	129,969
67,000	5.000%, 03/01/21	71,705
125,000	6.000%, 08/15/40	136,359
78,000	Discovery Communications LLC, 4.375%, 06/15/21	82,336
100,000	Historic TW, Inc., 9.150%, 02/01/23	136,786
75,000	NBC Universal Media LLC, 5.950%, 04/01/41	88,156
	News America, Inc.,
50,000	6.650%, 11/15/37	56,647
50,000	7.250%, 05/18/18	60,234
150,000	7.300%, 04/30/28	171,387
84,000	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	86,932
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	56,871
50,000	6.750%, 07/01/18	59,385
50,000	7.300%, 07/01/38	60,758
70,000	8.250%, 02/14/14	78,901
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	65,120
25,000	8.375%, 07/15/33	32,768
150,000	10.150%, 05/01/12	154,341
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	37,956
75,000	6.200%, 03/15/40	88,343
22,000	6.250%, 03/29/41	26,377
43,000	Viacom, Inc., 3.875%, 12/15/21	43,897

		2,612,319

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	28,614
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	80,848

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	98,728
35,000	Staples, Inc., 9.750%, 01/15/14	40,021

		248,211

	Total Consumer Discretionary	2,973,491

	Consumer Staples — 0.6%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	161,895
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	50,310
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	111,476
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,754
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	16,325
40,000	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	43,379

		406,139

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
60,000	5.750%, 05/15/41	71,444
30,000	6.125%, 09/15/39	36,506
	Kroger Co. (The),
18,000	5.400%, 07/15/40	19,392
25,000	7.500%, 04/01/31	32,613
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	96,704

		256,659

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
50,000	5.875%, 05/15/13	52,041
55,000	8.500%, 06/15/19	66,948
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	29,485
50,000	Kellogg Co., 4.250%, 03/06/13	51,918
	Kraft Foods, Inc.,
127,000	5.375%, 02/10/20	146,539
165,000	6.125%, 02/01/18	193,407
100,000	6.875%, 02/01/38	132,417

		672,755

	Household Products — 0.0% (g)
75,700	Procter & Gamble - ESOP, 9.360%, 01/01/21	101,880

	Total Consumer Staples	1,437,433

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy — 0.5%
	Energy Equipment & Services — 0.1%
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	19,132
75,000	6.500%, 11/15/20	77,474
14,000	7.350%, 12/15/41	15,552

		112,158

	Oil, Gas & Consumable Fuels — 0.4%
50,000	Apache Corp., 6.900%, 09/15/18	63,582
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	117,859
	ConocoPhillips,
25,000	5.750%, 02/01/19	30,125
120,000	6.000%, 01/15/20	148,192
150,000	Marathon Oil Corp., 6.000%, 10/01/17	174,527
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	77,471
60,000	Shell International Finance B.V., (Netherlands), 6.375%, 12/15/38	82,579
50,000	Statoil ASA, (Norway), 3.125%, 08/17/17	52,735
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	57,635
40,000	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	49,322
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	153,949

		1,007,976

	Total Energy	1,120,134

	Financials — 8.6%
	Capital Markets — 2.0%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	77,779
55,000	4.600%, 01/15/20	59,874
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	85,426
130,000	5.000%, 12/10/19	141,869
65,000	6.250%, 09/15/17	75,622
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	97,580
50,000	Credit Suisse USA, Inc., 4.875%, 01/15/15	52,241
	Goldman Sachs Group, Inc. (The),
75,000	3.625%, 02/07/16	72,467
20,000	3.700%, 08/01/15	19,594
375,000	4.750%, 07/15/13	379,960
150,000	5.250%, 10/15/13	153,050
23,000	5.250%, 07/27/21	22,437

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
156,000	5.375%, 03/15/20	153,976
100,000	5.500%, 11/15/14	103,027
150,000	5.950%, 01/18/18	153,633
75,000	5.950%, 01/15/27	70,300
100,000	6.250%, 09/01/17	104,544
80,000	6.750%, 10/01/37	74,441
125,000	7.500%, 02/15/19	138,051
	Jefferies Group, Inc.,
55,000	3.875%, 11/09/15	48,675
110,000	6.450%, 06/08/27	91,575
100,000	8.500%, 07/15/19	101,500
	Lehman Brothers Holdings, Inc.,
315,000	0.000%, 11/10/09 (d) (f) (i) #	80,325
200,000	4.800%, 03/13/14 (d) (f) (i) #	51,250
100,000	5.750%, 05/17/13 (d) (f) (i) #	25,625
175,000	6.625%, 01/18/12 (d) (f) (i) #	44,844
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	52,055
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	118,989
274,000	6.150%, 04/25/13	276,567
135,000	6.400%, 08/28/17	130,721
90,000	6.875%, 04/25/18	88,734
	Morgan Stanley,
100,000	4.200%, 11/20/14	96,444
400,000	4.750%, 04/01/14	394,035
300,000	5.300%, 03/01/13	303,672
35,000	5.500%, 07/28/21	32,362
200,000	5.625%, 09/23/19	185,216
130,000	6.250%, 08/28/17	127,224
136,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	143,199

		4,428,883

	Commercial Banks — 2.2%
82,000	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	86,131
	Barclays Bank plc, (United Kingdom),
110,000	2.500%, 01/23/13	109,531
106,000	3.900%, 04/07/15	106,453
100,000	5.200%, 07/10/14	103,082
150,000	6.050%, 12/04/17 (e)	135,638
	BB&T Corp.,
110,000	3.850%, 07/27/12	111,795
100,000	3.950%, 04/29/16	107,436
50,000	4.900%, 06/30/17	53,216

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
50,000	5.700%, 04/30/14	54,699
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	76,425
	Credit Suisse, (Switzerland),
100,000	5.400%, 01/14/20	94,317
150,000	5.500%, 05/01/14	155,913
100,000	6.000%, 02/15/18	98,623
350,000	Glitnir Banki HF, (Iceland)10/15/08 (d) (e) (f) (i)	91,000
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	100,807
111,000	4.125%, 08/12/20 (e)	109,531
100,000	KeyCorp, 6.500%, 05/14/13	105,799
	National Australia Bank Ltd., (Australia),
200,000	2.500%, 01/08/13 (e)	201,022
200,000	2.750%, 09/28/15 (e)	198,675
100,000	3.750%, 03/02/15 (e)	103,195
100,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	97,714
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	169,496
25,000	5.250%, 11/15/15	27,191
25,000	5.625%, 02/01/17	27,222
25,000	6.700%, 06/10/19	30,501
200,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	203,715
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	73,431
	U.S. Bancorp,
90,000	2.450%, 07/27/15	92,236
100,000	7.500%, 06/01/26	129,396
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	249,312
100,000	5.750%, 04/25/18	103,608
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	276,056
250,000	6.600%, 01/15/38	283,511
250,000	VAR, 0.876%, 03/15/16	223,797
	Wachovia Corp.,
250,000	5.500%, 05/01/13	263,775
50,000	5.750%, 02/01/18	56,801
200,000	Wells Fargo & Co., 3.676%, 06/15/16	209,000
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	67,745
121,000	4.875%, 11/19/19	128,734

		4,916,529

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 0.6%
50,000	American Express Co., 7.000%, 03/19/18	60,421
50,000	American Express Credit Corp., 7.300%, 08/20/13	54,263
	Capital One Financial Corp.,
100,000	6.750%, 09/15/17	112,051
185,000	7.375%, 05/23/14	203,262
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,275
150,000	5.000%, 06/30/15	152,309
150,000	5.250%, 01/15/14	153,173
50,000	7.350%, 11/27/32	48,020
100,000	VAR, 0.653%, 01/15/14	92,120
	John Deere Capital Corp.,
42,000	3.150%, 10/15/21	42,805
20,000	4.500%, 04/03/13	20,954
100,000	SLM Corp., 5.375%, 01/15/13	100,690
	Toyota Motor Credit Corp.,
100,000	2.000%, 09/15/16	100,995
87,000	3.200%, 06/17/15	91,508

		1,245,846

	Diversified Financial Services — 2.2%
150,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	153,019
	Bank of America Corp.,
295,000	5.650%, 05/01/18	281,062
245,000	5.750%, 12/01/17	231,408
50,000	6.500%, 08/01/16	50,354
200,000	7.375%, 05/15/14	207,372
25,000	7.625%, 06/01/19	25,855
150,000	BP Capital Markets plc, (United Kingdom), 4.742%, 03/11/21	169,898
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	93,519
100,000	6.200%, 09/30/13	109,011
100,000	7.050%, 10/01/18	126,833
50,000	7.150%, 02/15/19	64,039
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	152,483
62,000	4.750%, 05/19/15	62,791
300,000	5.000%, 09/15/14	296,912
36,000	5.375%, 08/09/20	37,018
55,000	5.500%, 04/11/13	56,151
285,000	6.000%, 08/15/17	298,669
150,000	6.010%, 01/15/15	156,706
100,000	8.125%, 07/15/39	122,433

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
45,000	8.500%, 05/22/19	52,969
	CME Group, Inc.,
50,000	5.400%, 08/01/13	53,281
50,000	5.750%, 02/15/14	54,501
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	87,565
45,000	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	46,154
200,000	FUEL Trust, 3.984%, 06/15/16 (e)	199,973
	General Electric Capital Corp.,
200,000	4.750%, 09/15/14	215,669
100,000	5.250%, 10/19/12	103,497
190,000	5.500%, 01/08/20	209,056
400,000	5.625%, 05/01/18	448,001
100,000	5.875%, 01/14/38	105,959
115,000	5.900%, 05/13/14	125,942
110,000	6.000%, 06/15/12	112,473
200,000	6.750%, 03/15/32	234,188
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	124,468
100,000	MassMutual Global Funding II, 2.300%, 09/28/15 (e)	100,398
	National Rural Utilities Cooperative Finance Corp.,
50,000	2.625%, 09/16/12	50,635
50,000	10.375%, 11/01/18	71,938

		5,092,200

	FDIC Guaranteed Securities (~) — 0.0% (g)
105,000	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	106,494

	Insurance — 1.2%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	39,044
	Aflac, Inc.,
25,000	6.450%, 08/15/40	26,478
20,000	8.500%, 05/15/19	24,511
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	63,356
130,000	American International Group, Inc., 4.250%, 05/15/13	129,822
	Aon Corp.,
40,000	3.125%, 05/27/16	40,454
23,000	3.500%, 09/30/15	23,602
18,000	6.250%, 09/30/40	22,162
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	302,506

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	34,213
50,000	5.400%, 05/15/18	58,311
100,000	5.750%, 01/15/40	118,649
75,000	CNA Financial Corp., 5.875%, 08/15/20	77,044
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	203,750
20,000	Lincoln National Corp., 4.850%, 06/24/21	20,375
	Metropolitan Life Global Funding I,
220,000	2.500%, 01/11/13 (e)	222,665
175,000	3.650%, 06/14/18 (e)	181,650
100,000	5.200%, 09/18/13 (e)	106,029
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	90,634
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	266,687
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	106,078
300,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	301,735
	Principal Life Income Funding Trusts,
35,000	5.100%, 04/15/14	36,971
80,000	5.300%, 04/24/13	83,934
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	191,904
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	29,386

		2,801,950

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
75,000	5.875%, 09/15/20	75,510
100,000	6.650%, 01/15/18	106,926
92,000	HCP, Inc., 5.375%, 02/01/21	96,451
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,483
20,000	4.375%, 03/01/21	21,163
50,000	5.625%, 08/15/14	54,550
50,000	5.650%, 02/01/20	57,303
45,000	6.100%, 05/01/16	51,149
30,000	6.750%, 05/15/14	33,037
102,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	113,765

		618,337

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.1%
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	70,660
250,000	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	249,561

		320,221

	Total Financials	19,530,460

	Health Care — 0.2%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	26,306
100,000	5.150%, 11/15/41	103,668
40,000	5.700%, 02/01/19	44,984
82,000	5.750%, 03/15/40	89,346

		264,304

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,647

	Health Care Providers & Services — 0.0% (g)
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,170
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	14,979
9,000	7.000%, 02/15/19	10,859

		56,008

	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	38,733
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	54,112
80,000	Novartis Capital Corp., 4.125%, 02/10/14	85,594

		178,439

	Total Health Care	509,398

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	52,360
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,054
30,000	4.850%, 09/15/41	30,405
100,000	United Technologies Corp., 6.125%, 02/01/19	123,568

		239,387

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.1%
31,953	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	29,716
35,000	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	35,700
52,427	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	53,082

		118,498

	Commercial Services & Supplies — 0.1%
55,000	Allied Waste North America, Inc., 6.875%, 06/01/17	58,162
43,000	Waste Management, Inc., 4.750%, 06/30/20	47,173

		105,335

	Construction & Engineering — 0.0% (g)
44,000	Fluor Corp., 3.375%, 09/15/21	44,552

	Industrial Conglomerates — 0.2%
44,000	Danaher Corp., 3.900%, 06/23/21	48,576
	General Electric Co.,
250,000	5.000%, 02/01/13	260,524
65,000	5.250%, 12/06/17	74,604
22,000	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	25,200
50,000	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	64,404
30,000	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	36,967

		510,275

	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	29,398

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
25,000	3.600%, 09/01/20	25,898
75,000	5.400%, 06/01/41	86,701
100,000	5.650%, 05/01/17	115,405
85,000	5.750%, 05/01/40	101,695
	CSX Corp.,
33,000	4.250%, 06/01/21	35,261
50,000	5.500%, 04/15/41	56,635
25,000	7.375%, 02/01/19	31,160
78,000	Norfolk Southern Corp., 6.000%, 05/23/11†	90,543
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,108

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — Continued
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	49,513

		628,919

	Total Industrials	1,676,364

	Information Technology — 0.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	93,099
75,000	5.900%, 02/15/39	93,901

		187,000

	Computers & Peripherals — 0.3%
	Dell, Inc.,
128,000	3.100%, 04/01/16	135,366
25,000	7.100%, 04/15/28	31,397
	Hewlett-Packard Co.,
50,000	4.300%, 06/01/21	51,271
75,000	4.750%, 06/02/14	79,204
200,000	6.000%, 09/15/41	221,325
	International Business Machines Corp.,
50,000	6.220%, 08/01/27	65,064
100,000	8.000%, 10/15/38	162,708

		746,335

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
10,000	3.375%, 11/01/15	10,013
25,000	6.000%, 04/01/20	26,804
85,000	6.875%, 07/01/13	91,385

		128,202

	IT Services — 0.0% (g)
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	62,315

	Office Electronics — 0.1%
	Pitney Bowes, Inc.,
75,000	4.875%, 08/15/14	79,749
80,000	5.000%, 03/15/15	84,619
	Xerox Corp.,
17,000	4.500%, 05/15/21	17,229
35,000	5.625%, 12/15/19	38,233
50,000	6.750%, 02/01/17	57,274

		277,104

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	135,110

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — 0.1%
75,000	Microsoft Corp., 1.625%, 09/25/15	77,160
	Oracle Corp.,
50,000	5.250%, 01/15/16	57,735
50,000	5.750%, 04/15/18	60,674
100,000	6.500%, 04/15/38	135,128

		330,697

	Total Information Technology	1,866,763

	Materials — 0.4%
	Chemicals — 0.3%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	114,237
30,000	7.375%, 11/01/29	38,074
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	59,595
25,000	4.900%, 01/15/41	28,266
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	24,249
8,000	4.875%, 11/15/41	8,270
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	52,284
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,214
50,000	9.000%, 05/01/21	69,899
90,000	Praxair, Inc., 5.250%, 11/15/14	101,011
100,000	Union Carbide Corp., 7.500%, 06/01/25	118,023

		630,122

	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	19,228

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
40,000	5.400%, 03/29/17	46,387
80,000	6.500%, 04/01/19	98,845
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	12,265
60,000	8.950%, 05/01/14	70,171

		227,668

	Total Materials	877,018

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.2%
7,000	AT&T Corp., 8.000%, 11/15/31	9,888
	AT&T, Inc.,
205,000	5.350%, 09/01/40	230,605
100,000	5.500%, 02/01/18	115,753

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
70,000	5.600%, 05/15/18	81,337
70,000	5.800%, 02/15/19	82,602
45,000	6.300%, 01/15/38	55,248
145,000	BellSouth Corp., 5.200%, 09/15/14	160,297
185,484	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	196,964
50,000	Centel Capital Corp., 9.000%, 10/15/19	56,318
	CenturyLink, Inc.,
90,000	6.450%, 06/15/21	90,166
60,000	7.600%, 09/15/39	58,876
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	97,644
35,000	France Telecom S.A., (France), 2.750%, 09/14/16	35,094
200,000	GTE Corp., 6.840%, 04/15/18	239,564
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	46,410
130,000	5.250%, 11/15/13	124,876
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	18,131
100,000	5.855%, 02/04/13	101,676
25,000	5.877%, 07/15/19	24,707
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	114,246
200,000	Verizon Global Funding Corp., 7.750%, 12/01/30	278,543
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	159,941
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	124,882
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	104,117

		2,607,885

	Wireless Telecommunication Services — 0.1%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	40,447
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	77,184
50,000	6.800%, 08/15/18	60,907
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	55,815

		234,353

	Total Telecommunication Services	2,842,238

	Utilities — 1.4%
	Electric Utilities — 1.1%
62,000	Alabama Power Co., 6.125%, 05/15/38	82,553

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	107,185
25,000	5.300%, 01/15/19	29,271
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	109,180
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	47,047
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	47,676
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	43,926
75,000	5.100%, 04/15/18	87,342
75,000	5.625%, 11/30/12	78,152
75,000	6.250%, 01/15/12	75,154
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	79,220
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	80,183
29,000	5.750%, 10/01/41	33,367
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	70,343
30,000	5.950%, 02/01/38	39,335
25,000	Georgia Power Co., 5.950%, 02/01/39	32,209
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	18,868
50,000	Kansas City Power & Light Co., 5.300%, 10/01/41	53,817
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	44,731
25,000	Northern States Power Co., 6.250%, 06/01/36	34,617
	Oncor Electric Delivery Co. LLC,
15,000	5.950%, 09/01/13	16,050
30,000	6.800%, 09/01/18	36,483
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	24,541
75,000	5.625%, 11/30/17	88,750
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	101,118
35,000	Progress Energy, Inc., 4.400%, 01/15/21	38,580
37,000	PSEG Power LLC, 5.125%, 04/15/20	41,505
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,672
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	223,119
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	34,622

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
25,000	6.330%, 11/01/13	27,331
50,000	Southwestern Public Service Co., 8.750%, 12/01/18	68,292
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	58,553
50,000	8.000%, 10/01/19	62,921
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	145,419
50,000	5.400%, 04/30/18	59,644
70,000	5.950%, 09/15/17	84,239
70,000	6.350%, 11/30/37	93,433

		2,417,448

	Gas Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	37,020
30,000	4.450%, 04/15/13	31,012
96,000	5.875%, 03/15/41	113,570
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	28,659
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	98,718
	TransCanada PipeLines Ltd., (Canada),
50,000	4.000%, 06/15/13	52,034
50,000	6.500%, 08/15/18	61,188
50,000	7.125%, 01/15/19	63,813

		486,014

	Multi-Utilities — 0.1%
75,000	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	78,759
	Sempra Energy,
100,000	6.500%, 06/01/16	116,650
40,000	8.900%, 11/15/13	45,101

		240,510

	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17	116,324

	Total Utilities	3,260,296

	Total Corporate Bonds (Cost $34,834,784)	36,093,595

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	78,552
200,000	2.950%, 02/05/15	210,621
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15	113,500

	Total Foreign Government Securities (Cost $375,838)	402,673

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — 5.4%
	Federal Home Loan Mortgage Corp.,
99,253	ARM, 2.248%, 01/01/27	104,634
153,900	ARM, 2.334%, 03/01/35	161,669
30,360	ARM, 2.377%, 04/01/30	32,042
171,891	ARM, 2.500%, 04/01/34	180,814
77,495	ARM, 5.974%, 01/01/37	84,209
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
47,398	4.500%, 08/01/18	51,181
61,252	5.000%, 12/01/13 - 04/01/14	64,078
15,817	5.500%, 03/01/14	17,124
5,022	6.000%, 04/01/14	5,446
229,001	6.500%, 06/01/14 - 02/01/19	250,804
32,891	7.000%, 01/01/17	33,504
2,040	8.500%, 11/01/15	2,047
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
51,202	6.000%, 12/01/22	56,252
95,791	6.500%, 11/01/22	106,886
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
174,181	5.500%, 10/01/33	193,320
472,481	6.000%, 04/01/26 - 02/01/39	520,123
557,638	6.500%, 11/01/25 - 11/01/34	637,078
111,725	7.000%, 04/01/35	128,262
8,340	8.500%, 07/01/28	10,082
127,899	Federal Home Loan Mortgage Corp. Gold Pool, Other, 7.000%, 07/01/29	141,142
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
33,455	10.000%, 01/01/20 - 09/01/20	39,440
1,217	12.000%, 07/01/19	1,364
	Federal National Mortgage Association,
2,720	ARM, 1.947%, 03/01/19	2,760
494,750	ARM, 2.046%, 01/01/35	519,987
36,670	ARM, 2.291%, 04/01/34	38,696
159,466	ARM, 2.348%, 08/01/34	167,779
135,182	ARM, 2.358%, 07/01/33	142,267
154,342	ARM, 2.409%, 10/01/34	162,539
111,831	ARM, 2.464%, 04/01/33	117,819
110,972	ARM, 2.470%, 05/01/35	117,104
101,855	ARM, 2.543%, 01/01/34	107,386
7,405	ARM, 3.914%, 03/01/29	7,881
	Federal National Mortgage Association, 15 Year, Single Family,
199,491	3.500%, 09/01/18 - 05/01/19	209,834
37,421	4.000%, 07/01/18	39,806

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
242,704	4.500%, 03/01/23 - 05/01/23	258,966
30,361	5.000%, 06/01/18	33,105
239,758	5.500%, 04/01/22	260,334
252,457	6.000%, 04/01/13 - 09/01/22	273,458
82,989	6.500%, 05/01/13 - 08/01/20	90,733
18,824	8.000%, 11/01/12 - 01/01/16	19,752
	Federal National Mortgage Association, 20 Year, Single Family,
108,951	4.500%, 01/01/25	118,090
647,574	5.000%, 11/01/23	709,622
170,317	6.500%, 03/01/19 - 12/01/22	189,591
	Federal National Mortgage Association, 30 Year, FHA/VA,
59,105	8.500%, 10/01/26 - 06/01/30	64,330
85,973	9.000%, 04/01/25	103,065
	Federal National Mortgage Association, 30 Year, Single Family,
297,660	3.000%, 09/01/31	301,073
354,671	4.500%, 04/01/38 - 05/01/39	377,717
328,584	5.000%, 09/01/35	355,242
156,594	5.500%, 01/01/38 - 06/01/38	170,644
197,950	6.000%, 01/01/29 - 03/01/33	221,327
887,794	6.500%, 09/01/25 - 11/01/36	1,000,946
4,162	7.000%, 08/01/32	4,833
46,438	7.500%, 03/01/30 - 08/01/30	50,712
147,857	8.000%, 03/01/27 - 11/01/28	177,486
	Federal National Mortgage Association, Other,
490,752	4.130%, 07/01/20	537,893
362,168	5.500%, 09/01/33 - 04/01/38	390,769
134,272	6.000%, 09/01/28	149,269
220,737	6.500%, 10/01/35	245,629
12,379	7.500%, 02/01/13	12,657
	Government National Mortgage Association II, 30 Year, Single Family,
4,955	7.500%, 12/20/26	5,862
97,214	8.000%, 11/20/26 - 01/20/27	116,366
3,299	8.500%, 05/20/25	3,983
	Government National Mortgage Association II, Other,
596,309	ARM, 2.125%, 07/20/34 - 09/20/34	617,576
14,902	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	16,171
	Government National Mortgage Association, 30 Year, Single Family,
204,079	6.000%, 05/15/37 - 10/15/38	231,426

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

212,737	6.500%, 03/15/28 - 12/15/38	242,577
44,239	7.000%, 12/15/25 - 06/15/33	51,723
22,941	7.500%, 05/15/23 - 09/15/28	26,202
27,131	8.000%, 09/15/22 - 10/15/27	32,391
8,414	9.000%, 11/15/24	9,845
261,437	9.500%, 10/15/24	313,351

	Total Mortgage Pass-Through Securities (Cost $11,349,536)	12,240,075

Municipal Bonds — 0.2%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33	146,029

	New York — 0.1%
30,000	New York State Dormitory Authority, Build America Bonds, Series D, Rev., 5.600%, 03/15/40	35,837
130,000	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	147,310

		183,147

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11†	102,211

	Total Municipal Bonds (Cost $416,184)	431,387

Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $49,964)	52,306

U.S. Government Agency Securities — 11.7%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	36,148
125,000	5.125%, 10/18/16	147,799
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,306,595
195,000	2.750%, 03/13/14	204,334
150,000	4.875%, 12/15/16	176,680
6,000,000	Federal National Mortgage Association Interest STRIPS, 09/23/20	4,852,998
630,000	Federal National Mortgage Association Principal STRIPS, 03/23/28	365,607
	Financing Corp., Principal STRIPS,
2,000,000	11/02/18	1,757,202
8,000,000	12/06/18	6,856,496
100,000	09/26/19	84,899
4,000,000	Residual Funding Corp. Principal STRIPS, 07/15/20	3,334,104

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
2,000,000	Resolution Funding Corp. Interest STRIPS, 01/15/20	1,693,964
33,000	Tennessee Valley Authority, 4.625%, 09/15/60	39,403
5,000,000	Tennessee Valley Authority STRIPS, 07/15/16	4,683,625

	Total U.S. Government Agency Securities (Cost $20,122,145)	26,539,854

U.S. Treasury Obligations — 19.2%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	536,517
50,000	4.500%, 02/15/36	65,430
75,000	4.500%, 05/15/38	98,836
50,000	4.750%, 02/15/37	67,914
230,000	5.000%, 05/15/37	323,617
50,000	5.375%, 02/15/31	71,266
50,000	6.250%, 05/15/30	77,328
10,000	6.375%, 08/15/27	15,158
150,000	6.750%, 08/15/26	231,633
80,000	7.250%, 08/15/22	121,087
250,000	8.000%, 11/15/21	390,742
	U.S. Treasury Bonds STRIPS,
600,000	11/15/14	593,126
1,750,000	02/15/15	1,722,654
500,000	05/15/15	490,856
180,000	08/15/15	176,247
4,715,000	11/15/15	4,599,497
3,300,000	02/15/16 (m)	3,203,993
1,615,000	05/15/16	1,561,498
1,925,000	08/15/16	1,850,735
3,050,000	11/15/16	2,915,617
825,000	02/15/17	784,347
3,625,000	08/15/17	3,405,336
2,900,000	11/15/17	2,707,127
150,000	02/15/18	139,135
280,000	02/15/19	252,114
100,000	05/15/19	89,346
400,000	08/15/19	354,504
1,903,000	05/15/20	1,640,415
350,000	08/15/20	299,345
100,000	08/15/21	82,495
300,000	11/15/21	244,930
10,000	11/15/24	7,228
100,000	05/15/26	68,058
50,000	08/15/26	33,702
250,000	11/15/26	166,924

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

400,000	02/15/27	264,540
175,000	05/15/27	114,652
200,000	11/15/27	128,544
50,000	08/15/28	31,299
100,000	11/15/28	62,051
250,000	08/15/29	151,080
100,000	11/15/29	59,912
725,000	02/15/30	430,453
50,000	08/15/30	29,236
50,000	11/15/30	28,958
75,000	05/15/31	42,666
400,000	11/15/32	215,688
325,000	05/15/33	172,056
100,000	08/15/33	52,453
200,000	11/15/33	103,946
225,000	02/15/34	115,790
100,000	05/15/34	50,982
50,000	02/15/35	24,783
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	140,697
300,000	3.625%, 04/15/28	624,447
170,000	U.S. Treasury Inflation Indexed Note, 1.375%, 07/15/18	202,096
	U.S. Treasury Notes,
125,000	1.375%, 11/30/18	125,430
150,000	1.750%, 10/31/18	154,383
400,000	2.250%, 07/31/18	425,438
742,000	3.125%, 05/15/19	831,967
200,000	3.250%, 12/31/16	223,312
500,000	4.750%, 08/15/17	602,031
10,000,000	U.S. Treasury Principal STRIPS, 05/15/20	8,703,880

	Total U.S. Treasury Obligations (Cost $36,516,615)	43,501,527

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
5,449,573	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $5,449,573)	5,449,573

	Total Investments — 101.0% (Cost $208,171,246)	229,176,123
	Liabilities in Excess of Other Assets — (1.0)%	(2,236,788)

	NET ASSETS — 100.0%	$226,939,335

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

ARM	— Adjustable Rate Mortgage
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2011. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue Bond
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2011.

VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2011.

(~)

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The portfolio owns fair valued securities with a value of approximately $699,294 which amounts to 0.3% of total investments.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	— Security matures in 2111.
#	— The Portfolio is not currently able to sell this security due to ongoing resolution of issues with the Lehman bankruptcy and therefore the security is deemed to be illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$223,726,550
Investments in affiliates, at value	5,449,573

Total investment securities, at value	229,176,123
Cash	17,212
Receivables:
Investment securities sold	10,616
Portfolio shares sold	60,544
Interest from non-affiliates	1,076,180
Dividends from affiliates	371
Other assets (See Note 8)	20,163

Total Assets	230,361,209

LIABILITIES:
Payables:
Portfolio shares redeemed	3,175,624
Accrued liabilities:
Investment advisory fees	77,802
Administration fees	17,224
Distribution fees	218
Custodian and accounting fees	28,178
Trustees’ and Chief Compliance Officer’s fees	427
Other (See Note 8)	122,401

Total Liabilities	3,421,874

Net Assets	$226,939,335

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Core Bond Portfolio
NET ASSETS:
Paid in capital	$200,885,945
Accumulated undistributed net investment income	11,277,317
Accumulated net realized gains (losses)	(6,228,804)
Net unrealized appreciation (depreciation)	21,004,877

Total Net Assets	$226,939,335

Net Assets:
Class 1	$225,138,765
Class 2	1,800,570

Total	$226,939,335

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	19,225,630
Class 2	154,148

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.71
Class 2	11.68

Cost of investments in non-affiliates	$202,721,673
Cost of investments in affiliates	5,449,573

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$12,711,946
Dividend income from affiliates	3,246

Total investment income	12,715,192

EXPENSES:
Investment advisory fees	953,440
Administration fees	211,020
Distribution fees — Class 2	283
Custodian and accounting fees	127,818
Interest expense to affiliates	73
Professional fees	66,206
Trustees’ and Chief Compliance Officer’s fees	2,376
Printing and mailing costs	57,875
Transfer agent fees	4,103
Other	28,374

Total expenses	1,451,568

Less amounts waived	(39,730)
Less earnings credits	(4)

Net expenses	1,411,834

Net investment income (loss)	11,303,358

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,102,720

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	4,832,982

Net realized/unrealized gains (losses)	5,935,702

Change in net assets resulting from operations	$17,239,060

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,303,358	$13,325,369
Net realized gain (loss)	1,102,720	923,828
Change in net unrealized appreciation (depreciation)	4,832,982	9,276,930

Change in net assets resulting from operations	17,239,060	23,526,127

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(13,335,748)	(10,410,679)
Class 2
From net investment income	(1,059)	(689)

Total distributions to shareholders	(13,336,807)	(10,411,368)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(22,659,824)	(30,994,509)

NET ASSETS:
Change in net assets	(18,757,571)	(17,879,750)
Beginning of period	245,696,906	263,576,656

End of period	$226,939,335	$245,696,906

Accumulated undistributed net investment income	$11,277,317	$13,310,190

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Core Bond Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$29,889,689	$26,030,552
Dividends and distributions reinvested	13,335,748	10,410,679
Cost of shares redeemed	(67,660,013)	(67,436,429)

Change in net assets from Class 1 capital transactions	$(24,434,576)	$(30,995,198)

Class 2
Proceeds from shares issued	1,773,774	—
Dividends and distributions reinvested	1,059	689
Cost of shares redeemed	(81)	—

Change in net assets from Class 2 capital transactions	$1,774,752	$689

Total change in net assets from capital transactions	$(22,659,824)	$(30,994,509)

SHARE TRANSACTIONS:
Class 1
Issued	2,599,514	2,294,097
Reinvested	1,213,444	957,744
Redeemed	(5,883,615)	(5,939,474)

Change in Class 1 Shares	(2,070,657)	(2,687,633)

Class 2
Issued	152,351	—
Reinvested	97	63
Redeemed	(7)	—

Change in Class 2 Shares	152,441	63

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2011	$11.54	$0.54	(c)	$0.28	$0.82	$(0.65)
Year Ended December 31, 2010	10.99	0.57	(c)	0.42	0.99	(0.44)
Year Ended December 31, 2009	10.94	0.61	(c)	0.38	0.99	(0.94)
Year Ended December 31, 2008	11.41	0.56	(c)	(0.41)	0.15	(0.62)
Year Ended December 31, 2007	11.30	0.51	(c)	0.17	0.68	(0.57)

Class 2
Year Ended December 31, 2011	11.51	0.50	(c)	0.29	0.79	(0.62)
Year Ended December 31, 2010	10.97	0.54	(c)	0.42	0.96	(0.42)
Year Ended December 31, 2009	10.92	0.59	(c)	0.37	0.96	(0.91)
Year Ended December 31, 2008	11.38	0.54	(c)	(0.41)	0.13	(0.59)
Year Ended December 31, 2007	11.29	0.49	(c)	0.16	0.65	(0.56)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.71	7.46%	$225,138,765	0.59%	4.74%	0.61%	9%
11.54	9.24	245,677,262	0.60	5.06	0.62	10
10.99	9.65	263,558,623	0.59	5.63	0.67	17
10.94	1.31	145,805,357	0.60	5.04	0.63	3
11.41	6.21	191,761,981	0.60	4.62	0.65	4

11.68	7.21	1,800,570	0.84	4.33	0.84	9
11.51	8.97	19,644	0.85	4.80	0.88	10
10.97	9.32	18,033	0.84	5.47	0.92	17
10.92	1.15	16,490	0.85	4.83	0.87	3
11.38	5.93	16,391	0.85	4.36	0.91	4

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,950,075	$216,362	$3,166,437
Collateralized Mortgage Obligations
Agency	—	73,061,651	—	73,061,651
Non-Agency	—	23,503,614	189,888	23,693,502

Total Collateralized Mortgage Obligations	—	96,565,265	189,888	96,755,153

Commercial Mortgage-Backed Securities	—	4,543,543	—	4,543,543
Corporate Bonds
Consumer Discretionary	—	2,973,491	—	2,973,491
Consumer Staples	—	1,437,433	—	1,437,433
Energy	—	1,120,134	—	1,120,134
Financials	—	19,237,416	293,044	19,530,460
Health Care	—	509,398	—	509,398
Industrials	—	1,676,364	—	1,676,364
Information Technology	—	1,866,763	—	1,866,763
Materials	—	877,018	—	877,018
Telecommunication Services	—	2,842,238	—	2,842,238
Utilities	—	3,260,296	—	3,260,296

Total Corporate Bonds	—	35,800,551	293,044	36,093,595

Foreign Government Securities	—	402,673	—	402,673
Mortgage Pass-Through Securities	—	12,240,075	—	12,240,075
Municipal Bonds	—	431,387	—	431,387
Supranational	—	52,306	—	52,306
U.S. Government Agency Securities	—	26,539,854	—	26,539,854
U.S. Treasury Obligations	—	43,501,527	—	43,501,527
Short-Term Investment
Investment Company	5,449,573	—	—	5,449,573

Total Investments in Securities	$5,449,573	$223,027,256	$699,294	$229,176,123

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Asset-Backed Securities	$—	$75	$450	$4	$249,375	$(33,542)	$—	$—	$216,362
Collateralized Mortgage Obligations — Agency	195,154	—	—	—	—	—	—	(195,154)	—
Collateralized Mortgage Obligations — Non-Agency	47,898	(115,898)	125,835	216	237,491	(105,654)	—	—	189,888
Corporate Bonds — Financials	104,125	—	7,019	—	—	—	181,900	—	293,044

	$347,177	$(115,823)	$133,304	$220	$486,866	$(139,196)	$181,900	$(195,154)	$699,294

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to approximately $5,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011:

Value	Percentage
$699,294	0.3%

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$576	$(576)

The reclassifications for the Portfolio relate primarily to consent fees.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. (“JPMIS”) serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB, an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $33,836. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 was $5,894.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$12,840,391	$36,904,501	$7,010,169	$9,473,115

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$208,173,713	$26,192,128	$5,189,718	$21,002,410

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sales loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:	Total Distributions Paid
Ordinary Income
$13,336,807	$13,336,807

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:	Total Distributions Paid
Ordinary Income
$10,411,368	$10,411,368

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$11,288,213	$(6,220,591)	$21,002,410

The cumulative timing differences primarily consist of Trustee deferred compensation, straddle loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards expiring during the years indicated, which are available to offset future realized gains:

2015	2016	Total
$779,717	$5,440,874	$6,220,591	*

*	The entire amount is comprised, of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenues Code Section 381-384.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards of $1,102,144.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

8. Other

Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy on September 15, 2008. As of December 31, 2011, the Portfolio has an outstanding receivable from a subsidiary of Lehman, Lehman Brothers Special Financing, Inc. (“LBSF”) of $20,163 included in Other assets in the Statement of Assets and Liabilities.

As of December 31, 2011, the Portfolio had an outstanding payable to a subsidiary of Lehman, Lehman Brothers, Inc., of $51,622, included in Other payable in the Statement of Assets and Liabilities.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	41

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,043.70	$3.04	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class 2
Actual	1,000.00	1,042.90	4.33	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered that the Fund is not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The

Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five- year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and consid-

ered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	47

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Treasury Income

The Portfolio earned 17.70% of its income from direct U.S. Treasury Obligations for the fiscal year ended December 31, 2011.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITCBP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	1.71%
S&P 500 Index**	2.11%

Net Assets as of 12/31/2011	$67,188,220

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2011. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support the Benchmark during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in the Benchmark for the third quarter of 2011. The Benchmark rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The Benchmark finished the twelve months ended December 31, 2011 with a 2.11% gain.

The majority of sectors in the Benchmark produced positive returns during the twelve-month period. The financials and materials sectors posted negative returns and were the worst performing sectors. The utilities and consumer staples sectors produced the strongest returns.

HOW WAS THE PORTFOLIO POSITIONED?

Regardless of the market outlook, the Portfolio was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.5%
2.	Apple, Inc.	3.3
3.	International Business Machines Corp.	1.9
4.	Chevron Corp.	1.8
5.	Microsoft Corp.	1.7
6.	General Electric Co.	1.6
7.	Procter & Gamble Co. (The)	1.6
8.	AT&T, Inc.	1.6
9.	Johnson & Johnson	1.6
10.	Pfizer, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.9%
Financials	13.3
Energy	12.2
Health Care	11.8
Consumer Staples	11.5
Industrials	10.6
Consumer Discretionary	10.6
Utilities	3.8
Materials	3.5
Telecommunication Services	3.1
Short-Term Investments	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	1.71%	(0.59)%	2.51%

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.2%
	Consumer Discretionary — 10.6%
	Auto Components — 0.3%
643	BorgWarner, Inc. (a)	40,985
1,431	Goodyear Tire & Rubber Co. (The) (a)	20,277
3,985	Johnson Controls, Inc.	124,571

		185,833

	Automobiles — 0.4%
22,259	Ford Motor Co. (a)	239,507
1,361	Harley-Davidson, Inc.	52,902

		292,409

	Distributors — 0.1%
912	Genuine Parts Co.	55,814

	Diversified Consumer Services — 0.1%
681	Apollo Group, Inc., Class A (a)	36,686
355	DeVry, Inc.	13,653
1,716	H&R Block, Inc.	28,022

		78,361

	Hotels, Restaurants & Leisure — 2.0%
2,651	Carnival Corp.	86,529
183	Chipotle Mexican Grill, Inc. (a)	61,806
772	Darden Restaurants, Inc.	35,188
1,743	International Game Technology	29,979
1,570	Marriott International, Inc., Class A	45,797
5,993	McDonald’s Corp.	601,278
4,366	Starbucks Corp.	200,880
1,126	Starwood Hotels & Resorts Worldwide, Inc.	54,014
894	Wyndham Worldwide Corp.	33,820
464	Wynn Resorts Ltd.	51,267
2,697	Yum! Brands, Inc.	159,150

		1,359,708

	Household Durables — 0.2%
1,629	D.R. Horton, Inc.	20,542
411	Harman International Industries, Inc.	15,634
815	Leggett & Platt, Inc.	18,778
942	Lennar Corp., Class A	18,510
1,695	Newell Rubbermaid, Inc.	27,374
1,973	PulteGroup, Inc. (a)	12,450
448	Whirlpool Corp.	21,258

		134,546

	Internet & Catalog Retail — 0.8%
2,131	Amazon.com, Inc. (a)	368,876
556	Expedia, Inc.	16,121
324	NetFlix, Inc. (a)	22,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
292	priceline.com, Inc. (a)	136,571
556	TripAdvisor, Inc. (a)	14,004

		558,022

	Leisure Equipment & Products — 0.1%
680	Hasbro, Inc.	21,685
1,984	Mattel, Inc.	55,076

		76,761

	Media — 3.1%
1,293	Cablevision Systems Corp., Class A	18,387
3,833	CBS Corp. (Non-Voting), Class B	104,028
15,961	Comcast Corp., Class A	378,435
4,133	DIRECTV, Class A (a)	176,727
1,548	Discovery Communications, Inc., Class A (a)	63,422
1,414	Gannett Co., Inc.	18,905
2,701	Interpublic Group of Cos., Inc. (The)	26,281
1,719	McGraw-Hill Cos., Inc. (The)	77,303
12,845	News Corp., Class A	229,155
1,616	Omnicom Group, Inc.	72,041
570	Scripps Networks Interactive, Inc., Class A	24,179
1,869	Time Warner Cable, Inc.	118,812
5,863	Time Warner, Inc.	211,889
3,235	Viacom, Inc., Class B	146,901
10,523	Walt Disney Co. (The)	394,613
28	Washington Post Co. (The), Class B	10,551

		2,071,629

	Multiline Retail — 0.8%
384	Big Lots, Inc. (a)	14,500
697	Dollar Tree, Inc. (a)	57,928
688	Family Dollar Stores, Inc.	39,670
837	J.C. Penney Co., Inc.	29,421
1,484	Kohl’s Corp.	73,235
2,459	Macy’s, Inc.	79,131
948	Nordstrom, Inc.	47,125
225	Sears Holdings Corp. (a)	7,150
3,934	Target Corp.	201,499

		549,659

	Specialty Retail — 2.0%
504	Abercrombie & Fitch Co., Class A	24,615
279	AutoNation, Inc. (a)	10,287
164	AutoZone, Inc. (a)	53,295
1,406	Bed Bath & Beyond, Inc. (a)	81,506
1,719	Best Buy Co., Inc.	40,173
1,326	CarMax, Inc. (a)	40,417

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
811	GameStop Corp., Class A (a)	19,569
2,032	Gap, Inc. (The)	37,694
9,030	Home Depot, Inc. (The)	379,621
1,441	Limited Brands, Inc.	58,144
7,337	Lowe’s Cos., Inc.	186,213
10	Orchard Supply Hardware Stores Corp., Class A (a) (f) (i)	—
752	O’Reilly Automotive, Inc. (a)	60,122
1,354	Ross Stores, Inc.	64,356
4,097	Staples, Inc.	56,907
744	Tiffany & Co.	49,298
2,209	TJX Cos., Inc.	142,591
650	Urban Outfitters, Inc. (a)	17,914

		1,322,722

	Textiles, Apparel & Luxury Goods — 0.7%
1,709	Coach, Inc.	104,318
2,173	NIKE, Inc., Class B	209,412
378	Ralph Lauren Corp.	52,194
511	V.F. Corp.	64,892

		430,816

	Total Consumer Discretionary	7,116,280

	Consumer Staples — 11.4%
	Beverages — 2.6%
911	Beam, Inc.	46,671
591	Brown-Forman Corp., Class B	47,581
13,304	Coca-Cola Co. (The)	930,881
1,828	Coca-Cola Enterprises, Inc.	47,126
1,020	Constellation Brands, Inc., Class A (a)	21,083
1,256	Dr. Pepper Snapple Group, Inc.	49,587
923	Molson Coors Brewing Co., Class B	40,188
9,158	PepsiCo, Inc.	607,633

		1,790,750

	Food & Staples Retailing — 2.4%
2,538	Costco Wholesale Corp.	211,466
7,624	CVS Caremark Corp.	310,907
3,498	Kroger Co. (The)	84,722
1,991	Safeway, Inc.	41,891
1,243	SUPERVALU, Inc. (c)	10,093
3,455	Sysco Corp.	101,335
5,209	Walgreen Co.	172,209
10,231	Wal-Mart Stores, Inc.	611,404
936	Whole Foods Market, Inc.	65,127

		1,609,154

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.9%
3,913	Archer-Daniels-Midland Co.	111,912
1,050	Campbell Soup Co.	34,902
2,428	ConAgra Foods, Inc.	64,099
1,076	Dean Foods Co. (a)	12,051
3,769	General Mills, Inc.	152,305
1,876	H.J. Heinz Co.	101,379
897	Hershey Co. (The)	55,417
808	Hormel Foods Corp.	23,666
667	JM Smucker Co. (The)	52,140
1,452	Kellogg Co.	73,428
10,349	Kraft Foods, Inc., Class A	386,639
777	McCormick & Co., Inc. (Non-Voting)	39,176
1,192	Mead Johnson Nutrition Co.	81,926
3,460	Sara Lee Corp.	65,463
1,711	Tyson Foods, Inc., Class A	35,315

		1,289,818

	Household Products — 2.3%
773	Clorox Co. (The)	51,451
2,835	Colgate-Palmolive Co.	261,926
2,308	Kimberly-Clark Corp.	169,777
16,116	Procter & Gamble Co. (The)	1,075,098

		1,558,252

	Personal Products — 0.2%
2,523	Avon Products, Inc.	44,077
654	Estee Lauder Cos., Inc. (The), Class A	73,457

		117,534

	Tobacco — 2.0%
12,045	Altria Group, Inc.	357,134
791	Lorillard, Inc.	90,174
10,174	Philip Morris International, Inc.	798,455
1,980	Reynolds American, Inc.	82,012

		1,327,775

	Total Consumer Staples	7,693,283

	Energy — 12.2%
	Energy Equipment & Services — 2.0%
2,557	Baker Hughes, Inc.	124,372
1,436	Cameron International Corp. (a)	70,637
407	Diamond Offshore Drilling, Inc.	22,491
1,396	FMC Technologies, Inc. (a)	72,913
5,390	Halliburton Co.	186,009
628	Helmerich & Payne, Inc.	36,650
1,684	Nabors Industries Ltd., (Bermuda) (a)	29,200
2,483	National Oilwell Varco, Inc.	168,819

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
1,478	Noble Corp., (Switzerland) (a)	44,665
732	Rowan Cos., Inc. (a)	22,202
7,861	Schlumberger Ltd.	536,985

		1,314,943

	Oil, Gas & Consumable Fuels — 10.2%
1,287	Alpha Natural Resources, Inc. (a)	26,293
2,917	Anadarko Petroleum Corp.	222,655
2,250	Apache Corp.	203,805
612	Cabot Oil & Gas Corp.	46,451
3,862	Chesapeake Energy Corp.	86,084
11,665	Chevron Corp.	1,241,156
7,777	ConocoPhillips	566,710
1,329	Consol Energy, Inc.	48,774
2,327	Denbury Resources, Inc. (a)	35,138
2,366	Devon Energy Corp.	146,692
4,517	El Paso Corp.	120,017
1,575	EOG Resources, Inc.	155,153
875	EQT Corp.	47,941
28,076	Exxon Mobil Corp.	2,379,721
1,746	Hess Corp.	99,173
4,122	Marathon Oil Corp.	120,651
2,088	Marathon Petroleum Corp.	69,510
1,134	Murphy Oil Corp.	63,209
776	Newfield Exploration Co. (a)	29,278
1,028	Noble Energy, Inc.	97,033
4,755	Occidental Petroleum Corp.	445,543
1,587	Peabody Energy Corp.	52,546
717	Pioneer Natural Resources Co.	64,157
1,037	QEP Resources, Inc.	30,384
916	Range Resources Corp.	56,737
2,035	Southwestern Energy Co. (a)	64,998
3,809	Spectra Energy Corp.	117,127
625	Sunoco, Inc.	25,637
833	Tesoro Corp. (a)	19,459
3,279	Valero Energy Corp.	69,023
3,452	Williams Cos., Inc. (The)	113,985

		6,865,040

	Total Energy	8,179,983

	Financials — 13.3%
	Capital Markets — 1.8%
1,325	Ameriprise Financial, Inc.	65,773
7,103	Bank of New York Mellon Corp. (The)	141,421
587	BlackRock, Inc.	104,627
6,323	Charles Schwab Corp. (The)	71,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
1,487	E*Trade Financial Corp. (a)	11,837
540	Federated Investors, Inc., Class B	8,181
853	Franklin Resources, Inc.	81,939
2,884	Goldman Sachs Group, Inc. (The)	260,800
2,642	Invesco Ltd.	53,078
729	Legg Mason, Inc.	17,532
8,693	Morgan Stanley	131,525
1,412	Northern Trust Corp.	56,000
2,882	State Street Corp.	116,173
1,480	T. Rowe Price Group, Inc.	84,286

		1,204,369

	Commercial Banks — 2.6%
4,083	BB&T Corp.	102,769
1,164	Comerica, Inc.	30,031
5,388	Fifth Third Bancorp	68,535
1,544	First Horizon National Corp.	12,352
5,061	Huntington Bancshares, Inc.	27,785
5,582	KeyCorp	42,926
736	M&T Bank Corp.	56,186
3,082	PNC Financial Services Group, Inc.	177,739
7,374	Regions Financial Corp.	31,708
3,145	SunTrust Banks, Inc.	55,667
11,178	U.S. Bancorp	302,365
30,890	Wells Fargo & Co.	851,329
1,079	Zions Bancorp	17,566

		1,776,958

	Consumer Finance — 0.8%
5,919	American Express Co.	279,199
2,693	Capital One Financial Corp.	113,887
3,220	Discover Financial Services	77,280
2,980	SLM Corp.	39,932

		510,298

	Diversified Financial Services — 2.7%
59,371	Bank of America Corp.	330,103
17,126	Citigroup, Inc.	450,585
389	CME Group, Inc.	94,788
426	IntercontinentalExchange, Inc. (a)	51,354
22,233	JPMorgan Chase & Co. (q)	739,247
1,160	Leucadia National Corp.	26,378
1,144	Moody’s Corp.	38,530
747	NASDAQ OMX Group, Inc. (The) (a)	18,309
1,535	NYSE Euronext	40,064

		1,789,358

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 3.5%
1,973	ACE Ltd., (Switzerland)	138,347
2,734	Aflac, Inc.	118,273
2,960	Allstate Corp. (The)	81,134
2,559	American International Group, Inc. (a)	59,369
1,894	Aon Corp.	88,639
540	Assurant, Inc.	22,172
10,298	Berkshire Hathaway, Inc., Class B (a)	785,737
1,629	Chubb Corp. (The)	112,759
949	Cincinnati Financial Corp.	28,906
2,876	Genworth Financial, Inc., Class A (a)	18,838
2,611	Hartford Financial Services Group, Inc.	42,429
1,767	Lincoln National Corp.	34,315
1,789	Loews Corp.	67,356
3,151	Marsh & McLennan Cos., Inc.	99,635
6,195	MetLife, Inc.	193,160
1,787	Principal Financial Group, Inc.	43,960
3,612	Progressive Corp. (The)	70,470
2,765	Prudential Financial, Inc.	138,582
597	Torchmark Corp.	25,904
2,418	Travelers Cos., Inc. (The)	143,073
1,713	Unum Group	36,093
1,877	XL Group plc, (Ireland)	37,108

		2,386,259

	Real Estate Investment Trusts (REITs) — 1.8%
708	Apartment Investment & Management Co., Class A	16,220
557	AvalonBay Communities, Inc.	72,744
865	Boston Properties, Inc.	86,154
1,737	Equity Residential	99,061
2,389	HCP, Inc.	98,976
1,112	Health Care REIT, Inc.	60,637
4,137	Host Hotels & Resorts, Inc.	61,104
2,384	Kimco Realty Corp.	38,716
945	Plum Creek Timber Co., Inc.	34,549
2,684	ProLogis, Inc.	76,736
832	Public Storage	111,871
1,721	Simon Property Group, Inc.	221,906
1,686	Ventas, Inc.	92,949
1,081	Vornado Realty Trust	83,086
3,142	Weyerhaeuser Co.	58,661

		1,213,370

	Real Estate Management & Development — 0.0% (g)
1,900	CBRE Group, Inc. (a)	28,918

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
3,090	Hudson City Bancorp, Inc.	19,313
2,112	People’s United Financial, Inc.	27,139

		46,452

	Total Financials	8,955,982

	Health Care — 11.8%
	Biotechnology — 1.2%
4,646	Amgen, Inc.	298,320
1,423	Biogen Idec, Inc. (a)	156,601
2,600	Celgene Corp. (a)	175,760
4,400	Gilead Sciences, Inc. (a)	180,092

		810,773

	Health Care Equipment & Supplies — 1.8%
3,303	Baxter International, Inc.	163,432
1,259	Becton, Dickinson & Co.	94,072
8,678	Boston Scientific Corp. (a)	46,341
502	C.R. Bard, Inc.	42,921
1,316	CareFusion Corp. (a)	33,440
2,826	Covidien plc, (Ireland)	127,198
829	DENTSPLY International, Inc.	29,007
668	Edwards Lifesciences Corp. (a)	47,228
228	Intuitive Surgical, Inc. (a)	105,566
6,182	Medtronic, Inc.	236,461
1,868	St. Jude Medical, Inc.	64,072
1,905	Stryker Corp.	94,698
659	Varian Medical Systems, Inc. (a)	44,239
1,050	Zimmer Holdings, Inc. (a)	56,091

		1,184,766

	Health Care Providers & Services — 2.1%
2,122	Aetna, Inc.	89,527
1,513	AmerisourceBergen Corp.	56,268
2,024	Cardinal Health, Inc.	82,195
1,672	Cigna Corp.	70,224
845	Coventry Health Care, Inc. (a)	25,663
548	DaVita, Inc. (a)	41,544
2,850	Express Scripts, Inc. (a)	127,366
958	Humana, Inc.	83,930
580	Laboratory Corp. of America Holdings (a)	49,863
1,438	McKesson Corp.	112,035
2,268	Medco Health Solutions, Inc. (a)	126,781
548	Patterson Cos., Inc.	16,177
924	Quest Diagnostics, Inc.	53,647
2,544	Tenet Healthcare Corp. (a)	13,051

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
6,244	UnitedHealth Group, Inc.	316,446
2,038	WellPoint, Inc.	135,018

		1,399,735

	Health Care Technology — 0.1%
853	Cerner Corp. (a)	52,246

	Life Sciences Tools & Services — 0.4%
2,034	Agilent Technologies, Inc. (a)	71,048
1,044	Life Technologies Corp. (a)	40,622
662	PerkinElmer, Inc.	13,240
2,216	Thermo Fisher Scientific, Inc. (a)	99,653
525	Waters Corp. (a)	38,876

		263,439

	Pharmaceuticals — 6.2%
9,125	Abbott Laboratories	513,099
1,787	Allergan, Inc.	156,791
9,926	Bristol-Myers Squibb Co.	349,792
5,968	Eli Lilly & Co.	248,030
1,565	Forest Laboratories, Inc. (a)	47,357
965	Hospira, Inc. (a)	29,307
15,996	Johnson & Johnson	1,049,018
17,853	Merck & Co., Inc.	673,058
2,498	Mylan, Inc. (a)	53,607
546	Perrigo Co.	53,126
45,026	Pfizer, Inc.	974,363
745	Watson Pharmaceuticals, Inc. (a)	44,953

		4,192,501

	Total Health Care	7,903,460

	Industrials — 10.6%
	Aerospace & Defense — 2.6%
4,353	Boeing Co. (The)	319,293
2,086	General Dynamics Corp.	138,531
733	Goodrich Corp.	90,672
4,531	Honeywell International, Inc.	246,260
585	L-3 Communications Holdings, Inc.	39,008
1,554	Lockheed Martin Corp.	125,719
1,530	Northrop Grumman Corp.	89,474
845	Precision Castparts Corp.	139,247
2,027	Raytheon Co.	98,066
886	Rockwell Collins, Inc.	49,058
1,629	Textron, Inc.	30,120
5,307	United Technologies Corp.	387,889

		1,753,337

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 1.0%
962	C.H. Robinson Worldwide, Inc.	67,128
1,242	Expeditors International of Washington, Inc.	50,872
1,858	FedEx Corp.	155,162
5,652	United Parcel Service, Inc., Class B	413,670

		686,832

	Airlines — 0.1%
4,560	Southwest Airlines Co.	39,034

	Building Products — 0.0% (g)
2,096	Masco Corp.	21,966

	Commercial Services & Supplies — 0.4%
616	Avery Dennison Corp.	17,667
646	Cintas Corp.	22,487
1,087	Iron Mountain, Inc.	33,480
1,169	Pitney Bowes, Inc.	21,673
1,100	R.R. Donnelley & Sons Co.	15,873
1,844	Republic Services, Inc.	50,802
499	Stericycle, Inc. (a)	38,882
2,696	Waste Management, Inc.	88,186

		289,050

	Construction & Engineering — 0.2%
994	Fluor Corp.	49,948
751	Jacobs Engineering Group, Inc. (a)	30,476
1,231	Quanta Services, Inc. (a)	26,516

		106,940

	Electrical Equipment — 0.5%
926	Cooper Industries plc	50,143
4,310	Emerson Electric Co.	200,803
831	Rockwell Automation, Inc.	60,970
565	Roper Industries, Inc.	49,082

		360,998

	Industrial Conglomerates — 2.6%
4,105	3M Co.	335,502
3,337	Danaher Corp.	156,973
61,840	General Electric Co.	1,107,554
2,706	Tyco International Ltd., (Switzerland)	126,397

		1,726,426

	Machinery — 2.0%
3,788	Caterpillar, Inc.	343,193
1,130	Cummins, Inc.	99,463
2,425	Deere & Co.	187,574
1,086	Dover Corp.	63,042
1,958	Eaton Corp.	85,232

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
325	Flowserve Corp.	32,279
2,830	Illinois Tool Works, Inc.	132,189
1,829	Ingersoll-Rand plc, (Ireland)	55,730
616	Joy Global, Inc.	46,182
2,098	PACCAR, Inc.	78,612
674	Pall Corp.	38,519
885	Parker Hannifin Corp.	67,481
341	Snap-on, Inc.	17,261
989	Stanley Black & Decker, Inc.	66,856
1,081	Xylem, Inc.	27,771

		1,341,384

	Professional Services — 0.1%
285	Dun & Bradstreet Corp. (The)	21,326
709	Equifax, Inc.	27,467
837	Robert Half International, Inc.	23,821

		72,614

	Road & Rail — 0.9%
6,150	CSX Corp.	129,519
1,969	Norfolk Southern Corp.	143,461
299	Ryder System, Inc.	15,889
2,830	Union Pacific Corp.	299,810

		588,679

	Trading Companies & Distributors — 0.2%
1,729	Fastenal Co. (c)	75,402
355	W.W. Grainger, Inc.	66,452

		141,854

	Total Industrials	7,129,114

	Information Technology — 18.9%
	Communications Equipment — 2.1%
31,489	Cisco Systems, Inc.	569,321
12	Comverse Technology, Inc. (a)	82
466	F5 Networks, Inc. (a)	49,452
678	Harris Corp.	24,435
1,342	JDS Uniphase Corp. (a)	14,011
3,081	Juniper Networks, Inc. (a)	62,883
1,544	Motorola Mobility Holdings, Inc. (a)	59,907
1,678	Motorola Solutions, Inc.	77,675
9,846	QUALCOMM, Inc.	538,576

		1,396,342

	Computers & Peripherals — 4.6%
5,444	Apple, Inc. (a)	2,204,820
8,945	Dell, Inc. (a)	130,865
11,949	EMC Corp. (a)	257,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
11,639	Hewlett-Packard Co.	299,821
421	Lexmark International, Inc., Class A	13,922
2,101	NetApp, Inc. (a)	76,203
1,408	SanDisk Corp. (a)	69,288
1,369	Western Digital Corp. (a)	42,371

		3,094,671

	Electronic Equipment, Instruments & Components — 0.4%
971	Amphenol Corp., Class A	44,074
9,206	Corning, Inc.	119,494
914	FLIR Systems, Inc.	22,914
1,073	Jabil Circuit, Inc.	21,095
803	Molex, Inc.	19,159
2,486	TE Connectivity Ltd., (Switzerland)	76,594

		303,330

	Internet Software & Services — 2.0%
1,051	Akamai Technologies, Inc. (a)	33,926
6,730	eBay, Inc. (a)	204,121
1,480	Google, Inc., Class A (a)	955,932
932	VeriSign, Inc.	33,291
7,265	Yahoo!, Inc. (a)	117,185

		1,344,455

	IT Services — 3.9%
3,754	Accenture plc, (Ireland), Class A	199,825
2,863	Automatic Data Processing, Inc.	154,631
1,770	Cognizant Technology Solutions Corp., Class A (a)	113,829
908	Computer Sciences Corp.	21,520
1,421	Fidelity National Information Services, Inc.	37,784
825	Fiserv, Inc. (a)	48,460
6,904	International Business Machines Corp.	1,269,508
624	MasterCard, Inc., Class A	232,640
1,889	Paychex, Inc.	56,878
1,618	SAIC, Inc. (a)	19,885
981	Teradata Corp. (a)	47,588
950	Total System Services, Inc.	18,582
2,979	Visa, Inc., Class A	302,458
3,627	Western Union Co. (The)	66,229

		2,589,817

	Office Electronics — 0.1%
8,125	Xerox Corp.	64,675

	Semiconductors & Semiconductor Equipment — 2.3%
3,429	Advanced Micro Devices, Inc. (a)	18,517
1,879	Altera Corp.	69,711

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
1,745	Analog Devices, Inc.	62,436
7,648	Applied Materials, Inc.	81,910
2,841	Broadcom Corp., Class A (a)	83,412
344	First Solar, Inc. (a)	11,613
29,826	Intel Corp.	723,281
976	KLA-Tencor Corp.	47,092
1,334	Linear Technology Corp.	40,060
3,301	LSI Corp. (a)	19,641
1,120	Microchip Technology, Inc. (c)	41,026
5,785	Micron Technology, Inc. (a)	36,388
390	Novellus Systems, Inc. (a)	16,103
3,577	NVIDIA Corp. (a)	49,577
1,078	Teradyne, Inc. (a)	14,693
6,693	Texas Instruments, Inc.	194,833
1,537	Xilinx, Inc.	49,276

		1,559,569

	Software — 3.5%
2,875	Adobe Systems, Inc. (a)	81,276
1,328	Autodesk, Inc. (a)	40,278
997	BMC Software, Inc. (a)	32,682
2,168	CA, Inc.	43,826
1,092	Citrix Systems, Inc. (a)	66,306
1,941	Electronic Arts, Inc. (a)	39,984
1,741	Intuit, Inc.	91,559
43,854	Microsoft Corp.	1,138,450
23,048	Oracle Corp.	591,181
1,130	Red Hat, Inc. (a)	46,658
797	Salesforce.com, Inc. (a)	80,864
4,318	Symantec Corp. (a)	67,577

		2,320,641

	Total Information Technology	12,673,500

	Materials — 3.5%
	Chemicals — 2.2%
1,233	Air Products & Chemicals, Inc.	105,039
400	Airgas, Inc.	31,232
383	CF Industries Holdings, Inc.	55,527
6,922	Dow Chemical Co. (The)	199,077
5,412	E.I. du Pont de Nemours & Co.	247,761
806	Eastman Chemical Co.	31,482
1,758	Ecolab, Inc.	101,630
413	FMC Corp.	35,535
474	International Flavors & Fragrances, Inc.	24,847
3,136	Monsanto Co.	219,740
1,744	Mosaic Co. (The)	87,950

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
905	PPG Industries, Inc.	75,559
1,756	Praxair, Inc.	187,716
504	Sherwin-Williams Co. (The)	44,992
705	Sigma-Aldrich Corp.	44,034

		1,492,121

	Construction Materials — 0.1%
757	Vulcan Materials Co.	29,788

	Containers & Packaging — 0.1%
953	Ball Corp.	34,032
603	Bemis Co., Inc.	18,138
962	Owens-Illinois, Inc. (a)	18,644
1,125	Sealed Air Corp.	19,361

		90,175

	Metals & Mining — 0.9%
6,234	Alcoa, Inc.	53,924
623	Allegheny Technologies, Inc.	29,780
838	Cliffs Natural Resources, Inc.	52,249
5,552	Freeport-McMoRan Copper & Gold, Inc.	204,258
2,898	Newmont Mining Corp.	173,909
1,855	Nucor Corp.	73,402
482	Titanium Metals Corp.	7,220
843	United States Steel Corp.	22,306

		617,048

	Paper & Forest Products — 0.2%
2,560	International Paper Co.	75,776
1,000	MeadWestvaco Corp.	29,950

		105,726

	Total Materials	2,334,858

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.8%
34,711	AT&T, Inc.	1,049,661
3,618	CenturyLink, Inc.	134,590
5,829	Frontier Communications Corp.	30,019
16,583	Verizon Communications, Inc.	665,310
3,414	Windstream Corp.	40,080

		1,919,660

	Wireless Telecommunication Services — 0.3%
2,302	American Tower Corp., Class A	138,143
1,719	MetroPCS Communications, Inc. (a)	14,921
17,548	Sprint Nextel Corp. (a)	41,062

		194,126

	Total Telecommunication Services	2,113,786

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 3.8%
	Electric Utilities — 2.1%
2,829	American Electric Power Co., Inc.	116,866
7,806	Duke Energy Corp.	171,732
1,908	Edison International	78,991
1,032	Entergy Corp.	75,388
3,884	Exelon Corp.	168,449
2,450	FirstEnergy Corp.	108,535
2,475	NextEra Energy, Inc.	150,678
1,037	Northeast Utilities	37,405
1,329	Pepco Holdings, Inc.	26,979
640	Pinnacle West Capital Corp.	30,835
3,387	PPL Corp.	99,645
1,728	Progress Energy, Inc.	96,803
5,049	Southern Co. (The)	233,718

		1,396,024

	Gas Utilities — 0.1%
684	AGL Resources, Inc.	28,906
603	ONEOK, Inc.	52,274

		81,180

	Independent Power Producers & Energy Traders — 0.2%
3,777	AES Corp. (The) (a)	44,720
1,181	Constellation Energy Group, Inc.	46,850
1,347	NRG Energy, Inc. (a)	24,407

		115,977

	Multi-Utilities — 1.4%
1,419	Ameren Corp.	47,011
2,495	CenterPoint Energy, Inc.	50,125
1,476	CMS Energy Corp. (c)	32,590
1,716	Consolidated Edison, Inc.	106,443
3,336	Dominion Resources, Inc.	177,075
991	DTE Energy Co.	53,960
456	Integrys Energy Group, Inc.	24,706
1,647	NiSource, Inc.	39,215
2,377	PG&E Corp.	97,980
2,963	Public Service Enterprise Group, Inc.	97,809
676	SCANA Corp.	30,461
1,404	Sempra Energy	77,220
1,264	TECO Energy, Inc.	24,193
1,355	Wisconsin Energy Corp.	47,371
2,841	Xcel Energy, Inc.	78,525

		984,684

	Total Utilities	2,577,865

	Total Common Stocks (Cost $55,808,270)	66,678,111

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
10	Orchard Supply Hardware Stores Corp., Series A, Zero Coupon (a) (f) (i) (x) (Cost $—)	—

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Insurance — 0.0% (g)
492	American International Group, Inc., expiring 01/19/21 (a) (Cost $—)	2,711

SHARES
Short-Term Investments — 0.7%
	Investment Company — 0.6%
406,181	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m)	406,181

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.1%
	U.S. Treasury Bills
25,000	0.014%, 03/15/12 (k) (n)	24,999
75,000	0.019%, 02/16/12 (k) (n)	74,999

		99,998

	Total Short-Term Investments (Cost $506,178)	506,179

SHARES
Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
99,122	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $99,122)	99,122

	Total Investments — 100.1% (Cost $56,413,570)	67,286,123
	Liabilities in Excess of Other Assets — (0.1)%	(97,903)

	NET ASSETS — 100.0%	$67,188,220

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	E-mini S&P 500	03/16/12	$501,040	$10,748

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Portfolio owns fair valued securities with a value of $0 which amounts to 0.0% of total investments.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$66,041,573
Investments in affiliates, at value	1,244,550

Total investment securities, at value	67,286,123
Receivables:
Investment securities sold	11,302
Dividends from non-affiliates	100,944
Dividends from affiliates	69
Securities lending income	24

Total Assets	67,398,462

LIABILITIES:
Payables:
Due to custodian	4
Collateral for securities lending program	99,122
Portfolio shares redeemed	32,380
Variation margin on futures contracts	1,920
Accrued liabilities:
Investment advisory fees	13,131
Administration fees	4,402
Custodian and accounting fees	12,866
Trustees’ and Chief Compliance Officer’s fees	543
Printing & mailing costs	23,020
Audit fees	21,691
Other	1,163

Total Liabilities	210,242

Net Assets	$67,188,220

NET ASSETS:
Paid in capital	$66,283,301
Accumulated undistributed net investment income	1,195,161
Accumulated net realized gains (losses)	(11,173,543)
Net unrealized appreciation (depreciation)	10,883,301

Total Net Assets	$67,188,220

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	6,146,380

Net Asset Value, offering and redemption price per share (a)	$10.93

Cost of investments in non-affiliates	$55,125,446
Cost of investments in affiliates	1,288,124
Value of securities on loan	95,923

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Equity Index Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$66
Dividend income from non-affiliates	1,476,041
Dividend income from affiliates	20,143
Income from securities lending (net)	3,280
Other income	996

Total investment income	1,500,526

EXPENSES:
Investment advisory fees	180,084
Administration fees	63,780
Custodian and accounting fees	30,890
Interest expense to affiliates	35
Professional fees	44,826
Trustees’ and Chief Compliance Officer’s fees	777
Printing and mailing costs	30,029
Transfer agent fees	876
Other	11,794

Total expenses	363,091

Less amounts waived	(76,236)
Less earnings credits	(1)

Net expenses	286,854

Net investment income (loss)	1,213,672

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,622,272
Investments in affiliates	30,462
Futures	138,290

Net realized gain (loss)	1,791,024

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,204,056)
Investments in affiliates	(247,856)
Futures	(10,931)

Change in net unrealized appreciation (depreciation)	(1,462,843)

Net realized/unrealized gains (losses)	328,181

Change in net assets resulting from operations	$1,541,853

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,213,672	$1,293,343
Net realized gain (loss)	1,791,024	(1,205,688)
Change in net unrealized appreciation (depreciation)	(1,462,843)	10,815,626

Change in net assets resulting from operations	1,541,853	10,903,281

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,278,018)	(1,708,349)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,282,256	$8,654,954
Dividends and distributions reinvested	1,278,018	1,708,349
Cost of shares redeemed	(16,509,932)	(22,700,057)

Total change in net assets from capital transactions	$(11,949,658)	$(12,336,754)

NET ASSETS:
Change in net assets	(11,685,823)	(3,141,822)
Beginning of period	78,874,043	82,015,865

End of period	$67,188,220	$78,874,043

Accumulated undistributed net investment income	$1,195,161	$1,282,162

SHARE TRANSACTIONS:
Issued	315,176	912,867
Reinvested	113,300	163,949
Redeemed	(1,496,562)	(2,277,311)

Change in Shares	(1,068,086)	(1,200,495)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Year Ended December 31, 2011	$10.93	$0.19	(c)	$—	(d)	$0.19	$(0.19)
Year Ended December 31, 2010	9.75	0.16	(c)	1.23		1.39	(0.21)
Year Ended December 31, 2009	7.93	0.20		1.83		2.03	(0.21)
Year Ended December 31, 2008	12.87	0.21	(c)	(4.93)		(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.93	1.71%	$67,188,220	0.40%	1.69%	0.50%	4%
10.93	14.41	78,874,043	0.40	1.67	0.60	11
9.75	26.44	82,015,865	0.40	2.25	0.62	13
7.93	(37.21)	74,329,183	0.40	1.95	0.52	12
12.87	5.10	132,032,146	0.40	1.56	0.53	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$7,116,280	$—	$—	(a)	$7,116,280
Consumer Staples	7,693,283	—	—		7,693,283
Energy	8,179,983	—	—		8,179,983
Financials	8,955,982	—	—		8,955,982
Health Care	7,903,460	—	—		7,903,460
Industrials	7,129,114	—	—		7,129,114
Information Technology	12,673,500	—	—		12,673,500
Materials	2,334,858	—	—		2,334,858
Telecommunication Services	2,113,786	—	—		2,113,786
Utilities	2,577,865	—	—		2,577,865

Total Common Stocks	66,678,111	—	—	(a)	66,678,111

Preferred Stock
Consumer Discretionary	—	—	—	(a)	—	(a)
Warrants
Financials	—	2,711	—		2,711
Short-Term Investments
Investment Company	406,181	—	—		406,181
U.S. Treasury Obligations	—	99,998	—		99,998

Total Short-Term Investments	406,181	99,998	—		506,179

Investment of Cash Collateral for Securities on Loan Investment Company	99,122	—	—		99,122

Total Investments in Securities	$67,183,414	$102,709	$—	(a)	$67,286,123

Appreciation in Other Financial Instruments
Futures Contracts	$10,748	$—	$—		$10,748

(a)	Security has zero value.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)
Preferred Stocks — Consumer Discretionary	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Security has zero value.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

The value and percentage of net assets of illiquid securities as of December 31, 2011 was zero.

C. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the year ended December 31, 2011:

Futures Contracts:
Average Notional Balance Long	$978,295
Ending Notional Balance Long	501,040

D. Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2011
Affiliate	Value at December 31, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
JPMorgan Chase & Co. (Common Stock)*	$1,117,852	$27,775	$188,986	$30,462	$19,487	22,233	$739,247
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	324,385	15,894,158	15,812,362	—	656	406,181	406,181
JPMorgan Prime Money Market Fund, Capital Shares**	894,110	1,021,573	1,816,561	—	316	99,122	99,122

Total	$2,336,347			$30,462	$20,459		$1,244,550

*	Security is included in an index in which the Fund, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

E. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2011, the Portfolio earned $316 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$95,923	$99,122	$99,122

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $244. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$7,117	$(22,655)	$15,538

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentage above is in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $74,920. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,316.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,999,940	$13,522,641

During the year ended December 31, 2011, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$65,727,927	$10,047,020	$8,488,824	$1,558,196

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,278,018	$1,278,018

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,708,349	$1,708,349

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,198,252	$(1,848,440)	$1,558,196

The cumulative timing differences primarily consist of Trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$1,848,440	$1,848,440

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards in the amount of $1,896,989.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$960.50	$1.98	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fifth, third and third quintiles for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the first and third quintiles respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2011.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITEIP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011—European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data—will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises—both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	-11.45%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-12.14%

Net Assets as of 12/31/2011	$31,737,442

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support international stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, which hurt international stocks more than U.S. stocks. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors triggered a sharp downturn in international stock prices in the third quarter of 2011 and helped cause the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) to finish the twelve months ended December 31, 2011 with a 12.14% loss.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the consumer staples and information technology sectors contributed to relative performance. The Portfolio’s stock selection in the financials sector and stock selection and overweight versus the Benchmark in the materials sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Autonomy Corp., Imperial Tobacco Group plc and British American Tobacco plc. Shares of Autonomy Corp. increased after the UK software company agreed to be bought by Hewlett-Packard Co. Shares of Imperial Tobacco Group plc and British American Tobacco plc increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash.

Individual detractors from relative performance included the Portfolio’s overweight positions versus the Benchmark in French bank Societe Generale S.A. and Swiss bank Credit Suisse Group AG. Each of these stocks declined on concerns the companies would have to take large write-offs on their European sovereign debt holdings. The Fund’s position in Lafarge S.A., a French company that produces and sells building materials, also detracted from relative performance. The stock declined on concerns about the company’s outstanding debt and that weak European economic growth would hurt the company’s earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund’s portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.9%
2.	Vodafone Group plc (United Kingdom)	2.9
3.	BHP Billiton Ltd. (Australia)	2.8
4.	Nestle S.A. (Switzerland)	2.6
5.	BG Group plc (United Kingdom)	2.5
6.	Total S.A. (France)	2.4
7.	Standard Chartered plc (United Kingdom)	2.1
8.	HSBC Holdings plc (United Kingdom)	2.0
9.	GlaxoSmithKline plc (United Kingdom)	2.0
10.	British American Tobacco plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	26.4%
Japan	17.5
France	13.3
Switzerland	11.9
Germany	8.0
Netherlands	5.1
Australia	3.7
China	2.9
Belgium	1.8
Spain	1.6
Hong Kong	1.4
Ireland	1.3
South Korea	1.2
Others (each less than 1.0%)	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	(11.45)%	(3.87)%	3.57%
CLASS 2 SHARES	4/24/09	(11.64)	(4.01)	3.50

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of “regional” investing, which involves focusing investments in a particular geographic region or regions.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Australia — 3.7%
24,760	BHP Billiton Ltd. (m)	873,995
4,697	Rio Tinto Ltd. (m)	289,566

		1,163,561

	Belgium — 1.8%
9,360	Anheuser-Busch InBev N.V. (m)	571,271

	China — 2.9%
276,000	China Construction Bank Corp., Class H (m)	191,713
169,000	CNOOC Ltd. (m)	294,693
522,500	Industrial & Commercial Bank of China, Class H (m)	308,618
41,200	Sands China Ltd. (a) (m)	115,590

		910,614

	France — 13.2%
5,993	Accor S.A. (m)	151,033
22,449	AXA S.A. (m)	290,180
8,289	BNP Paribas S.A. (m)	322,769
3,245	Imerys S.A. (m)	148,835
6,390	Lafarge S.A. (m)	223,696
3,097	LVMH Moet Hennessy Louis Vuitton S.A. (m)	436,258
3,388	Pernod-Ricard S.A. (m)	313,590
2,240	PPR (m)	319,736
6,597	Sanofi (m)	482,225
4,662	Schneider Electric S.A. (m)	243,736
8,310	Societe Generale S.A. (m)	183,448
3,400	Technip S.A. (m)	318,750
15,106	Total S.A. (m)	770,827

		4,205,083

	Germany — 6.4%
6,440	Bayer AG (m)	411,281
7	E.ON AG (m)	151
3,150	Fresenius Medical Care AG & Co. KGaA (m)	213,961
2,159	Linde AG (m)	320,854
9,098	SAP AG (m)	481,208
4,285	Siemens AG (m)	409,971
6,992	Symrise AG (m)	186,208

		2,023,634

	Hong Kong — 1.4%
101,000	Belle International Holdings Ltd. (m)	175,464
97,000	Hang Lung Properties Ltd. (m)	275,343

		450,807

	Ireland — 1.3%
40,582	WPP plc (m)	425,594

SHARES	SECURITY DESCRIPTION	VALUE($)

	Israel — 0.9%
6,830	Teva Pharmaceutical Industries Ltd., ADR (m)	275,659

	Italy — 0.6%
113,366	Intesa Sanpaolo S.p.A. (m)	188,813

	Japan — 17.5%
11,600	Canon, Inc. (m)	510,485
6,900	Daikin Industries Ltd. (m)	188,350
5,200	East Japan Railway Co. (m)	331,439
1,800	FANUC Corp. (m)	274,558
16,000	Honda Motor Co., Ltd. (m)	487,374
69	Japan Tobacco, Inc. (m)	324,473
18,000	Komatsu Ltd. (m)	419,722
44,000	Kubota Corp. (m)	368,216
22,500	Mitsubishi Corp. (m)	453,482
3,700	Murata Manufacturing Co., Ltd. (m)	189,483
3,600	Nidec Corp. (m)	312,574
6,000	Omron Corp. (m)	120,438
6,700	Shin-Etsu Chemical Co., Ltd. (m)	329,103
2,000	SMC Corp. (m)	321,772
30,400	Sumitomo Corp. (m)	410,921
10,200	Toyota Motor Corp. (m)	337,285
508	Yahoo! Japan Corp. (m)	163,431

		5,543,106

	Mexico — 0.6%
7,860	America Movil S.A.B. de C.V., Series L, , ADR (m)	177,636

	Netherlands — 5.1%
52,943	ING Groep N.V. CVA (a) (m)	378,627
8	Reed Elsevier N.V. (m)	93
33,869	Royal Dutch Shell plc, Class A (m)	1,234,554

		1,613,274

	South Korea — 1.2%
411	Samsung Electronics Co., Ltd. (m)	378,053

	Spain — 1.5%
34,639	Banco Bilbao Vizcaya Argentaria S.A. (m)	298,387
2,359	Inditex S.A. (m)	192,577

		490,964

	Sweden — 0.7%
10,830	Atlas Copco AB, Class A (m)	232,049

	Switzerland — 11.9%
20,860	ABB Ltd. (a) (m)	391,882
12,970	Credit Suisse Group AG (a) (m)	303,993
4,821	Holcim Ltd. (a) (m)	256,984
14,266	Nestle S.A. (m)	819,204
10,079	Novartis AG (m)	575,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
2,623	Roche Holding AG (m)	443,597
156	SGS S.A. (m)	257,297
22,299	Xstrata plc (m)	339,506
1,675	Zurich Financial Services AG (a) (m)	377,390

		3,765,294

	Taiwan — 0.9%
23,167	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	299,086

	United Kingdom — 26.3%
98,077	Barclays plc (m)	268,602
36,821	BG Group plc (m)	786,631
12,280	British American Tobacco plc (m)	582,568
15,380	Burberry Group plc (m)	282,802
71,824	Centrica plc (m)	322,597
27,893	GlaxoSmithKline plc (m)	635,568
84,166	HSBC Holdings plc (m)	641,142
45,669	ICAP plc (m)	245,995
12,041	Imperial Tobacco Group plc (m)	455,638
74,680	Man Group plc (m)	145,741
50,270	Marks & Spencer Group plc (m)	242,794
23,850	Meggitt plc (m)	130,550
36,241	Prudential plc (m)	358,575
7,918	Rio Tinto plc (m)	386,767
30,784	Standard Chartered plc (m)	673,324
58,858	Tesco plc (m)	368,265
16,940	Tullow Oil plc (m)	368,075
15,835	Unilever plc (m)	531,012
332,428	Vodafone Group plc (m)	926,844

		8,353,490

	Total Common Stocks (Cost $26,451,095)	31,067,988

Preferred Stocks — 1.5%
	Germany — 1.5%
2,840	Henkel AG & Co. KGaA (m)	163,721
2,270	Volkswagen AG (m)	339,391

	Total Preferred Stocks (Cost $408,112)	503,112

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.2%
	Investment Company — 0.2%
50,045	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $50,045)	50,045

	Total Investments — 99.6% (Cost $26,909,252)	31,621,145
	Other Assets in Excess of Liabilities — 0.4%	116,297

	NET ASSETS — 100.0%	$31,737,442

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2011

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	10.9%
Commercial Banks	9.7
Pharmaceuticals	8.9
Metals & Mining	6.0
Machinery	5.1
Tobacco	4.3
Food Products	4.3
Automobiles	3.7
Wireless Telecommunication Services	3.5
Insurance	3.3
Electrical Equipment	3.0
Beverages	2.8
Trading Companies & Distributors	2.7
Chemicals	2.6
Textiles, Apparel & Luxury Goods	2.3
Capital Markets	2.2
Semiconductors & Semiconductor Equipment	2.1
Construction Materials	2.0
Multiline Retail	1.8
Office Electronics	1.6
Software	1.5
Media	1.3
Industrial Conglomerates	1.3
Diversified Financial Services	1.2
Food & Staples Retailing	1.2
Specialty Retail	1.2
Road & Rail	1.1
Multi-Utilities	1.0
Energy Equipment & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	5.4

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2011.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. of the notes to financial statements are $30,818,719 which amounts to 97.5% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$31,571,100
Investments in affiliates, at value	50,045

Total investment securities, at value	31,621,145
Cash	37,764
Foreign currency, at value	63,143
Receivables:
Portfolio shares sold	2,736
Dividends from non-affiliates	70,941
Dividends from affiliates	4
Tax reclaims	25,177

Total Assets	31,820,910

LIABILITIES:
Payables:
Portfolio shares redeemed	20,399
Accrued liabilities:
Investment advisory fees	6,027
Administration fees	2,391
Distribution fees	11
Custodian and accounting fees	18,954
Trustees’ and Chief Compliance Officer’s fees	91
Printing and mailing costs	9,778
Audit fees	23,960
Other	1,857

Total Liabilities	83,468

Net Assets	$31,737,442

NET ASSETS:
Paid in capital	$29,315,205
Accumulated undistributed net investment income	710,526
Accumulated net realized gains (losses)	(2,998,392)
Net unrealized appreciation (depreciation)	4,710,103

Total Net Assets	$31,737,442

Net Assets:
Class 1	$31,686,069
Class 2	51,373

Total	$31,737,442

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,568,883
Class 2	5,733

Net Asset Value, offering and redemption price per share (a):
Class 1	$8.88
Class 2	8.96

Cost of investments in non-affiliates	$26,859,207
Cost of investments in affiliates	50,045
Cost of foreign currency	63,115

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,161,799
Dividend income from affiliates	107
Interest income from non-affiliates	180
Interest income from affiliates	157
Foreign taxes withheld	(82,833)

Total investment income	1,079,410

EXPENSES:
Investment advisory fees	218,147
Administration fees	32,192
Distribution fees — Class 2	142
Custodian and accounting fees	68,203
Interest expense to affiliates	157
Professional fees	50,382
Trustees’ and Chief Compliance Officer’s fees	377
Printing and mailing costs	20,878
Transfer agent fees	4,886
Other	7,604

Total expenses	402,968

Less amounts waived	(29,491)

Net expenses	373,477

Net investment income (loss)	705,933

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	629,747
Foreign currency transactions	4,716

Net realized gain (loss)	634,463

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,174,463)
Foreign currency translations	(6,693)

Change in net unrealized appreciation (depreciation)	(5,181,156)

Net realized/unrealized gains (losses)	(4,546,693)

Change in net assets resulting from operations	$(3,840,760)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$705,933	$659,660
Net realized gain (loss)	634,463	708,925
Change in net unrealized appreciation (depreciation)	(5,181,156)	1,080,169

Change in net assets resulting from operations	(3,840,760)	2,448,754

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(665,932)	(98,232)
Class 2
From net investment income	(887)	(125)

Total distributions to shareholders	(666,819)	(98,357)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,902,531)	(7,195,356)

NET ASSETS:
Change in net assets	(7,410,110)	(4,844,959)
Beginning of period	39,147,552	43,992,511

End of period	$31,737,442	$39,147,552

Accumulated undistributed net investment income	$710,526	$666,697

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,466,275	$4,422,429
Dividends and distributions reinvested	665,932	98,232
Cost of shares redeemed	(8,035,625)	(11,716,142)

Change in net assets from Class 1 capital transactions	$(2,903,418)	$(7,195,481)

Class 2
Dividends and distributions reinvested	$887	$125

Change in net assets from Class 2 capital transactions	$887	$125

Total change in net assets from capital transactions	$(2,902,531)	$(7,195,356)

SHARE TRANSACTIONS:
Class 1
Issued	476,082	484,131
Reinvested	63,302	9,952
Redeemed	(815,112)	(1,255,353)

Change in Class 1 Shares	(275,728)	(761,270)

Class 2
Reinvested	83	13

Change in Class 2 Shares	83	13

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Year Ended December 31, 2011	$10.17	$0.19	(f)	$(1.30)	$(1.11)	$(0.18)	$—	$(0.18)
Year Ended December 31, 2010	9.54	0.15	(f)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(f)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)

Class 2
Year Ended December 31, 2011	10.26	0.17	(f)	(1.31)	(1.14)	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(f)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(f)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Includes interest expense of 0.02%.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.88	(11.19)%	$31,686,069	1.03%		1.94%		1.11%	16%
10.17	6.84	39,089,569	1.02		1.66		1.13	15
9.54	34.91	43,938,093	1.01		2.00	(g)	1.38	13
7.93	(41.35)	41,741,133	1.09		2.68		1.20	21
15.95	9.33	83,638,866	1.22	(h)	1.20		1.22	15

8.96	(11.38)	51,373	1.28		1.69		1.36	16
10.26	6.56	57,983	1.27		1.39		1.38	15
9.65	40.42	54,418	1.26		8.82	(g)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

The Investment objective of the Portfolio is to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$50,045	$31,571,100	$—	$31,621,145

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid in capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(43,799)	$4,715	$39,084

The reclassifications for the Portfolio relate primarily to the write-offs of capital loss carryforwards acquired in the merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012. In addition, the Portfolio’s service providers have voluntarily waived fees during the year ended December 31, 2011. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

For the year ended December 31, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $29,197. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 was $294.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$5,813,285	$8,609,748

During the year ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$27,210,980	$7,857,947	$3,447,782	$4,410,165

The difference between book and tax basis appreciation/ (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$666,819	$666,819

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$98,357	$98,357

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$710,726	$(2,684,955)	$4,408,375

The cumulative timing differences primarily consist of Trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$959,016	$1,725,939	*	$2,684,955

*	This amount includes $1,725,939 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards in the amount of $606,283 and $43,799 was written-off due to IRS Code Section 382-383 limitations.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 post-October long-term capital losses of $11,708.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2011, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2011, the Portfolio invested approximately 26.4% of its total investments in the United Kingdom.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
International Equity Portfolio
Class 1
Actual	$1,000.00	$841.70	$4.73	1.02%
Hypothetical	1,000.00	1,020.06	5.19	1.02
Class 2
Actual	1,000.00	840.50	5.89	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, second and fourth quintiles for Class 1 shares for the

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITIEP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned

2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	1.85%
Russell 1000 Growth Index	2.64%

Net Assets as of 12/31/2011	$37,986,025

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The Russell 1000 Growth Index (the “Benchmark”) finished the twelve months ended December 31, 2011 with a 2.64% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the financials and industrials sectors detracted from the Portfolio’s relative performance, while the Portfolio’s stock selection in the health care and information technology sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in Walter Energy, Inc., Navistar International Corp. and Signet Jewelers Ltd. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower-than-expected due to costs related to its joint ventures. Shares of specialty retail jeweler Signet Jewelers Ltd. declined amid concerns that slowing economic growth would hurt jewelry demand.

Individual contributors to relative performance included the Portfolio’s positions in Herbalife Ltd., Alliance Data Systems Corp. and Pharmasset Inc. Shares of Herbalife Ltd., a direct seller of nutritional and weight loss supplements, advanced after consistently reporting better-than-expected results during the reporting period. Shares of consumer financial services company Alliance Data Systems Corp. benefited from the company’s strong earnings and announced stock repurchase plan. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers used the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, in positioning the Portfolio. Behavioral finance, which is a field of study that emphasizes the importance of human psychology in financial markets, examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks that they believed were attractively valued with strong momentum characteristics and by seeking stocks with increasing prices that they believed would continue to increase. The investment process started with a disciplined proprietary ranking methodology that attempted to identify stocks in each sector that had more attractive value and stronger momentum characteristics relative to the Benchmark. In addition, the Team looked to sell stocks held in the Portfolio that became overvalued and/or experienced momentum that deteriorated materially, replacing them with more attractive stocks identified by the proprietary ranking methodology. The Team combined its value and momentum factors with disciplined portfolio construction, qualitative research and value-added trading.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.3%
2.	Exxon Mobil Corp.	5.2
3.	International Business Machines Corp.	4.2
4.	Microsoft Corp.	3.8
5.	Philip Morris International, Inc.	3.2
6.	Wal-Mart Stores, Inc.	2.3
7.	Gilead Sciences, Inc.	2.2
8.	Oracle Corp.	2.2
9.	QUALCOMM, Inc.	1.8
10.	Honeywell International, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.1%
Consumer Discretionary	12.4
Industrials	11.8
Consumer Staples	11.3
Health Care	11.1
Energy	10.9
Materials	5.0
Financials	4.1
Telecommunication Services	1.0
Short-Term Investment	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	1.85%	1.49%	1.53%
CLASS 2 SHARES	8/16/06	1.58	1.24	1.40

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, the Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%
	Consumer Discretionary — 12.4%
	Automobiles — 1.1%
37,200	Ford Motor Co. (a)	400,272

	Diversified Consumer Services — 0.2%
1,400	ITT Educational Services, Inc. (a)	79,646

	Hotels, Restaurants & Leisure — 3.1%
6,600	Brinker International, Inc.	176,616
4,200	Carnival Corp.	137,088
2,600	McDonald’s Corp.	260,858
4,100	Penn National Gaming, Inc. (a)	156,087
4,200	Wyndham Worldwide Corp.	158,886
4,600	Yum! Brands, Inc.	271,446

		1,160,981

	Household Durables — 0.3%
2,500	Tempur-Pedic International, Inc. (a)	131,325

	Internet & Catalog Retail — 2.0%
2,300	Amazon.com, Inc. (a)	398,130
800	priceline.com, Inc. (a)	374,168

		772,298

	Leisure Equipment & Products — 0.5%
2,700	Mattel, Inc.	74,952
1,700	Polaris Industries, Inc.	95,166

		170,118

	Media — 2.4%
7,100	CBS Corp. (Non-Voting), Class B	192,694
7,400	DIRECTV, Class A (a)	316,424
1,100	Time Warner Cable, Inc.	69,927
7,300	Viacom, Inc., Class B	331,493

		910,538

	Multiline Retail — 1.3%
15,050	Macy’s, Inc.	484,309

	Specialty Retail — 1.2%
1,100	AutoZone, Inc. (a)	357,467
2,800	Limited Brands, Inc.	112,980

		470,447

	Textiles, Apparel & Luxury Goods — 0.3%
1,500	Deckers Outdoor Corp. (a)	113,355

	Total Consumer Discretionary	4,693,289

	Consumer Staples — 11.2%
	Beverages — 0.4%
7,700	Constellation Brands, Inc., Class A (a)	159,159

	Food & Staples Retailing — 3.2%
2,900	CVS Caremark Corp.	118,262

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
9,800	Kroger Co. (The)	237,356
14,350	Wal-Mart Stores, Inc.	857,556

		1,213,174

	Food Products — 1.7%
4,800	Campbell Soup Co.	159,552
5,900	ConAgra Foods, Inc.	155,760
6,900	Smithfield Foods, Inc. (a)	167,532
8,200	Tyson Foods, Inc., Class A	169,248

		652,092

	Household Products — 1.8%
2,100	Colgate-Palmolive Co.	194,019
6,500	Kimberly-Clark Corp.	478,140

		672,159

	Personal Products — 0.2%
1,500	Nu Skin Enterprises, Inc., Class A	72,855

	Tobacco — 3.9%
5,200	Altria Group, Inc.	154,180
1,000	Lorillard, Inc.	114,000
15,700	Philip Morris International, Inc.	1,232,136

		1,500,316

	Total Consumer Staples	4,269,755

	Energy — 10.8%
	Energy Equipment & Services — 2.9%
7,900	Baker Hughes, Inc.	384,256
5,500	Halliburton Co.	189,805
3,100	Helmerich & Payne, Inc.	180,916
5,400	National Oilwell Varco, Inc.	367,146

		1,122,123

	Oil, Gas & Consumable Fuels — 7.9%
734	Chevron Corp.	78,098
23,200	Exxon Mobil Corp.	1,966,432
16,200	Marathon Oil Corp.	474,174
5,100	Occidental Petroleum Corp.	477,870

		2,996,574

	Total Energy	4,118,697

	Financials — 4.1%
	Capital Markets — 0.5%
3,800	Ameriprise Financial, Inc.	188,632

	Consumer Finance — 1.3%
12,300	Capital One Financial Corp.	520,167

	Diversified Financial Services — 0.6%
27,600	Bank of America Corp.	153,456

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — Continued
2,700	Citigroup, Inc.	71,037

		224,493

	Insurance — 0.7%
1,600	Everest Re Group Ltd., (Bermuda)	134,544
4,100	Validus Holdings Ltd., (Bermuda)	129,150

		263,694

	Real Estate Investment Trusts (REITs) — 1.0%
5,200	Hospitality Properties Trust	119,496
4,600	Ventas, Inc.	253,598

		373,094

	Total Financials	1,570,080

	Health Care — 11.1%
	Biotechnology — 4.6%
4,100	Alexion Pharmaceuticals, Inc. (a)	293,150
2,850	Amgen, Inc.	182,999
4,000	Celgene Corp. (a)	270,400
20,200	Gilead Sciences, Inc. (a)	826,786
4,800	Vertex Pharmaceuticals, Inc. (a)	159,408

		1,732,743

	Health Care Equipment & Supplies — 1.4%
6,200	Baxter International, Inc.	306,776
5,000	Covidien plc, (Ireland)	225,050

		531,826

	Health Care Providers & Services — 2.0%
2,700	Humana, Inc.	236,547
10,000	UnitedHealth Group, Inc.	506,800

		743,347

	Pharmaceuticals — 3.1%
5,100	Endo Pharmaceuticals Holdings, Inc. (a)	176,103
30,100	Pfizer, Inc.	651,364
12,850	Warner Chilcott plc, (Ireland), Class A (a)	194,420
2,900	Watson Pharmaceuticals, Inc. (a)	174,986

		1,196,873

	Total Health Care	4,204,789

	Industrials — 11.7%
	Aerospace & Defense — 3.0%
7,000	General Dynamics Corp.	464,870
12,300	Honeywell International, Inc.	668,505

		1,133,375

	Airlines — 0.9%
1,600	Alaska Air Group, Inc. (a)	120,144
15,400	Delta Air Lines, Inc. (a)	124,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — Continued
4,700	United Continental Holdings, Inc. (a)	88,689

		333,419

	Industrial Conglomerates — 1.5%
7,200	General Electric Co.	128,952
9,300	Tyco International Ltd., (Switzerland)	434,403

		563,355

	Machinery — 4.8%
6,400	Caterpillar, Inc.	579,840
2,100	Joy Global, Inc.	157,437
4,100	Navistar International Corp. (a)	155,308
7,200	Parker Hannifin Corp.	549,000
3,900	Stanley Black & Decker, Inc.	263,640
3,200	WABCO Holdings, Inc. (a)	138,880

		1,844,105

	Professional Services — 0.7%
2,400	Dun & Bradstreet Corp. (The)	179,592
1,400	Towers Watson & Co., Class A	83,902

		263,494

	Road & Rail — 0.8%
15,300	CSX Corp.	322,218

	Total Industrials	4,459,966

	Information Technology — 28.1%
	Communications Equipment — 2.0%
4,300	Cisco Systems, Inc.	77,744
12,300	QUALCOMM, Inc.	672,810

		750,554

	Computers & Peripherals — 8.2%
6,805	Apple, Inc. (a)	2,756,025
11,000	Dell, Inc. (a)	160,930
4,200	SanDisk Corp. (a)	206,682

		3,123,637

	Electronic Equipment, Instruments & Components — 0.2%
8,900	Vishay Intertechnology, Inc. (a)	80,011

	Internet Software & Services — 1.8%
800	Google, Inc., Class A (a)	516,720
3,900	IAC/InterActiveCorp.	166,140

		682,860

	IT Services — 6.6%
1,200	Accenture plc, (Ireland), Class A	63,876
1,750	Alliance Data Systems Corp. (a) (c)	181,720
8,750	International Business Machines Corp.	1,608,950
300	MasterCard, Inc., Class A	111,846

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
29,800	Western Union Co. (The)	544,148

		2,510,540

	Office Electronics — 0.3%
13,700	Xerox Corp.	109,052

	Semiconductors & Semiconductor Equipment — 2.0%
8,300	Broadcom Corp., Class A (a)	243,688
7,700	Freescale Semiconductor Holdings I Ltd. (a) (c)	97,405
12,600	Xilinx, Inc.	403,956

		745,049

	Software — 7.0%
56,100	Microsoft Corp.	1,456,356
31,840	Oracle Corp.	816,696
22,000	Symantec Corp. (a)	344,300
4,100	Zynga, Inc., Class A (a)	38,581

		2,655,933

	Total Information Technology	10,657,636

	Materials — 5.0%
	Chemicals — 3.5%
2,000	CF Industries Holdings, Inc.	289,960
4,600	LyondellBasell Industries N.V., (Netherlands), Class A	149,454
7,200	Monsanto Co.	504,504
4,500	PPG Industries, Inc.	375,705

		1,319,623

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.5%
16,100	Freeport-McMoRan Copper & Gold, Inc.	592,319

	Total Materials	1,911,942

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
10,702	CenturyLink, Inc.	398,114

	Total Common Stocks (Cost $33,816,663)	36,284,268

Short-Term Investment — 4.3%
	Investment Company — 4.3%
1,628,827	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,628,827)	1,628,827

Investment of Cash Collateral for Securities on Loan — 0.2%
	Investment Company — 0.2%
78,550	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $78,550)	78,550

	Total Investments — 100.0% (Cost $35,524,040)	37,991,645
	Liabilities in Excess of Other Assets — 0.0% (g)	(5,620)

	NET ASSETS — 100.0%	$37,986,025

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	E-mini S&P 500	03/16/12	$876,820	$12,114

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$36,284,268
Investments in affiliates, at value	1,707,377

Total investment securities, at value	37,991,645
Deposits at broker for futures contracts	125,000
Receivables:
Portfolio shares sold	30
Dividends from non-affiliates	36,705
Dividends from affiliates	140
Securities lending income	13

Total Assets	38,153,533

LIABILITIES:
Payables:
Collateral for securities lending program	78,550
Portfolio shares redeemed	13,089
Variation margin on futures contracts	3,645
Accrued liabilities:
Investment advisory fees	17,903
Administration fees	2,846
Distribution fees	4
Custodian and accounting fees	7,278
Trustees’ and Chief Compliance Officer’s fees	472
Printing and mailing costs	20,670
Audit fees	21,622
Other	1,429

Total Liabilities	167,508

Net Assets	$37,986,025

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Intrepid Growth Portfolio
NET ASSETS:
Paid in capital	$57,464,789
Accumulated undistributed net investment income	272,462
Accumulated net realized gains (losses)	(22,230,945)
Net unrealized appreciation (depreciation)	2,479,719

Total Net Assets	$37,986,025

Net Assets:
Class 1	$37,969,142
Class 2	16,883

Total	$37,986,025

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,491,291
Class 2	1,110

Net Asset Value, offering and redemption price per share (a):
Class 1	$15.24
Class 2	15.21

Cost of investments in non-affiliates	$33,816,663
Cost of investments in affiliates	1,707,377
Value of securities on loan	76,983

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$653,412
Dividend income from affiliates	844
Income from securities lending (net)	1,025

Total investment income	655,281

EXPENSES:
Investment advisory fees	272,374
Administration fees	37,104
Distribution fees — Class 2	43
Custodian and accounting fees	28,522
Interest expense to affiliates	4
Professional fees	43,659
Trustees’ and Chief Compliance Officer’s fees	420
Printing and mailing costs	25,858
Transfer agent fees	3,951
Other	8,817

Total expenses	420,752

Less amounts waived	(45,106)
Less earnings credits	— (a)

Net expenses	375,646

Net investment income (loss)	279,635

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,707,717
Futures	81,103

Net realized gain (loss)	5,788,820

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,079,048)
Futures	7,349

Change in net unrealized appreciation (depreciation)	(5,071,699)

Net realized/unrealized gains (losses)	717,121

Change in net assets resulting from operations	$996,756

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$279,635	$438,317
Net realized gain (loss)	5,788,820	7,438,977
Change in net unrealized appreciation (depreciation)	(5,071,699)	(1,188,957)

Change in net assets resulting from operations	996,756	6,688,337

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(436,013)	(461,071)
Class 2
From net investment income	(136)	(108)

Total distributions to shareholders	(436,149)	(461,179)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,117,304)	(11,485,166)

NET ASSETS:
Change in net assets	(7,556,697)	(5,258,008)
Beginning of period	45,542,722	50,800,730

End of period	$37,986,025	$45,542,722

Accumulated undistributed net investment income	$272,462	$433,803

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,718,322	$2,608,830
Dividends and distributions reinvested	436,013	461,071
Cost of shares redeemed	(10,271,775)	(14,555,175)

Change in net assets from Class 1 capital transactions	$(8,117,440)	$(11,485,274)

Class 2
Dividends and distributions reinvested	$136	$108

Change in net assets from Class 2 capital transactions	$136	$108

Total change in net assets from capital transactions	$(8,117,304)	$(11,485,166)

SHARE TRANSACTIONS:
Class 1
Issued	113,963	197,265
Reinvested	27,422	32,396
Redeemed	(657,967)	(1,088,309)

Change in Class 1 Shares	(516,582)	(858,648)

Class 2
Reinvested	8	8

Change in Class 2 Shares	8	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Year Ended December 31, 2011	$15.14	$0.10	(c)	$0.16	(d)	$0.26	$(0.16)
Year Ended December 31, 2010	13.13	0.13	(c)	2.01		2.14	(0.13)
Year Ended December 31, 2009	9.86	0.12		3.23		3.35	(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47)		(6.38)	(0.13)
Year Ended December 31, 2007	14.70	0.08	(c)	1.62		1.70	(0.03)

Class 2
Year Ended December 31, 2011	15.11	0.07	(c)	0.15	(d)	0.22	(0.12)
Year Ended December 31, 2010	13.12	0.10	(c)	1.99		2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08		3.25		3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44)		(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(c)	1.61		1.65	(0.01)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.09 and $0.08, and the return would have been 1.18% and 0.97% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.24	1.65	%(d)	$37,969,142	0.89%	0.67%	1.00%	121%
15.14	16.33		45,426,077	0.90	0.95	1.02	126
13.13	34.32		50,786,376	0.90	0.96	1.07	134
9.86	(39.22)		46,462,195	0.90	0.54	0.94	132
16.37	11.55		97,736,451	0.88	0.51	0.90	137

15.21	1.44	(d)	16,883	1.15	0.43	1.25	121
15.11	15.96		16,645	1.15	0.72	1.27	126
13.12	34.03		14,354	1.15	0.70	1.32	134
9.84	(39.36)		10,713	1.15	0.30	1.19	132
16.33	11.25		17,750	1.14	0.22	1.16	137

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to provide long-term capital growth.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,991,645	$—	$—	$37,991,645

Appreciation in Other Financial Instruments
Futures Contracts	$12,114	$—	$—	$12,114

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the year ended December 31, 2011:

Futures Contracts:
Average Notional Balance Long	$624,410
Ending Notional Balance Long	876,820

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2011, the Portfolio earned $494 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$76,983	$78,550	$78,550

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $376. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(9,739,715)	$(4,827)	$9,744,542

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $43,572. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,534.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$50,307,693	$58,996,084

During the year ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$35,758,332	$3,564,579	$1,331,266	$2,233,313

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$436,149	$436,149

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$461,179	$461,179

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$276,886	$(21,984,539)	$2,233,313

The cumulative timing differences primarily consist of Trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2013	2016	2017	Total
$4,697,466	$5,636,634	$11,650,439	$21,984,539

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards in the amount of $5,777,368 and had expired capital loss carryforwards in the amount of $9,741,883.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$935.00	$4.39	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	934.30	5.61	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, third and fourth quintiles for Class 1 shares for the one-,

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2011.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITIGP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises —both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	-1.52%
Russell Midcap Index	-1.55%

Net Assets as of 12/31/2011	$31,598,007

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The Russell Midcap Index (the “Benchmark”) finished the twelve months ended December 31, 2011 with a 1.55% loss.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the health services and systems and capital markets sectors contributed to relative performance, while the Portfolio’s stock selection in the industrial cyclical and software and services sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Cooper Cos., Inc., Alliance Data Systems Corp. and Pharmasset Inc. Shares of eye-care and surgical products maker Cooper Cos., Inc. outperformed as the company’s revenue and earnings per share consistently beat investor expectations during the reporting period and the company raised its guidance. Shares of consumer financial services company Alliance Data Systems Corp. benefited from the company’s strong earnings and announced stock repurchase plan. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc.

Individual detractors from relative performance included the Portfolio’s positions in Walter Energy, Inc., Navistar International Corp. and Signet Jewelers Ltd. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower-than-expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock. Shares of specialty retail jeweler Signet Jewelers Ltd. declined amid concerns that slowing economic growth would hurt jewelry demand.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, in positioning the Portfolio. Behavioral finance, which is a field of study that emphasizes the importance of human psychology in financial markets, examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Behavioral Finance investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks that they believed had attractive valuations and strong fundamentals. Additionally, the Team looked to sell stocks when they stopped exhibiting these characteristics. The Team used a disciplined quantitative ranking methodology to identify attractive stocks in each sector. This screening process was combined with bottom-up fundamental research, as the Team rigorously researched the companies identified as attractive to determine their underlying value and potential for future earnings growth.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.2
3.	PPG Industries, Inc.	2.0
4.	Discover Financial Services	1.9
5.	Cooper Cos., Inc. (The)	1.7
6.	Campbell Soup Co.	1.5
7.	Parker Hannifin Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.4
9.	Alliance Data Systems Corp.	1.4
10.	Wyndham Worldwide Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.2%
Consumer Discretionary	15.7
Information Technology	13.9
Industrials	11.0
Health Care	9.1
Utilities	8.2
Materials	7.0
Energy	6.6
Consumer Staples	6.4
Telecommunication Services	1.0
U.S. Treasury Obligation	0.2
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(1.52)%	0.10%	5.12%
CLASS 2 SHARES	8/16/06	(1.79)	(0.15)	4.98

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 15.8%
	Auto Components — 1.0%
3,500	Autoliv, Inc., (Sweden)	187,215
800	Lear Corp.	31,840
3,000	TRW Automotive Holdings Corp. (a)	97,800

		316,855

	Distributors — 0.1%
300	Genuine Parts Co.	18,360

	Diversified Consumer Services — 2.4%
2,400	Apollo Group, Inc., Class A (a)	129,288
1,300	Career Education Corp. (a)	10,361
14,050	H&R Block, Inc.	229,437
2,200	ITT Educational Services, Inc. (a) (c)	125,158
24,400	Service Corp. International	259,860

		754,104

	Hotels, Restaurants & Leisure — 2.0%
6,800	Brinker International, Inc.	181,968
11,200	Wyndham Worldwide Corp.	423,696
200	Wynn Resorts Ltd.	22,098

		627,762

	Household Durables — 1.3%
2,150	Garmin Ltd., (Switzerland)	85,591
6,050	Leggett & Platt, Inc.	139,392
1,700	Tempur-Pedic International, Inc. (a)	89,301
1,800	Tupperware Brands Corp.	100,746

		415,030

	Internet & Catalog Retail — 0.5%
3,500	Groupon, Inc. (a)	72,205
200	priceline.com, Inc. (a)	93,542

		165,747

	Leisure Equipment & Products — 0.1%
1,500	Mattel, Inc.	41,640

	Media — 1.9%
16,300	CBS Corp. (Non-Voting), Class B	442,382
5,850	DISH Network Corp., Class A	166,608

		608,990

	Multiline Retail — 2.7%
250	Big Lots, Inc. (a)	9,440
2,500	Dillard’s, Inc., Class A	112,200
22,300	Macy’s, Inc.	717,614

		839,254

	Specialty Retail — 3.2%
800	AutoZone, Inc. (a)	259,976

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
6,800	Best Buy Co., Inc.	158,916
14,300	GameStop Corp., Class A (a) (c)	345,059
1,200	Limited Brands, Inc.	48,420
1,700	TJX Cos., Inc.	109,735
3,100	Urban Outfitters, Inc. (a)	85,436

		1,007,542

	Textiles, Apparel & Luxury Goods — 0.6%
7,600	Michael Kors Holdings Ltd., (Hong Kong) (a)	207,100

	Total Consumer Discretionary	5,002,384

	Consumer Staples — 6.4%
	Beverages — 1.3%
900	Coca-Cola Enterprises, Inc.	23,202
18,700	Constellation Brands, Inc., Class A (a)	386,529

		409,731

	Food & Staples Retailing — 0.5%
21,400	SUPERVALU, Inc. (c)	173,768

	Food Products — 2.3%
14,400	Campbell Soup Co.	478,656
600	Corn Products International, Inc.	31,554
4,100	Smithfield Foods, Inc. (a)	99,548
6,100	Tyson Foods, Inc., Class A	125,904

		735,662

	Tobacco — 2.3%
6,300	Lorillard, Inc.	718,200

	Total Consumer Staples	2,037,361

	Energy — 6.7%
	Energy Equipment & Services — 2.5%
701	Baker Hughes, Inc.	34,097
700	Core Laboratories N.V., (Netherlands)	79,765
1,200	Dresser-Rand Group, Inc. (a)	59,892
1,468	National Oilwell Varco, Inc.	99,809
5,200	Oil States International, Inc. (a)	397,124
300	SEACOR Holdings, Inc. (a)	26,688
1,700	Unit Corp. (a)	78,880

		776,255

	Oil, Gas & Consumable Fuels — 4.2%
3,100	Cimarex Energy Co.	191,890
7,295	Energen Corp.	364,750
5,600	HollyFrontier Corp.	131,040
2,500	Laredo Petroleum Holdings, Inc. (a)	55,750
1,400	Murphy Oil Corp.	78,036
3,400	Newfield Exploration Co. (a)	128,282
1,020	Noble Energy, Inc.	96,278

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
2,400	Southern Union Co.	101,064
1,700	Sunoco, Inc.	69,734
5,300	Valero Energy Corp.	111,565

		1,328,389

	Total Energy	2,104,644

	Financials — 18.4%
	Capital Markets — 1.1%
2,500	Affiliated Managers Group, Inc. (a)	239,875
15,000	American Capital Ltd. (a)	100,950

		340,825

	Commercial Banks — 1.9%
1,550	BOK Financial Corp. (c)	85,142
600	City National Corp.	26,508
300	Cullen/Frost Bankers, Inc.	15,873
7,000	Fifth Third Bancorp	89,040
8,400	Huntington Bancshares, Inc.	46,116
18,300	KeyCorp	140,727
800	M&T Bank Corp.	61,072
12,800	TCF Financial Corp. (c)	132,096

		596,574

	Consumer Finance — 1.9%
25,100	Discover Financial Services	602,400

	Diversified Financial Services — 0.8%
10,650	NASDAQ OMX Group, Inc. (The) (a)	261,031

	Insurance — 5.1%
2,350	Allied World Assurance Co. Holdings AG, (Switzerland)	147,885
10,050	American Financial Group, Inc.	370,745
4,850	Arch Capital Group Ltd., (Bermuda) (a)	180,566
2,100	Assurant, Inc.	86,226
10,300	Assured Guaranty Ltd., (Bermuda)	135,342
1,450	Axis Capital Holdings Ltd., (Bermuda)	46,342
600	Everest Re Group Ltd., (Bermuda)	50,454
4,000	Hartford Financial Services Group, Inc.	65,000
2,800	Lincoln National Corp.	54,376
3,700	Principal Financial Group, Inc.	91,020
3,600	Protective Life Corp.	81,216
1,000	Reinsurance Group of America, Inc.	52,250
1,300	Torchmark Corp.	56,407
8,700	Unum Group	183,309

		1,601,138

	Real Estate Investment Trusts (REITs) — 7.1%
19,400	Annaly Capital Management, Inc.	309,624

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
6,900	Apartment Investment & Management Co., Class A	158,079
6,600	Brandywine Realty Trust	62,700
1,300	Camden Property Trust	80,912
2,000	Chimera Investment Corp.	5,020
4,025	CommonWealth REIT	66,976
4,400	DDR Corp.	53,548
3,800	Douglas Emmett, Inc. (m)	69,312
25,700	Duke Realty Corp.	309,685
1,800	Equity Residential	102,654
3,800	Health Care REIT, Inc.	207,214
16,810	Hospitality Properties Trust	386,294
2,250	Mack-Cali Realty Corp.	60,052
500	SL Green Realty Corp.	33,320
2,700	Taubman Centers, Inc.	167,670
3,322	Ventas, Inc.	183,142

		2,256,202

	Real Estate Management & Development — 0.1%
1,900	Forest City Enterprises, Inc., Class A (a)	22,458

	Thrifts & Mortgage Finance — 0.4%
10,000	New York Community Bancorp, Inc.	123,700

	Total Financials	5,804,328

	Health Care — 9.2%
	Biotechnology — 0.9%
1,100	Pharmasset, Inc. (a)	141,020
2,700	United Therapeutics Corp. (a)	127,575

		268,595

	Health Care Equipment & Supplies — 2.4%
7,600	Cooper Cos., Inc. (The)	535,952
3,900	Hologic, Inc. (a)	68,289
3,100	Zimmer Holdings, Inc. (a)	165,602

		769,843

	Health Care Providers & Services — 3.7%
2,410	Aetna, Inc.	101,678
10,300	AmerisourceBergen Corp.	383,057
4,600	Community Health Systems, Inc. (a)	80,270
3,900	Humana, Inc.	341,679
6,800	LifePoint Hospitals, Inc. (a)	252,620

		1,159,304

	Life Sciences Tools & Services — 0.7%
1,500	Agilent Technologies, Inc. (a)	52,395
4,100	Life Technologies Corp. (a)	159,531

		211,926

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.5%
7,850	Endo Pharmaceuticals Holdings, Inc. (a)	271,060
3,900	Mylan, Inc. (a)	83,694
8,900	Warner Chilcott plc, (Ireland), Class A (a)	134,657

		489,411

	Total Health Care	2,899,079

	Industrials — 11.1%
	Aerospace & Defense — 1.5%
700	Alliant Techsystems, Inc.	40,012
900	Exelis, Inc.	8,145
266	Huntington Ingalls Industries, Inc. (a)	8,320
5,250	L-3 Communications Holdings, Inc.	350,070
1,400	Northrop Grumman Corp.	81,872

		488,419

	Airlines — 0.9%
1,800	Copa Holdings S.A., (Panama), Class A	105,606
9,200	United Continental Holdings, Inc. (a)	173,604

		279,210

	Commercial Services & Supplies — 0.6%
2,400	KAR Auction Services, Inc. (a)	32,400
1,800	Pitney Bowes, Inc.	33,372
8,730	R.R. Donnelley & Sons Co.	125,974

		191,746

	Construction & Engineering — 2.1%
3,800	Chicago Bridge & Iron Co. N.V., (Netherlands)	143,640
13,900	KBR, Inc.	387,393
4,100	URS Corp. (a)	143,992

		675,025

	Electrical Equipment — 1.4%
4,250	Hubbell, Inc., Class B	284,155
2,625	Thomas & Betts Corp. (a)	143,325

		427,480

	Machinery — 3.5%
4,400	AGCO Corp. (a)	189,068
450	ITT Corp.	8,699
5,800	Navistar International Corp. (a)	219,704
6,145	Parker Hannifin Corp.	468,556
5,200	Timken Co.	201,292
900	Xylem, Inc.	23,121

		1,110,440

	Marine — 0.3%
1,500	Kirby Corp. (a)	98,760

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
300	Dun & Bradstreet Corp. (The)	22,449

	Road & Rail — 0.7%
6,400	CSX Corp.	134,784
1,400	Ryder System, Inc.	74,396

		209,180

	Total Industrials	3,502,709

	Information Technology — 14.1%
	Communications Equipment — 0.6%
4,100	Brocade Communications Systems, Inc. (a)	21,279
4,300	Harris Corp.	154,972

		176,251

	Computers & Peripherals — 1.9%
4,900	Lexmark International, Inc., Class A	162,043
8,300	NCR Corp. (a)	136,618
2,150	QLogic Corp. (a)	32,250
2,100	SanDisk Corp. (a)	103,341
5,750	Western Digital Corp. (a)	177,963

		612,215

	Electronic Equipment, Instruments & Components — 1.5%
4,900	Arrow Electronics, Inc. (a)	183,309
6,700	Avnet, Inc. (a)	208,303
700	Tech Data Corp. (a)	34,587
5,300	Vishay Intertechnology, Inc. (a)	47,647

		473,846

	Internet Software & Services — 1.4%
6,400	IAC/InterActiveCorp.	272,640
2,800	LinkedIn Corp., Class A (a)	176,428

		449,068

	IT Services — 3.5%
4,150	Alliance Data Systems Corp. (a) (c)	430,936
1,000	Amdocs Ltd. (a)	28,530
4,000	Broadridge Financial Solutions, Inc.	90,200
4,500	Computer Sciences Corp.	106,650
1,700	DST Systems, Inc.	77,384
4,800	Fidelity National Information Services, Inc.	127,632
4,200	Lender Processing Services, Inc.	63,294
13,800	SAIC, Inc. (a)	169,602

		1,094,228

	Office Electronics — 0.6%
23,400	Xerox Corp.	186,264

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 1.9%
1,600	Analog Devices, Inc.	57,248
2,100	Fairchild Semiconductor International, Inc. (a)	25,284
900	Linear Technology Corp.	27,027
22,000	LSI Corp. (a)	130,900
8,700	Marvell Technology Group Ltd., (Bermuda) (a)	120,495
16,400	Micron Technology, Inc. (a)	103,156
2,800	Teradyne, Inc. (a)	38,164
3,050	Xilinx, Inc.	97,783

		600,057

	Software — 2.7%
4,380	BMC Software, Inc. (a)	143,576
18,400	CA, Inc.	371,956
1,100	Rovi Corp. (a)	27,038
6,400	Symantec Corp. (a)	100,160
2,500	Synopsys, Inc. (a)	68,000
15,800	Zynga, Inc., Class A (a)	148,678

		859,408

	Total Information Technology	4,451,337

	Materials — 7.0%
	Chemicals — 3.4%
1,400	Ashland, Inc.	80,024
1,500	CF Industries Holdings, Inc.	217,470
7,500	PPG Industries, Inc.	626,175
3,700	Valspar Corp.	144,189

		1,067,858

	Containers & Packaging — 0.6%
3,400	Crown Holdings, Inc. (a)	114,172
1,200	Rock-Tenn Co., Class A	69,240

		183,412

	Metals & Mining — 2.0%
3,550	Cliffs Natural Resources, Inc.	221,343
1,900	Reliance Steel & Aluminum Co.	92,511
1,300	Royal Gold, Inc.	87,659
900	Schnitzer Steel Industries, Inc., Class A	38,052
3,350	Walter Energy, Inc.	202,876

		642,441

	Paper & Forest Products — 1.0%
1,900	Domtar Corp., (Canada)	151,924
6,100	International Paper Co.	180,560

		332,484

	Total Materials	2,226,195

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.6%
20,600	Frontier Communications Corp.	106,090
7,150	Windstream Corp.	83,941

		190,031

	Wireless Telecommunication Services — 0.4%
4,600	Telephone & Data Systems, Inc.	119,094

	Total Telecommunication Services	309,125

	Utilities — 8.3%
	Electric Utilities — 0.7%
1,700	Entergy Corp.	124,185
2,900	NV Energy, Inc.	47,415
1,200	Pinnacle West Capital Corp.	57,816

		229,416

	Gas Utilities — 1.1%
1,400	AGL Resources, Inc.	59,164
4,400	Questar Corp.	87,384
6,850	UGI Corp.	201,390

		347,938

	Independent Power Producers & Energy Traders — 0.6%
11,300	AES Corp. (The) (a)	133,792
1,800	Constellation Energy Group, Inc.	71,406

		205,198

	Multi-Utilities — 5.9%
3,250	Alliant Energy Corp.	143,357
4,600	Ameren Corp.	152,398
14,130	CenterPoint Energy, Inc.	283,872
6,100	CMS Energy Corp. (c)	134,688
3,000	Consolidated Edison, Inc.	186,090
5,200	DTE Energy Co.	283,140
900	Integrys Energy Group, Inc.	48,762
4,050	MDU Resources Group, Inc.	86,913
6,100	Sempra Energy	335,500
10,300	TECO Energy, Inc.	197,142

		1,851,862

	Total Utilities	2,634,414

	Total Common Stocks (Cost $28,650,114)	30,971,576

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
60,000	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $60,189)	60,192

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
874,342	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $874,342)	874,342

Investment of Cash Collateral for Securities on Loan — 3.1%
	Investment Company — 3.1%
974,674	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $974,674)	974,674

	Total Investments — 104.1% (Cost $30,559,319)	32,880,784
	Liabilities in Excess of Other Assets — (4.1)%	(1,282,777)

	NET ASSETS — 100.0%	$31,598,007

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	S&P Mid Cap 400	03/16/12	$350,920	$1,801

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$31,031,768
Investments in affiliates, at value	1,849,016

Total investment securities, at value	32,880,784
Receivables:
Investment securities sold	60,511
Interest and dividends from non-affiliates	53,146
Dividends from affiliates	73
Securities lending income	530

Total Assets	32,995,044

LIABILITIES:
Payables:
Investment securities purchased	329,470
Collateral for securities lending program	974,674
Portfolio shares redeemed	10,784
Variation margin on futures contracts	1,292
Accrued liabilities:
Investment advisory fees	13,312
Administration fees	2,359
Distribution fees	3
Custodian and accounting fees	7,981
Trustees’ and Chief Compliance Officer’s fees	117
Other	57,045

Total Liabilities	1,397,037

Net Assets	$31,598,007

NET ASSETS:
Paid in capital	$32,886,245
Accumulated undistributed net investment income	265,103
Accumulated net realized gains (losses)	(3,876,607)
Net unrealized appreciation (depreciation)	2,323,266

Total Net Assets	$31,598,007

Net Assets:
Class 1	$31,581,775
Class 2	16,232

Total	$31,598,007

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,069,490
Class 2	1,065

Net Asset Value, offering and redemption price per share (a):
Class 1	$15.26
Class 2	15.23

Cost of investments in non-affiliates	$28,710,303
Cost of investments in affiliates	1,849,016
Value of securities on loan	946,894

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$307
Dividend income from non-affiliates	570,190
Dividend income from affiliates	573
Income from securities lending (net)	13,214

Total investment income	584,284

EXPENSES:
Investment advisory fees	230,197
Administration fees	31,357
Distribution fees — Class 2	42
Custodian and accounting fees	23,139
Professional fees	43,725
Trustees’ and Chief Compliance Officer’s fees	330
Printing and mailing costs	42,041
Transfer agent fees	4,091
Other	7,283

Total expenses	382,205

Less amounts waived	(64,487)
Less earnings credits	(3)

Net expenses	317,715

Net investment income (loss)	266,569

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,738,670
Futures	(26,171)

Net realized gain (loss)	3,712,499

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,101,467)
Futures	3,273

Change in net unrealized appreciation (depreciation)	(4,098,194)

Net realized/unrealized gains (losses)	(385,695)

Change in net assets resulting from operations	$(119,126)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$266,569	$318,540
Net realized gain (loss)	3,712,499	2,524,155
Change in net unrealized appreciation (depreciation)	(4,098,194)	4,250,790

Change in net assets resulting from operations	(119,126)	7,093,485

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(307,518)	(544,358)
Class 2
From net investment income	(106)	(164)

Total distributions to shareholders	(307,624)	(544,522)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,548,413)	(10,799,838)

NET ASSETS:
Change in net assets	(6,975,163)	(4,250,875)
Beginning of period	38,573,170	42,824,045

End of period	$31,598,007	$38,573,170

Accumulated undistributed net investment income	$265,103	$317,141

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,511,734	$2,668,163
Dividends and distributions reinvested	307,518	544,358
Cost of shares redeemed	(9,367,771)	(14,012,523)

Change in net assets from Class 1 capital transactions	$(6,548,519)	$(10,800,002)

Class 2
Dividends and distributions reinvested	106	164

Change in net assets from Class 2 capital transactions	$106	$164

Total change in net assets from capital transactions	$(6,548,413)	$(10,799,838)

SHARE TRANSACTIONS:
Class 1
Issued	167,012	196,478
Reinvested	18,196	36,657
Redeemed	(583,474)	(1,000,414)

Change in Class 1 Shares	(398,266)	(767,279)

Class 2
Reinvested	6	11

Change in Class 2 Shares	6	11

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2011	$15.62	$0.12	(c)	$(0.34)	$(0.22)	$(0.14)	$—	$(0.14)
Year Ended December 31, 2010	13.23	0.11	(c)	2.46	2.57	(0.18)	—	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)	(1.43)
Year Ended December 31, 2007	18.90	0.08		0.50	0.58	(0.12)	(1.54)	(1.66)

Class 2
Year Ended December 31, 2011	15.60	0.08	(c)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(c)	2.46	2.54	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03		0.50	0.53	(0.10)	(1.54)	(1.64)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.26	(1.52)%	$31,581,775	0.90%	0.75%	1.08%	47%
15.62	19.52	38,556,642	0.90	0.81	1.22	46
13.23	35.66	42,810,183	0.90	1.37	1.15	74
9.92	(38.82)	39,157,400	0.90	1.10	1.01	101
17.82	2.87	74,896,887	0.90	0.41	0.95	105

15.23	(1.79)	16,232	1.15	0.52	1.33	47
15.60	19.24	16,528	1.15	0.57	1.48	46
13.22	35.37	13,862	1.15	1.14	1.40	74
9.90	(38.98)	10,240	1.15	0.87	1.27	101
17.78	2.60	16,857	1.15	0.16	1.20	105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$32,820,592	$60,192	$—	$32,880,784

Appreciation in Other Financial Instruments
Futures Contracts	$1,801	$—	$—	$1,801

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the year ended December 31, 2011:

Futures Contracts:
Average Notional Balance Long	$668,474
Ending Notional Balance Long	350,920

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

For the year ended December 31, 2011, the Portfolio earned $1,776 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$946,894	$974,674	$974,674

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $1,446. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$5,346	$(10,983)	$5,637

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $63,424. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,063.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$16,558,592	$22,830,876	$45,157	$85,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$30,786,633	$4,391,563	$2,297,412	$2,094,151

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$307,624	$307,624

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$544,522	$544,522

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$266,590	$(3,647,491)	$2,094,151

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The cumulative timing differences primarily consist of Trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$3,647,491	$3,647,491

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards in the amount of $3,637,858.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$889.30	$4.29	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	888.00	5.47	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The

Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fifth, fourth and fourth quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested the Portfolio’s Advisor provide additional Portfolio performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2011.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITIMCP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	-6.15%
Russell Midcap Growth Index	-1.65%

Net Assets as of 12/31/2011	$64,603,058

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The Russell Midcap Growth Index (the “Benchmark”) finished the twelve months ended December 31, 2011 with a 1.65% loss.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Portfolio’s stock selection in the health care and producer durables sectors contributed to relative performance.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Lamar Advertising Co., Newfield Exploration Co. and OfficeMax, Inc. Lamar Advertising Co. lowered its forecast for second-quarter revenue, which hurt the stock during the reporting period. Shares of Newfield

Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of office supplies retailer OfficeMax, Inc. declined after the company reported disappointing quarterly profit, as corporate customers spent less on office supplies and fewer shoppers visited its stores.

The Portfolio’s individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Humana, Inc. and W.W. Grainger, Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of Humana, Inc., a U.S. Medicare managed-care provider, gained after the company raised its full-year profit forecast and issued a better-than-expected 2012 outlook. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweight versus the Benchmark was in the technology sector and the Portfolio’s largest underweight versus the Benchmark was in the consumer staples sector.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	W.W. Grainger, Inc.	2.4%
2.	Concho Resources, Inc.	2.2
3.	Valeant Pharmaceuticals International, Inc., (Canada)	2.2
4.	Pall Corp.	2.1
5.	Cameron International Corp.	2.1
6.	Alliance Data Systems Corp.	1.9
7.	FMC Corp.	1.7
8.	Humana, Inc.	1.7
9.	Harley-Davidson, Inc.	1.6
10.	Wabtec Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.0%
Industrials	21.0
Consumer Discretionary	18.4
Health Care	14.0
Energy	8.5
Financials	6.7
Materials	3.7
Consumer Staples	0.9
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	(6.15)%	2.14%	4.63%
CLASS 2 SHARES	8/16/06	(6.40)	1.88	4.49

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 18.6%
	Auto Components — 1.4%
14,600	BorgWarner, Inc. (a)	930,604

	Automobiles — 2.1%
26,700	Harley-Davidson, Inc.	1,037,829
11,900	Tesla Motors, Inc. (a)	339,864

		1,377,693

	Diversified Consumer Services — 0.5%
11,100	Sotheby’s	316,683

	Hotels, Restaurants & Leisure — 4.5%
48,667	International Game Technology	837,072
31,600	Marriott International, Inc., Class A	921,772
23,100	Royal Caribbean Cruises Ltd.	572,187
5,000	Wynn Resorts Ltd.	552,450

		2,883,481

	Household Durables — 1.9%
8,300	Tempur-Pedic International, Inc. (a)	435,999
37,000	Toll Brothers, Inc. (a)	755,540

		1,191,539

	Internet & Catalog Retail — 0.4%
3,600	NetFlix, Inc. (a)	249,444

	Media — 1.4%
496,800	Sirius XM Radio, Inc. (a)	904,176

	Specialty Retail — 2.3%
5,800	Abercrombie & Fitch Co., Class A	283,272
11,200	Dick’s Sporting Goods, Inc.	413,056
36,811	Sally Beauty Holdings, Inc. (a)	777,817

		1,474,145

	Textiles, Apparel & Luxury Goods — 4.1%
11,100	Coach, Inc.	677,544
6,600	Deckers Outdoor Corp. (a)	498,762
5,700	Fossil, Inc. (a)	452,352
10,900	Lululemon Athletica, Inc., (Canada) (a)	508,594
19,000	Michael Kors Holdings Ltd., (Hong Kong) (a)	517,750

		2,655,002

	Total Consumer Discretionary	11,982,767

	Consumer Staples — 0.9%
	Food Products — 0.9%
8,600	Diamond Foods, Inc.	277,522
6,500	Green Mountain Coffee Roasters, Inc. (a)	291,525

	Total Consumer Staples	569,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 8.5%
	Energy Equipment & Services — 4.0%
27,170	Cameron International Corp. (a)	1,336,493
3,300	CARBO Ceramics, Inc.	406,989
7,200	Core Laboratories N.V., (Netherlands)	820,440

		2,563,922

	Oil, Gas & Consumable Fuels — 4.5%
15,400	Concho Resources, Inc. (a)	1,443,750
10,700	Laredo Petroleum Holdings, Inc. (a)	238,610
14,100	Newfield Exploration Co. (a)	531,993
11,900	Range Resources Corp.	737,086

		2,951,439

	Total Energy	5,515,361

	Financials — 6.7%
	Capital Markets — 3.7%
40,400	Blackstone Group LP (The)	566,004
21,600	Lazard Ltd., (Bermuda), Class A	563,976
39,320	Och-Ziff Capital Management Group LLC, Class A	330,681
16,280	T. Rowe Price Group, Inc.	927,146

		2,387,807

	Commercial Banks — 1.0%
12,600	BOK Financial Corp.	692,118

	Diversified Financial Services — 1.1%
20,800	Moody’s Corp.	700,544

	Real Estate Investment Trusts (REITs) — 0.9%
19,700	ProLogis, Inc.	563,223

	Total Financials	4,343,692

	Health Care — 14.1%
	Biotechnology — 1.8%
11,400	Alexion Pharmaceuticals, Inc. (a)	815,100
10,300	Vertex Pharmaceuticals, Inc. (a)	342,063

		1,157,163

	Health Care Equipment & Supplies — 1.9%
13,400	Sirona Dental Systems, Inc. (a)	590,136
19,800	Thoratec Corp. (a)	664,488

		1,254,624

	Health Care Providers & Services — 5.0%
48,100	Brookdale Senior Living, Inc. (a)	836,459
20,100	Coventry Health Care, Inc. (a)	610,437
12,410	Humana, Inc.	1,087,240
27,100	Lincare Holdings, Inc.	696,741

		3,230,877

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 2.1%
21,700	Agilent Technologies, Inc. (a)	757,981
27,300	Bruker Corp. (a)	339,066
8,520	Illumina, Inc. (a)	259,690

		1,356,737

	Pharmaceuticals — 3.3%
7,100	Perrigo Co.	690,830
30,600	Valeant Pharmaceuticals International, Inc., (Canada) (a)	1,428,714

		2,119,544

	Total Health Care	9,118,945

	Industrials — 21.2%
	Aerospace & Defense — 1.7%
1,814	Goodrich Corp.	224,392
9,347	TransDigm Group, Inc. (a)	894,321

		1,118,713

	Building Products — 1.1%
16,600	Armstrong World Industries, Inc. (a)	728,242

	Commercial Services & Supplies — 1.2%
10,040	Stericycle, Inc. (a)	782,317

	Electrical Equipment — 2.1%
11,000	Cooper Industries plc	595,650
8,410	Roper Industries, Inc.	730,576

		1,326,226

	Industrial Conglomerates — 1.3%
19,600	Carlisle Cos., Inc.	868,280

	Machinery — 6.3%
11,200	AGCO Corp. (a)	481,264
7,200	Cummins, Inc.	633,744
24,300	Pall Corp.	1,388,745
7,300	Parker Hannifin Corp.	556,625
14,597	Wabtec Corp.	1,021,060

		4,081,438

	Professional Services — 1.3%
9,400	IHS, Inc., Class A (a)	809,904

	Road & Rail — 1.8%
34,400	Avis Budget Group, Inc. (a)	368,768
17,000	J.B. Hunt Transport Services, Inc.	766,190

		1,134,958

	Trading Companies & Distributors — 4.4%
30,800	Air Lease Corp. (a) (c)	730,268
7,708	MSC Industrial Direct Co., Inc., Class A	551,507

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
8,239	W.W. Grainger, Inc.	1,542,259

		2,824,034

	Total Industrials	13,674,112

	Information Technology — 25.2%
	Communications Equipment — 3.1%
22,400	Aruba Networks, Inc. (a)	414,848
8,700	F5 Networks, Inc. (a)	923,244
38,800	Polycom, Inc. (a)	632,440

		1,970,532

	Computers & Peripherals — 0.8%
14,800	NetApp, Inc. (a)	536,796

	Electronic Equipment, Instruments & Components — 1.1%
21,900	TE Connectivity Ltd., (Switzerland)	674,739

	Internet Software & Services — 1.3%
8,200	OpenTable, Inc. (a)	320,866
12,600	Rackspace Hosting, Inc. (a)	541,926

		862,792

	IT Services — 4.2%
12,070	Alliance Data Systems Corp. (a) (c)	1,253,349
20,350	CGI Group, Inc., (Canada), Class A (a)	383,597
17,300	FleetCor Technologies, Inc. (a)	516,751
14,700	VeriFone Systems, Inc. (a)	522,144

		2,675,841

	Office Electronics — 0.6%
11,500	Zebra Technologies Corp., Class A (a)	411,470

	Semiconductors & Semiconductor Equipment — 5.5%
24,200	Avago Technologies Ltd., (Singapore)	698,412
36,400	Freescale Semiconductor Holdings I Ltd. (a) (c)	460,460
15,600	KLA-Tencor Corp.	752,700
21,600	Microchip Technology, Inc.	791,208
26,800	Xilinx, Inc.	859,208

		3,561,988

	Software — 8.6%
12,500	Citrix Systems, Inc. (a)	759,000
9,400	Concur Technologies, Inc. (a)	477,426
5,700	FactSet Research Systems, Inc.	497,496
24,300	Fortinet, Inc. (a)	529,983
14,100	MICROS Systems, Inc. (a)	656,778
33,500	Nuance Communications, Inc. (a)	842,860
18,500	Red Hat, Inc. (a)	763,865
4,000	Salesforce.com, Inc. (a)	405,840
13,000	TIBCO Software, Inc. (a)	310,830

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
35,300	Zynga, Inc., Class A (a)	332,173

		5,576,251

	Total Information Technology	16,270,409

	Materials — 3.7%
	Chemicals — 3.1%
13,100	FMC Corp.	1,127,124
9,700	Sherwin-Williams Co. (The)	865,919

		1,993,043

	Containers & Packaging — 0.6%
9,100	Greif, Inc., Class A	414,505

	Total Materials	2,407,548

	Total Common Stocks (Cost $60,033,166)	63,881,881

Short-Term Investment — 1.8%
	Investment Company — 1.8%
1,171,645	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,171,645)	1,171,645

Investment of Cash Collateral for Securities on Loan — 3.2%
	Investment Company —3.2%
2,076,808	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,076,808)	2,076,808

	Total Investments — 103.9% (Cost $63,281,619)	67,130,334
	Liabilities in Excess of Other Assets — (3.9)%	(2,527,276)

	NET ASSETS — 100.0%	$64,603,058

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$63,881,881
Investments in affiliates, at value	3,248,453

Total investment securities, at value	67,130,334
Receivables:
Investment securities sold	247,024
Portfolio shares sold	3,264
Dividends from non-affiliates	28,535
Dividends from affiliates	154
Securities lending income	437

Total Assets	67,409,748

LIABILITIES:
Payables:
Investment securities purchased	323,949
Collateral for securities lending program	2,076,808
Portfolio shares redeemed	311,916
Accrued liabilities:
Investment advisory fees	36,055
Administration fees	4,922
Distribution fees	4
Custodian and accounting fees	7,340
Trustees’ and Chief Compliance Officer’s fees	22
Other	45,674

Total Liabilities	2,806,690

Net Assets	$64,603,058

NET ASSETS:
Paid in capital	$61,105,660
Accumulated net investment loss	(3,930)
Accumulated net realized gains (losses)	(347,387)
Net unrealized appreciation (depreciation)	3,848,715

Total Net Assets	$64,603,058

Net Assets:
Class 1	$64,585,309
Class 2	17,749

Total	$64,603,058

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	4,068,319
Class 2	1,135

Net Asset Value, offering and redemption price per share: (a)
Class 1	$15.88
Class 2	15.64

Cost of investments in non-affiliates	$60,033,166
Cost of investments in affiliates	3,248,453
Value of securities on loan	2,022,738

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$555,758
Dividend income from affiliates	1,212
Income from securities lending (net)	16,166

Total investment income	573,136

EXPENSES:
Investment advisory fees	485,907
Administration fees	66,188
Distribution fees — Class 2	47
Custodian and accounting fees	16,228
Interest expense to affiliates	44
Professional fees	22,426
Trustees’ and Chief Compliance Officer’s fees	807
Printing and mailing costs	25,727
Transfer agent fees	13,872
Other	12,013

Total expenses	643,259

Less amounts waived	(11,143)
Less earnings credits	— (a)

Net expenses	632,116

Net investment income (loss)	(58,980)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	10,905,639
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(14,869,670)

Net realized/unrealized gains (losses)	(3,964,031)

Change in net assets resulting from operations	$(4,023,011)

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(58,980)	$(80,543)
Net realized gain (loss)	10,905,639	11,855,953
Change in net unrealized appreciation (depreciation)	(14,869,670)	6,165,514

Change in net assets resulting from operations	(4,023,011)	17,940,924

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(12,013,249)	(18,299,561)

NET ASSETS:
Change in net assets	(16,036,260)	(358,637)
Beginning of period	80,639,318	80,997,955

End of period	$64,603,058	$80,639,318

Accumulated net investment loss	$(3,930)	$(3,894)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,665,862	$4,191,356
Cost of shares redeemed	(16,679,111)	(22,490,917)

Change in net assets from Class 1 capital transactions	$(12,013,249)	$(18,299,561)

Total change in net assets from capital transactions	$(12,013,249)	$(18,299,561)

SHARE TRANSACTIONS:
Class 1
Issued	283,951	299,441
Redeemed	(982,212)	(1,548,620)

Change in Class 1 Shares	(698,261)	(1,249,179)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Portfolio
Class 1
Year Ended December 31, 2011	$16.91	$(0.02)	$(1.01)	$(1.03)	$—
Year Ended December 31, 2010	13.46	(0.02)	3.47	3.45	—
Year Ended December 31, 2009	9.41	(0.02)	4.07	4.05	—
Year Ended December 31, 2008	20.69	(0.05)	(7.84)	(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25	3.16	(3.73)

Class 2
Year Ended December 31, 2011	16.71	(0.05)	(1.02)	(1.07)	—
Year Ended December 31, 2010	13.33	(0.04)	3.42	3.38	—
Year Ended December 31, 2009	9.34	(0.03)	4.02	3.99	—
Year Ended December 31, 2008	20.62	(0.06)	(7.83)	(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24	3.11	(3.73)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.88	(6.09)%	$64,585,309	0.85%	(0.08)%	0.86%	72%
16.91	25.63	80,620,361	0.90	(0.10)	0.97	76
13.46	43.04	80,982,829	0.90	(0.14)	1.03	85
9.41	(43.78)	66,522,316	0.90	(0.31)	0.91	95
20.69	17.24	150,278,599	0.89	(0.42)	0.89	107

15.64	(6.40)	17,749	1.09	(0.32)	1.11	72
16.71	25.36	18,957	1.15	(0.34)	1.22	76
13.33	42.72	15,126	1.15	(0.40)	1.28	85
9.34	(43.96)	10,596	1.15	(0.56)	1.16	95
20.62	16.98	18,987	1.14	(0.67)	1.14	107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

The Portfolio seeks capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$67,130,334	$—	$—	$67,130,334

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2011, the Portfolio earned $1,774 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

Under the GSAL Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$2,022,738	$2,076,808	$2,076,808

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB and GSAL have agreed to indemnify the Portfolio under their respective agreements from losses resulting from a borrower’s failure to return a loaned security.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $1,616. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $44 for the year ended December 31, 2011.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are generally distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(90,576)	$58,944	$31,632

The reclassifications for the Portfolio relate primarily to investments in partnerships and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMCB, a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor voluntarily waived fees for the Portfolio in the amount of $8,857. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $2,286.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$53,473,698	$64,802,543

During the year ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$63,890,117	$8,440,592	$5,200,375	$3,240,217

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010.

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$810,815	$3,240,217

The cumulative timing differences primarily consist of Trustee deferred compensation, post-October short-term loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses

As of December 31, 2011, the Portfolio did not have post-enactment or pre-enactment net capital loss carryforwards.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards of $9,914,217.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 post-October short-term capital losses of $549,701.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Mid Cap Growth Portfolio
Class 1
Actual	$1,000.00	$864.90	$3.67	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class 2
Actual	1,000.00	863.60	4.84	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending, and other related services. The Trustees also considered the fees paid to JPMCB, the former securities lending agent for the Portfolio during the review period. Effective March 1, 2011, the Portfolio retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted the Portfolio’s performance was in the fourth, third and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITMCGP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s Letter

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	2.16%
Russell Midcap Value Index	(1.38)%

Net Assets as of 12/31/2011	$254,378,785

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The Russell Midcap Value Index (the “Benchmark”) finished the twelve months ended December 31, 2011 with a 1.38% loss.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the consumer discretionary and information technology sectors contributed to relative performance, while the Portfolio’s stock selection in the health care sector and the Fund’s overweight versus the Benchmark in the telecommunication services sector detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Williams Cos., TJX Cos., Inc. and W.R. Berkley Corp. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of property and casualty insurer W.R. Berkley Corp. benefited from the news that the company declared a dividend and increased its stock repurchase authorization.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Newfield Exploration Co., Devon Energy Corp. and Community Health Systems, Inc. Shares of oil and gas operations companies Newfield Exploration Co. and Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Newfield Exploration Co. also lowered its expectations for its fiscal 2011 natural gas production, which placed additional pressure on the stock. Shares of hospital operator Community Health Systems, Inc. traded lower after the company reported a decline in third-quarter patient admissions.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight continued to be in the consumer discretionary sector. The Portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	1.9%
2.	Energen Corp.	1.7
3.	Loews Corp.	1.7
4.	CMS Energy Corp.	1.6
5.	Williams Cos., Inc. (The)	1.5
6.	Ameriprise Financial, Inc.	1.5
7.	Xcel Energy, Inc.	1.5
8.	Ball Corp.	1.4
9.	W.R. Berkley Corp.	1.4
10.	ONEOK, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.6%
Consumer Discretionary	18.1
Utilities	11.3
Industrials	8.5
Materials	7.0
Energy	6.4
Information Technology	6.3
Health Care	5.9
Consumer Staples	5.9
Telecommunication Services	1.3
Short-Term Investment	6.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
Class 1 Shares	9/28/01	2.16%	1.80%	8.24%

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 18.9%
	Distributors — 1.0%
40,940	Genuine Parts Co.	2,505,528

	Hotels, Restaurants & Leisure — 3.6%
59,441	Darden Restaurants, Inc.	2,709,321
107,086	Marriott International, Inc., Class A	3,123,698
33,600	Royal Caribbean Cruises Ltd.	832,272
41,800	Yum! Brands, Inc.	2,466,618

		9,131,909

	Household Durables — 1.3%
46,587	Jarden Corp.	1,392,019
31,400	Mohawk Industries, Inc. (a)	1,879,290

		3,271,309

	Internet & Catalog Retail — 0.8%
36,700	Expedia, Inc.	1,065,034
36,700	TripAdvisor, Inc. (a)	925,207

		1,990,241

	Media — 3.6%
16,930	AMC Networks, Inc., Class A (a)	636,229
49,720	Cablevision Systems Corp., Class A	707,019
96,300	CBS Corp. (Non Voting), Class B	2,613,582
89,904	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,128,295
74,900	DISH Network Corp., Class A	2,133,152
104,400	Gannett Co., Inc.	1,395,828
1,460	Washington Post Co. (The), Class B	550,143

		9,164,248

	Multiline Retail — 1.8%
34,700	Family Dollar Stores, Inc.	2,000,802
54,200	Kohl’s Corp.	2,674,770

		4,675,572

	Specialty Retail — 5.9%
8,350	AutoZone, Inc. (a)	2,713,500
40,470	Bed Bath & Beyond, Inc. (a)	2,346,046
112,090	Gap, Inc. (The)	2,079,269
31,600	PetSmart, Inc.	1,620,764
27,040	Tiffany & Co.	1,791,670
53,550	TJX Cos., Inc.	3,456,653
23,100	Williams-Sonoma, Inc.	889,350

		14,897,252

	Textiles, Apparel & Luxury Goods — 0.9%
32,700	PVH Corp.	2,305,023

	Total Consumer Discretionary	47,941,082

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.2%
	Beverages — 2.4%
64,640	Beam, Inc.	3,311,507
14,882	Brown-Forman Corp., Class B	1,198,150
37,400	Dr. Pepper Snapple Group, Inc.	1,476,552

		5,986,209

	Food Products — 2.9%
28,900	Hershey Co. (The)	1,785,442
32,430	JM Smucker Co. (The)	2,535,053
37,000	Ralcorp Holdings, Inc. (a)	3,163,500

		7,483,995

	Household Products — 0.9%
28,900	Energizer Holdings, Inc. (a)	2,239,172

	Total Consumer Staples	15,709,376

	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
36,140	CVR Energy, Inc. (a)	676,902
51,114	Devon Energy Corp.	3,169,068
92,490	Energen Corp.	4,624,500
34,210	EQT Corp.	1,874,366
41,000	Newfield Exploration Co. (a)	1,546,930
34,570	Teekay Corp., (Canada)	924,056
123,480	Williams Cos., Inc. (The)	4,077,310

	Total Energy	16,893,132

	Financials — 23.5%
	Capital Markets — 4.1%
80,700	Ameriprise Financial, Inc.	4,005,948
122,600	Invesco Ltd.	2,463,034
32,630	Northern Trust Corp.	1,294,106
47,440	T. Rowe Price Group, Inc.	2,701,708

		10,464,796

	Commercial Banks — 5.6%
50,600	BancorpSouth, Inc.	557,612
46,070	City National Corp.	2,035,373
39,240	Cullen/Frost Bankers, Inc.	2,076,188
206,600	Fifth Third Bancorp	2,627,952
154,900	Huntington Bancshares, Inc.	850,401
40,070	M&T Bank Corp.	3,058,944
112,100	SunTrust Banks, Inc.	1,984,170
70,400	Zions Bancorp	1,146,112

		14,336,752

	Insurance — 9.5%
20,200	Arch Capital Group Ltd., (Bermuda) (a)	752,046
33,900	Chubb Corp. (The)	2,346,558

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
118,480	Loews Corp.	4,460,772
96,400	Marsh & McLennan Cos., Inc.	3,048,168
191,574	Old Republic International Corp.	1,775,891
85,882	OneBeacon Insurance Group Ltd., Class A	1,321,724
27,850	Torchmark Corp.	1,208,411
54,100	Transatlantic Holdings, Inc.	2,960,893
105,610	W.R. Berkley Corp.	3,631,928
133,100	XL Group plc, (Ireland)	2,631,387

		24,137,778

	Real Estate Investment Trusts (REITs) — 2.4%
48,500	HCP, Inc.	2,009,355
52,920	Regency Centers Corp.	1,990,850
26,044	Vornado Realty Trust	2,001,742

		6,001,947

	Real Estate Management & Development — 0.7%
119,780	Brookfield Office Properties, Inc.	1,873,359

	Thrifts & Mortgage Finance — 1.2%
78,100	Capitol Federal Financial, Inc.	901,274
168,280	People’s United Financial, Inc.	2,162,398

		3,063,672

	Total Financials	59,878,304

	Health Care — 6.2%
	Health Care Equipment & Supplies — 0.9%
30,860	Becton, Dickinson & Co.	2,305,859

	Health Care Providers & Services — 5.3%
82,100	AmerisourceBergen Corp.	3,053,299
29,400	Cigna Corp.	1,234,800
59,750	Coventry Health Care, Inc. (a)	1,814,608
50,300	HCA Holdings, Inc. (a)	1,108,109
31,900	Humana, Inc.	2,794,759
133,475	Lincare Holdings, Inc.	3,431,642

		13,437,217

	Total Health Care	15,743,076

	Industrials — 8.9%
	Aerospace & Defense — 1.3%
31,280	Alliant Techsystems, Inc.	1,787,965
21,400	L-3 Communications Holdings, Inc.	1,426,952

		3,214,917

	Building Products — 0.5%
78,440	Fortune Brands Home & Security, Inc. (a)	1,335,833

	Commercial Services & Supplies — 2.0%
182,130	Republic Services, Inc.	5,017,682

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 3.1%
62,000	AMETEK, Inc.	2,610,200
49,040	Cooper Industries plc	2,655,516
49,700	Regal-Beloit Corp.	2,533,209

		7,798,925

	Industrial Conglomerates — 1.0%
59,340	Carlisle Cos., Inc.	2,628,762

	Machinery — 1.0%
49,800	Snap-on, Inc.	2,520,876

	Total Industrials	22,516,995

	Information Technology — 6.5%
	Electronic Equipment, Instruments & Components — 3.3%
66,340	Amphenol Corp., Class A	3,011,172
68,310	Arrow Electronics, Inc. (a)	2,555,477
87,980	TE Connectivity Ltd., (Switzerland)	2,710,664

		8,277,313

	IT Services — 1.2%
90,090	Jack Henry & Associates, Inc.	3,027,925

	Semiconductors & Semiconductor Equipment — 1.0%
72,500	Analog Devices, Inc.	2,594,050

	Software — 1.0%
97,400	Synopsys, Inc. (a)	2,649,280

	Total Information Technology	16,548,568

	Materials — 7.2%
	Chemicals — 3.9%
27,900	Airgas, Inc.	2,178,432
49,746	Albemarle Corp.	2,562,417
28,730	Sherwin-Williams Co. (The)	2,564,727
41,550	Sigma-Aldrich Corp.	2,595,213

		9,900,789

	Containers & Packaging — 3.3%
105,660	Ball Corp.	3,773,119
37,200	Rock-Tenn Co., Class A	2,146,440
67,390	Silgan Holdings, Inc.	2,603,949

		8,523,508

	Total Materials	18,424,297

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.7%
48,690	CenturyLink, Inc.	1,811,268

	Wireless Telecommunication Services — 0.7%
73,390	Telephone & Data Systems, Inc.	1,747,416

	Total Telecommunication Services	3,558,684

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 11.8%
	Electric Utilities — 2.9%
39,600	Northeast Utilities	1,428,372
154,200	NV Energy, Inc.	2,521,170
117,220	Westar Energy, Inc.	3,373,592

		7,323,134

	Gas Utilities — 1.4%
41,420	ONEOK, Inc.	3,590,700

	Multi-Utilities — 7.5%
76,300	CenterPoint Energy, Inc.	1,532,867
196,840	CMS Energy Corp.	4,346,227
60,500	NSTAR	2,841,080
56,500	Sempra Energy	3,107,500
93,900	Wisconsin Energy Corp.	3,282,744
143,480	Xcel Energy, Inc.	3,965,787

		19,076,205

	Total Utilities	29,990,039

	Total Common Stocks (Cost $197,686,384)	247,203,553

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.9%
	Investment Company — 6.9%
17,667,208	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $17,667,208)	17,667,208

	Total Investments — 104.1% (Cost $215,353,592)	264,870,761
	Liabilities in Excess of Other Assets — (4.1)%	(10,491,976)

	NET ASSETS — 100.0%	$254,378,785

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$247,203,553
Investments in affiliates, at value	17,667,208

Total investment securities, at value	264,870,761
Receivables:
Investment securities sold	115,674
Portfolio shares sold	329,701
Dividends from non-affiliates	337,763
Dividends from affiliates	416

Total Assets	265,654,315

LIABILITIES:
Payables:
Investment securities purchased	11,020,458
Portfolio shares redeemed	44,248
Accrued liabilities:
Investment advisory fees	130,246
Administration fees	17,819
Custodian and accounting fees	7,995
Trustees’ and Chief Compliance Officer’s fees	1,711
Other	53,053

Total Liabilities	11,275,530

Net Assets	$254,378,785

NET ASSETS:
Paid in capital	$226,828,858
Accumulated undistributed net investment income	2,924,572
Accumulated net realized gains (losses)	(24,891,814)
Net unrealized appreciation (depreciation)	49,517,169

Total Net Assets	$254,378,785

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	37,102,954

Net Asset Value, offering and redemption price per share (a)	$6.86

Cost of investments in non-affiliates	$197,686,384
Cost of investments in affiliates	17,667,208

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,950,952
Dividend income from affiliates	4,150
Income from securities lending (net)	11,446

Total investment income	4,966,548

EXPENSES:
Investment advisory fees	1,603,160
Administration fees	218,356
Custodian and accounting fees	24,329
Professional fees	45,873
Trustees’ and Chief Compliance Officer’s fees	1,049
Printing and mailing costs	50,425
Transfer agent fees	4,689
Other	31,019

Total expenses	1,978,900

Less amounts waived	(9,825)

Net expenses	1,969,075

Net investment income (loss)	2,997,473

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	15,643,317
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(13,257,744)

Net realized/unrealized gains (losses)	2,385,573

Change in net assets resulting from operations	$5,383,046

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,997,473	$3,247,814
Net realized gain	15,643,317	8,333,230
Change in net unrealized appreciation (depreciation)	(13,257,744)	39,389,501

Change in net assets resulting from operations	5,383,046	50,970,545

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,246,300)	(2,838,071)

Total distributions to shareholders	(3,246,300)	(2,838,071)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,070,140)	(29,253,724)

NET ASSETS:
Change in net assets	(2,933,394)	18,878,750
Beginning of period	257,312,179	238,433,429

End of period	$254,378,785	$257,312,179

(Distributions in excess of) net investment income	$2,924,572	$3,243,713

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$47,962,715	$29,153,831
Dividends and distributions reinvested	3,246,300	2,838,071
Cost of shares redeemed	(56,279,155)	(61,245,626)

Change in net assets from capital transactions	$(5,070,140)	$(29,253,724)

Total change in net assets from capital transactions	$(5,070,140)	$(29,253,724)

SHARE TRANSACTIONS:
Issued	7,038,462	4,888,486
Reinvested	460,468	454,819
Redeemed	(8,238,466)	(10,302,850)

Change in Shares	(739,536)	(4,959,545)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (c)
Year Ended December 31, 2011	$6.80	$0.09		$0.06	$0.15	$(0.09)	$—	$(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21	1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09		1.08	1.17	(0.11)	(0.01)	(0.12)
Year Ended December 31, 2008*	7.33	0.08	(d)	(2.35)	(2.27)	(0.07)	(0.47)	(0.54)
Year Ended December 31, 2007*	7.54	0.07		0.13	0.20	(0.07)	(0.34)	(0.41)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio. Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
(d)	Calculated based upon average shares outstanding.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$6.86	2.16%	$254,378,785	0.80%	1.22%	0.80%	43%
6.80	23.45	257,312,179	0.81	1.36	0.82	32
5.57	26.68	238,433,429	0.88	1.93	1.02	39
4.52	(33.21)	181,965,679	1.00	1.31	1.25	41
7.33	2.45	312,274,147	1.00	0.92	1.25	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor Portfolio. All share and per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker- dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$264,870,761	$—	$—	$264,870,761

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2011, the Portfolio earned $2,454 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2011, there were no outstanding securities on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $1,760. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid in Capital	Accumulated Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(262,233)	$(70,314)	$332,547

The reclassifications for the Portfolio relate primarily to the write-off of capital loss carryforwards acquired in the merger with the Predecessor Portfolio and non-taxable special dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The contractual expense limitation agreement was in effect for the year ended December 31, 2011. The expense limitation percentage above is in place until at least April 30, 2012.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $9,825.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$104,880,821	$113,301,963

During the year ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$218,660,042	$52,751,817	$6,541,098	$46,210,719

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,246,300	$3,246,300

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,838,071	$2,838,071

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,929,344	$(21,162,635)	$46,210,719

The cumulative timing differences primarily consist of Trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$4,260,018	$16,902,617	*	$21,162,635

*	This amount includes $8,119,698 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards in the amount of $14,462,876 and $273,304 was written-off due to IRS Code Section 382-383 limitations.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 post-October short-term capital losses of $422,729.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$954.10	$3.89	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model in light of recent market turbulence and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third quintile for the one-, three-, and five-year periods ended December 31, 2010. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the second and first quintiles respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2011.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITMCVP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	-4.77%
Russell 2000 Index	-4.18%

Net Assets as of 12/31/2011	$60,170,785

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The Russell 2000 Index (the “Benchmark”) finished the twelve months ended December 31, 2011 with a 4.18% loss.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the health services and systems and semiconductors sectors detracted from relative performance, while the Portfolio’s stock selection in the consumer cyclical and basic materials sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in THQ, Inc., Five Star Quality Care, Inc. and

Gentiva Health Services, Inc. Shares of THQ, Inc., a developer and publisher of video games, declined on investors’ concerns about the quality of its recent games as well as disappointing sell through (the percentage of video games shipped that are actually sold to consumers). Shares of Five Star Quality Care, Inc., an operator of senior living communities, declined due to potential skilled nursing rate cuts and concerns that the company’s secondary offering would dilute the value of the stock. Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about covenant compliance due to a heavy debt load and potential cuts to home health services as part of federal deficit reduction discussions.

Individual contributors to relative performance included the Portfolio’s positions in Tempur-Pedic International, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Tempur-Pedic International, Inc. increased after the company reported strong quarterly results, boosted by better-than-expected mattress sales after launching a new product line, as well as increasingly positive guidance. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers took limited sector bets and constructed the Portfolio so that stock selection would be the primary driver of its relative performance versus the Benchmark. The portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary fundamental analysis to construct a portfolio of what they believed were attractively priced stocks with strong fundamentals.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Triumph Group, Inc.	1.2%
2.	Alaska Air Group, Inc.	1.1
3.	World Acceptance Corp.	1.1
4.	Portland General Electric Co.	1.1
5.	Omega Healthcare Investors, Inc.	1.0
6.	AmSurg Corp.	1.0
7.	JDA Software Group, Inc.	1.0
8.	Deluxe Corp.	1.0
9.	Wabtec Corp.	1.0
10.	Kulicke & Soffa Industries, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.7%
Industrials	14.9
Information Technology	14.8
Consumer Discretionary	13.1
Health Care	12.4
Energy	6.6
Materials	5.1
Utilities	3.8
Consumer Staples	3.2
Telecommunication Services	1.4
U.S. Treasury Obligations	0.4
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	(4.77)%	(0.98)%	4.37%
CLASS 2 SHARES	4/24/09	(5.03)	(1.11)	4.30

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds

Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 13.2%
	Auto Components — 0.5%
1,600	American Axle & Manufacturing Holdings, Inc. (a)	15,824
2,800	Cooper Tire & Rubber Co.	39,228
11,236	Standard Motor Products, Inc.	225,282

		280,334

	Distributors — 0.0% (g)
1,446	VOXX International Corp. (a)	12,219

	Diversified Consumer Services — 0.6%
13,800	Bridgepoint Education, Inc. (a)	317,400
700	Capella Education Co. (a)	25,235
1,000	Lincoln Educational Services Corp.	7,900
1,700	Mac-Gray Corp.	23,443

		373,978

	Hotels, Restaurants & Leisure — 2.4%
14,800	Ameristar Casinos, Inc.	255,892
600	Biglari Holdings, Inc. (a)	220,944
1,900	Cracker Barrel Old Country Store, Inc.	95,779
4,400	DineEquity, Inc. (a)	185,724
15,300	Domino’s Pizza, Inc. (a)	519,435
472	Dunkin’ Brands Group, Inc. (a)	11,791
10,100	Ruby Tuesday, Inc. (a)	69,690
19,168	Ruth’s Hospitality Group, Inc. (a)	95,265

		1,454,520

	Household Durables — 2.2%
11,700	American Greetings Corp., Class A	146,367
42	CSS Industries, Inc.	837
17,400	Helen of Troy Ltd., (Bermuda) (a)	534,180
2,393	Jarden Corp.	71,503
2,600	Libbey, Inc. (a)	33,124
5,800	Lifetime Brands, Inc.	70,412
900	Skullcandy, Inc. (a)	11,268
7,950	Tempur-Pedic International, Inc. (a)	417,613

		1,285,304

	Leisure Equipment & Products — 0.3%
9,750	JAKKS Pacific, Inc.	137,572
1,800	Sturm Ruger & Co., Inc.	60,228

		197,800

	Media — 1.0%
14,000	Entercom Communications Corp., Class A (a)	86,100
15,700	Journal Communications, Inc., Class A (a)	69,080
2,100	Knology, Inc. (a)	29,820
3,700	LIN TV Corp., Class A (a)	15,651
3,100	Pandora Media, Inc. (a)	31,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
32,100	Sinclair Broadcast Group, Inc., Class A	363,693

		595,375

	Multiline Retail — 0.6%
7,800	Dillard’s, Inc., Class A	350,064

	Specialty Retail — 3.5%
18,300	Cabela’s, Inc. (a)	465,186
16,700	Casual Male Retail Group, Inc. (a)	57,114
1,567	Collective Brands, Inc. (a)	22,518
28,000	Conn’s, Inc. (a)	310,800
17,100	Express, Inc. (a)	340,974
9,025	Finish Line, Inc. (The), Class A	174,047
1,200	Kirkland’s, Inc. (a)	15,960
12,600	Rent-A-Center, Inc.	466,200
5,800	Select Comfort Corp. (a)	125,802
6,600	Teavana Holdings, Inc. (a)	123,948

		2,102,549

	Textiles, Apparel & Luxury Goods — 2.1%
2,000	Deckers Outdoor Corp. (a)	151,140
2,900	G-III Apparel Group Ltd. (a)	72,239
10,200	Iconix Brand Group, Inc. (a)	166,158
18,200	Maidenform Brands, Inc. (a)	333,060
6,000	Oxford Industries, Inc.	270,720
10,100	Perry Ellis International, Inc. (a)	143,622
3,975	Steven Madden Ltd. (a)	137,137

		1,274,076

	Total Consumer Discretionary	7,926,219

	Consumer Staples — 3.2%
	Beverages — 0.1%
1,300	Coca-Cola Bottling Co. Consolidated	76,115

	Food & Staples Retailing — 1.4%
6,300	Andersons, Inc. (The)	275,058
26,500	Spartan Stores, Inc.	490,250
1,900	Village Super Market, Inc., Class A	54,055

		819,363

	Food Products — 1.2%
7,400	B&G Foods, Inc.	178,118
5,820	Chiquita Brands International, Inc. (a)	48,539
6,300	Darling International, Inc. (a)	83,727
6,700	Diamond Foods, Inc.	216,209
3,760	Dole Food Co., Inc. (a)	32,524
3,400	Fresh Del Monte Produce, Inc.	85,034
1,100	TreeHouse Foods, Inc. (a)	71,918

		716,069

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.5%
2,700	Elizabeth Arden, Inc. (a)	100,008
1,500	Nature’s Sunshine Products, Inc. (a)	23,280
10,625	Prestige Brands Holdings, Inc. (a)	119,744
5,100	Revlon, Inc., Class A (a)	75,837

		318,869

	Total Consumer Staples	1,930,416

	Energy — 6.6%
	Energy Equipment & Services — 2.2%
3,500	C&J Energy Services, Inc. (a)	73,255
1,100	Cal Dive International, Inc. (a)	2,475
12,700	Complete Production Services, Inc. (a)	426,212
9,000	Gulfmark Offshore, Inc., Class A (a)	378,090
3,200	Lufkin Industries, Inc.	215,392
1,900	Matrix Service Co. (a)	17,936
8,400	Newpark Resources, Inc. (a)	79,800
700	OYO Geospace Corp. (a)	54,131
5,100	RPC, Inc.	93,075

		1,340,366

	Oil, Gas & Consumable Fuels — 4.4%
2,200	Alon USA Energy, Inc.	19,162
575	Apco Oil and Gas International, Inc.	46,989
2,500	Bank of Nova Scotia (a)	31,250
16,100	Callon Petroleum Co. (a)	80,017
4,415	Clayton Williams Energy, Inc. (a)	335,010
3,400	Cloud Peak Energy, Inc. (a)	65,688
3,200	Delek U.S. Holdings, Inc.	36,512
11,600	EXCO Resources, Inc.	121,220
2,500	Georesources, Inc. (a)	73,275
16,800	Gulfport Energy Corp. (a)	494,760
196	KiOR, Inc., Class A (a)	1,996
11,375	McMoRan Exploration Co. (a)	165,506
18,825	VAALCO Energy, Inc. (a)	113,703
18,200	W&T Offshore, Inc.	386,022
11,900	Warren Resources, Inc. (a)	38,794
16,400	Western Refining, Inc. (a)	217,956
9,900	World Fuel Services Corp.	415,602

		2,643,462

	Total Energy	3,983,828

	Financials — 21.8%
	Capital Markets — 0.6%
16,100	BGC Partners, Inc., Class A	95,634
3,200	Gladstone Capital Corp.	24,416
10,900	Knight Capital Group, Inc., Class A (a)	128,838
3,500	Manning & Napier, Inc. (a)	43,715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
1,312	Prospect Capital Corp.	12,189
6,807	SWS Group, Inc.	46,764

		351,556

	Commercial Banks — 5.6%
300	Alliance Financial Corp.	9,264
3,300	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	52,965
12,500	Bank of Nova Scotia (a)	118,125
1,300	Bridge Bancorp, Inc.	25,870
7,300	Cathay General Bancorp	108,989
4,200	Citizens & Northern Corp.	77,574
3,525	City Holding Co.	119,462
4,900	Community Bank System, Inc.	136,220
1,440	Community Trust Bancorp, Inc.	42,365
3,500	East West Bancorp, Inc.	69,125
2,000	Enterprise Financial Services Corp.	29,600
4,500	Financial Institutions, Inc.	72,630
1,700	First Bancorp	18,955
12,000	First Busey Corp.	60,000
54,300	First Commonwealth Financial Corp.	285,618
5,400	First Community Bancshares, Inc.	67,392
12,000	First Financial Bancorp	199,680
4,200	First Merchants Corp.	35,574
4,557	First Niagara Financial Group, Inc.	39,327
13,700	FNB Corp.	154,947
2,725	Hanmi Financial Corp. (a)	20,165
700	Heartland Financial USA, Inc.	10,738
4,300	Huntington Bancshares, Inc.	23,607
2,475	Iberiabank Corp.	122,017
3,510	International Bancshares Corp.	64,356
2,325	Lakeland Bancorp, Inc.	20,041
1,900	Lakeland Financial Corp.	49,153
3,900	MainSource Financial Group, Inc.	34,437
1,300	National Bankshares, Inc.	36,296
1,900	NBT Bancorp, Inc.	42,047
14,800	Oriental Financial Group, Inc.	179,228
5,200	PacWest Bancorp	98,540
800	Peoples Bancorp, Inc.	11,848
9,100	Pinnacle Financial Partners, Inc. (a)	146,965
2,200	Prosperity Bancshares, Inc.	88,770
600	Renasant Corp.	9,000
1,563	Republic Bancorp, Inc., Class A	35,793
5,250	Sierra Bancorp	46,200
2,206	Southside Bancshares, Inc.	47,782
14,835	Southwest Bancorp, Inc. (a)	88,417

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
12,800	Susquehanna Bancshares, Inc.	107,264
2,100	SVB Financial Group (a)	100,149
2,500	WesBanco, Inc.	48,675
4,100	West Bancorp, Inc.	39,278
1,600	Westamerica Bancorp	70,240
25,600	Wilshire Bancorp, Inc. (a)	92,928

		3,357,616

	Consumer Finance — 2.8%
3,575	Advance America Cash Advance Centers, Inc.	31,996
10,800	Cash America International, Inc.	503,604
17,646	DFC Global Corp. (a)	318,687
7,000	Nelnet, Inc., Class A	171,290
8,825	World Acceptance Corp. (a)	648,637

		1,674,214

	Diversified Financial Services — 0.3%
16,100	PHH Corp. (a)	172,270

	Insurance — 2.9%
39,500	American Equity Investment Life Holding Co.	410,800
4,200	American Safety Insurance Holdings Ltd. (a)	91,350
6,925	Aspen Insurance Holdings Ltd., (Bermuda)	183,512
50,600	CNO Financial Group, Inc. (a)	319,286
7,250	Delphi Financial Group, Inc., Class A	321,175
5,900	Flagstone Reinsurance Holdings S.A., (Luxembourg)	48,911
1,600	Horace Mann Educators Corp.	21,936
10,475	Meadowbrook Insurance Group, Inc.	111,873
13,000	National Financial Partners Corp. (a)	175,760
5,000	Selective Insurance Group, Inc.	88,650

		1,773,253

	Real Estate Investment Trusts (REITs) — 8.5%
4,500	Agree Realty Corp.	109,710
4,183	American Campus Communities, Inc.	175,519
66,200	Anworth Mortgage Asset Corp.	415,736
33,000	Ashford Hospitality Trust, Inc.	264,000
9,400	Associated Estates Realty Corp.	149,930
5,700	BioMed Realty Trust, Inc.	103,056
4,500	CapLease, Inc.	18,180
32,500	Capstead Mortgage Corp.	404,300
13,700	CBL & Associates Properties, Inc.	215,090
3,164	Colonial Properties Trust	66,001
7,000	Coresite Realty Corp.	124,740
27,375	DCT Industrial Trust, Inc.	140,160
8,900	DDR Corp.	108,313
3,000	EastGroup Properties, Inc.	130,440

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
5,300	Education Realty Trust, Inc.	54,219
900	Equity Lifestyle Properties, Inc.	60,021
23,700	First Industrial Realty Trust, Inc. (a)	242,451
8,100	Glimcher Realty Trust	74,520
1,450	Home Properties, Inc.	83,477
5,800	LaSalle Hotel Properties	140,418
48,709	Lexington Realty Trust	364,830
3,700	LTC Properties, Inc.	114,182
36,425	MFA Financial, Inc.	244,776
1,400	Mission West Properties, Inc.	12,628
32,600	Omega Healthcare Investors, Inc.	630,810
3,000	Parkway Properties, Inc.	29,580
14,625	Pennsylvania Real Estate Investment Trust	152,685
2,275	PS Business Parks, Inc.	126,103
2,700	Ramco-Gershenson Properties Trust	26,541
12,900	Senior Housing Properties Trust	289,476
1,400	Sun Communities, Inc.	51,142

		5,123,034

	Thrifts & Mortgage Finance — 1.1%
3,000	Dime Community Bancshares, Inc.	37,800
2,700	OceanFirst Financial Corp.	35,289
38,275	Ocwen Financial Corp. (a)	554,222
6,200	Trustco Bank Corp.	34,782

		662,093

	Total Financials	13,114,036

	Health Care — 12.4%
	Biotechnology — 4.5%
17,000	Achillion Pharmaceuticals, Inc. (a) (m)	129,540
8,900	Acorda Therapeutics, Inc. (a) (m)	212,176
12,500	Aegerion Pharmaceuticals, Inc. (a)	209,250
27,100	Ariad Pharmaceuticals, Inc. (a)	331,975
9,200	BioCryst Pharmaceuticals, Inc. (a)	22,724
8,200	Chelsea Therapeutics International Ltd. (a)	42,066
60,500	Dynavax Technologies Corp. (a)	200,860
12,700	Genomic Health, Inc. (a)	322,453
17,800	Halozyme Therapeutics, Inc. (a)	169,278
9,000	Immunomedics, Inc. (a)	29,970
21,800	Inhibitex, Inc. (a)	238,492
12,700	InterMune, Inc. (a)	160,020
4,800	Ironwood Pharmaceuticals, Inc. (a)	57,456
11,400	Momenta Pharmaceuticals, Inc. (a)	198,246
3,300	Onyx Pharmaceuticals, Inc. (a)	145,035
36,100	Raptor Pharmaceutical Corp. (a)	225,986

		2,695,527

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 2.8%
13,100	Cantel Medical Corp.	365,883
4,500	DynaVox, Inc., Class A (a)	16,380
18,700	Greatbatch, Inc. (a)	413,270
5,100	Integra LifeSciences Holdings Corp. (a)	157,233
10,600	Invacare Corp.	162,074
6,700	Orthofix International N.V., (Netherlands) (a)	236,041
40,200	RTI Biologics, Inc. (a)	178,488
3,600	Sirona Dental Systems, Inc. (a)	158,544

		1,687,913

	Health Care Providers & Services — 3.4%
3,100	Almost Family, Inc. (a)	51,398
23,213	AmSurg Corp. (a)	604,466
7,300	Hanger Orthopedic Group, Inc. (a)	136,437
25,600	Metropolitan Health Networks, Inc. (a)	191,232
6,000	Molina Healthcare, Inc. (a)	133,980
5,800	Owens & Minor, Inc.	161,182
20,900	PharMerica Corp. (a)	317,262
3,300	Triple-S Management Corp., Class B (a)	66,066
1,500	US Physical Therapy, Inc.	29,520
3,000	Vanguard Health Systems, Inc. (a)	30,660
6,300	WellCare Health Plans, Inc. (a)	330,750

		2,052,953

	Health Care Technology — 0.3%
18,159	MedAssets, Inc. (a)	167,971

	Life Sciences Tools & Services — 0.1%
7,900	Cambrex Corp. (a)	56,722
5,525	Enzo Biochem, Inc. (a)	12,376

		69,098

	Pharmaceuticals — 1.3%
10,900	Impax Laboratories, Inc. (a)	219,853
3,200	Medicis Pharmaceutical Corp., Class A	106,400
4,300	Par Pharmaceutical Cos., Inc. (a)	140,739
2,300	Salix Pharmaceuticals Ltd. (a)	110,055
2,800	ViroPharma, Inc. (a)	76,692
15,400	Vivus, Inc. (a)	150,150

		803,889

	Total Health Care	7,477,351

	Industrials — 15.0%
	Aerospace & Defense — 2.6%
2,050	Ceradyne, Inc. (a)	54,899
1,200	Curtiss-Wright Corp.	42,396
5,200	Esterline Technologies Corp. (a)	291,044
40,200	GenCorp, Inc. (a)	213,864

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
1,868	HEICO Corp.	109,240
7,200	LMI Aerospace, Inc. (a)	126,360
12,100	Triumph Group, Inc.	707,245

		1,545,048

	Air Freight & Logistics — 0.5%
7,700	Atlas Air Worldwide Holdings, Inc. (a)	295,911

	Airlines — 1.2%
8,800	Alaska Air Group, Inc. (a)	660,792
15,250	Hawaiian Holdings, Inc. (a)	88,450

		749,242

	Building Products — 0.0% (g)
1,075	Gibraltar Industries, Inc. (a)	15,007

	Commercial Services & Supplies — 3.0%
45,700	Cenveo, Inc. (a)	155,380
26,050	Deluxe Corp.	592,898
18,600	Encore Capital Group, Inc. (a)	395,436
2,400	Herman Miller, Inc.	44,280
11,000	Knoll, Inc.	163,350
2,400	Portfolio Recovery Associates, Inc. (a)	162,048
2,200	Team, Inc. (a)	65,450
1,200	UniFirst Corp.	68,088
3,800	United Stationers, Inc.	123,728
150	Waste Connections, Inc.	4,971

		1,775,629

	Construction & Engineering — 1.0%
10,275	EMCOR Group, Inc.	275,473
13,100	MasTec, Inc. (a)	227,547
2,400	Michael Baker Corp. (a)	47,064
3,200	Tutor Perini Corp. (a)	39,488

		589,572

	Electrical Equipment — 1.5%
5,800	Acuity Brands, Inc.	307,400
6,700	EnerSys (a)	173,999
8,200	Regal-Beloit Corp.	417,954

		899,353

	Industrial Conglomerates — 0.1%
900	Standex International Corp.	30,753

	Machinery — 3.1%
3,900	Actuant Corp., Class A	88,491
5,400	Barnes Group, Inc.	130,194
4,600	CIRCOR International, Inc.	162,426
2,500	Columbus McKinnon Corp. (a)	31,725

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
12,900	EnPro Industries, Inc. (a)	425,442
6,100	Kadant, Inc. (a)	137,921
2,466	Robbins & Myers, Inc.	119,724
8,900	Trimas Corp. (a)	159,755
8,250	Wabtec Corp.	577,088
1,100	Watts Water Technologies, Inc., Class A	37,631

		1,870,397

	Professional Services — 0.2%
1,800	GP Strategies Corp. (a)	24,264
5,300	Kelly Services, Inc., Class A	72,504
1,200	VSE Corp.	29,136

		125,904

	Road & Rail — 0.5%
1,400	Dollar Thrifty Automotive Group, Inc. (a)	98,364
20,400	Quality Distribution, Inc. (a)	229,500

		327,864

	Trading Companies & Distributors — 1.0%
7,575	Applied Industrial Technologies, Inc.	266,413
3,100	Beacon Roofing Supply, Inc. (a)	62,713
1,600	Interline Brands, Inc. (a)	24,912
9,700	SeaCube Container Leasing Ltd.	143,657
3,100	United Rentals, Inc. (a)	91,605

		589,300

	Transportation Infrastructure — 0.3%
12,200	Wesco Aircraft Holdings, Inc. (a)	170,678

	Total Industrials	8,984,658

	Information Technology — 14.9%
	Communications Equipment — 1.7%
22,282	Arris Group, Inc. (a)	241,091
6,650	Black Box Corp.	186,466
2,900	Blue Coat Systems, Inc. (a)	73,805
3,800	Comtech Telecommunications Corp.	108,756
2,000	NETGEAR, Inc. (a)	67,140
2,000	Oplink Communications, Inc. (a)	32,940
4,700	Plantronics, Inc.	167,508
8,300	Polycom, Inc. (a)	135,290

		1,012,996

	Computers & Peripherals — 0.5%
4,300	Fusion-io, Inc. (a)	104,060
3,125	Imation Corp. (a)	17,906
2,800	Synaptics, Inc. (a)	84,420

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
5,400	Xyratex Ltd., (United Kingdom)	71,928

		278,314

	Electronic Equipment, Instruments & Components — 1.4%
9,300	Brightpoint, Inc. (a)	100,068
3,900	Daktronics, Inc.	37,323
4,300	DDi Corp.	40,119
1,700	FEI Co. (a)	69,326
4,400	Insight Enterprises, Inc. (a)	67,276
2,400	Littelfuse, Inc.	103,152
1,100	Measurement Specialties, Inc. (a)	30,756
6,500	Newport Corp. (a)	88,465
1,800	Plexus Corp. (a)	49,284
7,900	RadiSys Corp. (a)	39,974
5,500	SYNNEX Corp. (a)	167,530
6,000	TTM Technologies, Inc. (a)	65,760

		859,033

	Internet Software & Services — 1.0%
2,500	Keynote Systems, Inc.	51,350
97,759	United Online, Inc.	531,809
600	Zillow, Inc. (a)	13,488

		596,647

	IT Services — 1.7%
2,500	CACI International, Inc., Class A (a)	139,800
3,225	CSG Systems International, Inc. (a)	47,440
3,375	Gartner, Inc. (a)	117,349
1,900	ManTech International Corp., Class A	59,356
1,800	MAXIMUS, Inc.	74,430
4,200	TeleTech Holdings, Inc. (a)	68,040
3,200	Unisys Corp. (a)	63,072
6,502	VeriFone Systems, Inc. (a)	230,951
3,700	Wright Express Corp. (a)	200,836

		1,001,274

	Semiconductors & Semiconductor Equipment — 3.8%
22,875	Amkor Technology, Inc. (a)	99,735
6,300	Brooks Automation, Inc.	64,701
19,625	Cirrus Logic, Inc. (a)	311,056
19,706	Entegris, Inc. (a)	171,935
6,500	GSI Technology, Inc. (a)	30,420
49,000	GT Advanced Technologies, Inc. (a)	354,760
4,800	Integrated Silicon Solution, Inc. (a)	43,872
8,200	Intermolecular, Inc. (a)	70,356
60,800	Kulicke & Soffa Industries, Inc. (a)	562,400
11,300	Lattice Semiconductor Corp. (a)	67,122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
7,175	Micrel, Inc.	72,539
6,400	Photronics, Inc. (a)	38,912
25,800	PMC-Sierra, Inc. (a)	142,158
18,000	Skyworks Solutions, Inc. (a)	291,960

		2,321,926

	Software — 4.8%
6,784	Actuate Corp. (a)	39,754
2,000	Ariba, Inc. (a)	56,160
23,250	Aspen Technology, Inc. (a)	403,388
6,400	Ebix, Inc.	141,440
600	Imperva, Inc. (a)	20,886
18,614	JDA Software Group, Inc. (a)	602,908
1,100	Jive Software, Inc. (a)	17,600
13,600	Magma Design Automation, Inc. (a)	97,648
200	Manhattan Associates, Inc. (a)	8,096
3,200	Monotype Imaging Holdings, Inc. (a)	49,888
3,600	Netscout Systems, Inc. (a)	63,360
8,240	Parametric Technology Corp. (a)	150,462
5,200	Progress Software Corp. (a)	100,620
4,900	Quest Software, Inc. (a)	91,140
1,500	Rovi Corp. (a)	36,870
4,400	SS&C Technologies Holdings, Inc. (a)	79,464
31,900	Take-Two Interactive Software, Inc. (a)	432,245
900	Tangoe, Inc. (a)	13,860
2,700	TeleCommunication Systems, Inc., Class A (a)	6,345
16,000	TeleNav, Inc. (a)	124,960
4,100	TIBCO Software, Inc. (a)	98,031
5,200	VASCO Data Security International, Inc. (a)	33,904
5,500	VirnetX Holding Corp. (a)	137,335
4,200	Websense, Inc. (a)	78,666

		2,885,030

	Total Information Technology	8,955,220

	Materials — 5.1%
	Chemicals — 2.2%
900	FutureFuel Corp.	11,178
13,500	Georgia Gulf Corp. (a)	263,115
5,100	H.B. Fuller Co.	117,861
5,500	Innophos Holdings, Inc.	267,080
1,000	Innospec, Inc. (a)	28,070
7,200	Koppers Holdings, Inc.	247,392
3,200	Kraton Performance Polymers, Inc. (a)	64,960
15,300	PolyOne Corp.	176,715
8,100	Solutia, Inc. (a)	139,968

		1,316,339

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
26,200	Graphic Packaging Holding Co. (a)	111,612
6,575	Rock-Tenn Co., Class A	379,377

		490,989

	Metals & Mining — 1.4%
11,200	Coeur d’Alene Mines Corp. (a)	270,368
6,000	Hecla Mining Co.	31,380
30,800	Noranda Aluminum Holding Corp.	254,100
8,600	Revett Minerals, Inc. (a)	40,592
14,100	Worthington Industries, Inc.	230,958

		827,398

	Paper & Forest Products — 0.7%
12,375	Buckeye Technologies, Inc.	413,820
400	Schweitzer-Mauduit International, Inc.	26,584

		440,404

	Total Materials	3,075,130

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
2,800	Boingo Wireless, Inc. (a)	24,080
152,100	Cincinnati Bell, Inc. (a)	460,863
5,800	Consolidated Communications Holdings, Inc.	110,490
500	IDT Corp., Class B	4,690
22,400	Premiere Global Services, Inc. (a)	189,728
27,800	Vonage Holdings Corp. (a)	68,110

	Total Telecommunication Services	857,961

	Utilities — 3.8%
	Electric Utilities — 2.6%
1,500	Central Vermont Public Service Corp.	52,650
10,525	El Paso Electric Co.	364,586
3,700	Empire District Electric Co. (The)	78,033
6,100	IDACORP, Inc.	258,701
25,275	Portland General Electric Co.	639,205

2,625	UniSource Energy Corp.	96,915
2,100	Westar Energy, Inc.	60,438

		1,550,528

	Gas Utilities — 1.2%
419	AGL Resources, Inc. (m)	17,707
2,200	Chesapeake Utilities Corp.	95,370
2,100	Laclede Group, Inc. (The)	84,987
5,200	New Jersey Resources Corp.	255,840
1,600	Northwest Natural Gas Co.	76,688
2,900	Southwest Gas Corp.	123,221

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — Continued
1,900	WGL Holdings, Inc.	84,018

		737,831

	Independent Power Producers & Energy Traders — 0.0% (g)
500	Genie Energy Ltd., Class B	3,965

	Total Utilities	2,292,324

	Total Common Stocks (Cost $47,917,909)	58,597,143

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
230,000	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $230,726)	230,737

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,570,403	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $1,570,403)	1,570,403

	Total Investments — 100.4% (Cost $49,719,038)	60,398,283
	Liabilities in Excess of Other Assets — (0.4)%	(227,498)

	NET ASSETS — 100.0%	$60,170,785

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	E-mini Russell 2000	03/16/12	$1,625,360	$12,052

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$58,827,880
Investments in affiliates, at value	1,570,403

Total investment securities, at value	60,398,283
Receivables:
Investment securities sold	115,786
Portfolio shares sold	8,913
Interest and dividends from non-affiliates	94,515
Dividends from affiliates	158

Total Assets	60,617,655

LIABILITIES:
Payables:
Investment securities purchased	342,207
Portfolio shares redeemed	10,596
Variation margin on futures contracts	6,160
Accrued liabilities:
Investment advisory fees	32,777
Administration fees	4,503
Distribution fees	373
Custodian and accounting fees	12,174
Trustees’ and Chief Compliance Officer’s fees	27
Other	38,053

Total Liabilities	446,870

Net Assets	$60,170,785

NET ASSETS:
Paid in capital	$58,851,214
Accumulated undistributed net investment income	133,064
Accumulated net realized gains (losses)	(9,504,790)
Net unrealized appreciation (depreciation)	10,691,297

Total Net Assets	$60,170,785

Net Assets:
Class 1	$58,405,012
Class 2	1,765,773

Total	$60,170,785

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	4,106,829
Class 2	124,714

Net Asset Value, offering and redemption price per share: (a)
Class 1	$14.22
Class 2	14.16

Cost of investments in non-affiliates	$48,148,635
Cost of investments in affiliates	1,570,403

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$480
Dividend income from non-affiliates	779,561
Dividend income from affiliates	1,273

Total investment income	781,314

EXPENSES:
Investment advisory fees	433,281
Administration fees	59,020
Distribution fees — Class 2	4,778
Custodian and accounting fees	33,791
Professional fees	44,595
Trustees’ and Chief Compliance Officer’s fees	719
Printing and mailing costs	43,709
Transfer agent fees	7,380
Other	12,347

Total expenses	639,620

Less amounts waived	(4,267)
Less earnings credits	(1)

Net expenses	635,352

Net investment income (loss)	145,962

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,926,991
Futures	(2,283)

Net realized gains (losses)	2,924,708

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,923,432)
Futures	(21,453)

Change in net unrealized appreciation (depreciation)	(5,944,885)

Net realized/unrealized gains (losses)	(3,020,177)

Change in net assets resulting from operations	$(2,874,215)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$145,962	$79,776
Net realized gain (loss)	2,924,708	1,274,581
Change in net unrealized appreciation (depreciation)	(5,944,885)	14,066,091

Change in net assets resulting from operations	(2,874,215)	15,420,448

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(83,140)	—

Total distributions to shareholders	(83,140)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(9,222,762)	(732,592)

NET ASSETS:
Change in net assets	(12,180,117)	14,687,856
Beginning of period	72,350,902	57,663,046

End of period	$60,170,785	$72,350,902

Accumulated undistributed net investment income	$133,064	$80,827

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$11,467,229	$19,840,628
Dividends and distributions reinvested	83,140	—
Cost of shares redeemed	(20,630,854)	(21,272,478)

Change in net assets from Class 1 capital transactions	$(9,080,485)	$(1,431,850)

Class 2
Proceeds from shares issued	114,974	1,086,656
Cost of shares redeemed	(257,251)	(387,398)

Change in net assets from Class 2 capital transactions	$(142,277)	$699,258

Total change in net assets from capital transactions	$(9,222,762)	$(732,592)

SHARE TRANSACTIONS:
Class 1
Issued	779,981	1,539,522
Reinvested	5,222	—
Redeemed	(1,383,093)	(1,660,186)

Change in Class 1 Shares	(597,890)	(120,664)

Class 2
Issued	7,935	87,635
Redeemed	(17,056)	(30,523)

Change in Class 2 Shares	(9,121)	57,112

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
Small Cap Core Portfolio (e)
Class 1
Year Ended December 31, 2011	$14.95	$0.04		$(0.75)	$(0.71)	$(0.02)	$—
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—
Year Ended December 31, 2009	9.84	0.05		2.11	2.16	(0.08)	(0.16)
Year Ended December 31, 2008	16.06	0.04		(4.73)	(4.69)	(0.03)	(1.50)
Year Ended December 31, 2007	17.82	0.02		(0.95)	(0.93)	— (f)	(0.83)

Class 2
Year Ended December 31, 2011	14.91	—	(f)	(0.75)	(0.75)	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—
April 24, 2009 (g) through December 31, 2009	9.03	0.01		2.73	2.74	(0.01)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(f)	Amount rounds to less than $0.01.
(g)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$(0.02)	$14.22	(4.77)%	$58,405,012	0.95%	0.23%	0.95%	46%
—	14.95	27.13	70,355,671	0.99	0.13	1.04	45
(0.24)	11.76	22.58	56,761,095	0.98	0.42	1.34	55
(1.53)	9.84	(31.98)	49,825,124	1.08	0.29	1.15	45
(0.83)	16.06	(5.67)	82,402,308	1.15	0.14	1.15	44

—	14.16	(5.03)	1,765,773	1.20	(0.02)	1.20	46
—	14.91	26.79	1,995,231	1.24	(0.09)	1.28	45
(0.01)	11.76	30.37	901,951	1.17	0.26	1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The Portfolio seeks capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,167,546	$230,737	$—	$60,398,283

Appreciation in Other Financials Instruments
Futures Contracts	$12,052	$—	$—	$12,052

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the year ended December 31, 2011:

Futures Contracts:
Average Notional Balance Long	$1,691,428
Ending Notional Balance Long	1,625,360

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$20,684	$(10,585)	$(10,099)

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts, non-taxable special dividends and passive foreign investment company (PFIC) gains and losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor voluntarily waived fees for the Portfolio in the amount of $1,211. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 was $3,056.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$30,100,771	$39,121,738	$210,745	$100,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$51,167,743	$13,271,794	$4,041,254	$9,230,540

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$83,140	$83,140

There were no distributions paid during the fiscal year ended December 31, 2010.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$133,839	$(7,621,480)	$9,230,540

The cumulative timing differences primarily consist of Trustee deferred compensation, wash sale loss deferrals, post October loss deferrals and mark to market of passive foreign investment companies (PFICs).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	2017		Total
$3,531,122	$4,090,358	*	$7,621,480

*	This amount includes $690,210 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards of $3,233,180.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 post-October short-term capital losses of $422,998.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$881.00	$4.60	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class 2
Actual	1,000.00	880.00	5.78	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the second, third and fourth quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

Tax Letter

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2011.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITSCCP-1211

Annual Report

JPMorgan Insurance Trust

December 31, 2011

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2012 (Unaudited)

Dear Shareholder:

Investors greeted 2011 in much the same way they welcomed 2010: with high hopes that an improving U.S. economy would finally get us back on course to recovery.

This optimism quickly faded as the European debt crisis and a host of other economic and geopolitical concerns cast a dark shadow on the prospects for future growth. The combination of weak global economic data, credit downgrades in the U.S. and in Europe, and escalating fears of contagion all resulted in a level of market volatility not seen since the financial crisis three years ago.

“Investors greeted 2011 in much the same way they welcomed 2010: With high hopes that an improving U.S. economy would finally get us back on course to recovery.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and other geopolitical and economic events created a generally volatile year for equities, culminating in major sell off in the third quarter. A strong fourth quarter comeback did little to reverse the losses, as the Standard & Poor’s 500 Index (“S&P500 Index”) ended the year with only slight gains. As of December 31, 2011, the Index had reached a level of 1,258, an increase of 2.1% from one year prior.

Large cap growth stocks lead style categories

Large cap stocks outpaced mid- and small-cap stocks over the 12-month period ended December 31, 2011 (the Russell 1000 Index returned 1.5% and the Russell Mid Cap Index returned -1.6%, compared to a return of -4.2% for the Russell 2000 Index). Overall, large-cap growth stocks fared better than large-cap value stocks as the Russell 1000 Growth Index returned 2.6% for the 12-month reporting period, compared to 0.4% for the Russell 1000 Value Index.

Euro zone uncertainty drives flight-to-quality sentiment

Investors’ lack of confidence in global economic growth prompted them to seek safe havens in U.S. Treasury securities, and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 7.8%. High yield bonds and emerging market debt securities also performed well, as the Barclays Capital High Yield Index returned 5.0%, and the Barclays Capital Emerging Markets Index returned 7.0% for the 12-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the 12-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.3% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.3% to 2.9%, as did the two-year U.S. Treasury note, from 0.6% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	-1.87%
S&P 500 Index	2.11%

Net Assets as of 12/31/2011	$77,924,404

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in the fourth quarter of 2011 as better-than-expected economic data helped investors regain their appetite for risk. The S&P 500 Index (the “Benchmark”) finished the twelve months ended December 31, 2011 with a 2.11% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2011. The Portfolio’s stock selection in the banks and brokers and basic materials sectors detracted from relative performance, while the Portfolio’s stock selection in the systems hardware and health services and system sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in General Motors Co., Dendreon Corp. and

Goldman Sachs Group, Inc. Shares of car manufacturer General Motors Co. declined due to supply chain disruptions, weakness in Europe and concerns over slowing global growth. Shares of Goldman Sachs Group, Inc. declined on concerns about the financial services company’s declining revenue in its trading segment and uncertainty about potential federal regulation. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge® would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock.

Individual contributors to relative performance included the Portfolio’s positions in Biogen Idec, Inc., Apple, Inc. and Norfolk Southern Corp. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s earnings. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of railroad operator Norfolk Southern Corp. increased after the company raised its dividend payout and reported strong earnings during the reporting period, boosted by the company’s coal operations and robust demand for freight rail transportation.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio had modest overweights versus the Benchmark in the auto and transportation and energy sectors. The Portfolio had modest underweights versus the Benchmark in the industrial cyclical and retail sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.8%
2.	Merck & Co., Inc.	3.1
3.	Wells Fargo & Co.	2.6
4.	Microsoft Corp.	2.5
5.	Schlumberger Ltd.	2.5
6.	Time Warner, Inc.	2.4
7.	Chevron Corp.	2.2
8.	Occidental Petroleum Corp.	2.1
9.	Procter & Gamble Co. (The)	2.1
10.	Cisco Systems, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.2%
Consumer Discretionary	14.8
Health Care	13.6
Energy	12.7
Financials	12.2
Industrials	9.7
Consumer Staples	8.5
Materials	3.3
Utilities	3.1
Telecommunication Services	2.9
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Portfolio’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(1.87)%	1.42%	2.74%
CLASS 2 SHARES	8/16/06	(2.09)	1.17	2.60

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 14.7%
	Auto Components — 1.5%
36,211	Johnson Controls, Inc.	1,131,956

	Automobiles — 1.0%
39,100	General Motors Co. (a)	792,557

	Hotels, Restaurants & Leisure — 1.8%
17,890	Carnival Corp.	583,930
3,080	Darden Restaurants, Inc.	140,386
3,880	Marriott International, Inc., Class A	113,180
9,942	Yum! Brands, Inc.	586,677

		1,424,173

	Household Durables — 0.6%
8,310	D.R. Horton, Inc.	104,789
6,200	Lennar Corp., Class A	121,830
310	NVR, Inc. (a)	212,660
3,060	Ryland Group, Inc. (The)	48,226

		487,505

	Internet & Catalog Retail — 1.4%
6,180	Amazon.com, Inc. (a)	1,069,758

	Media — 4.4%
23,640	CBS Corp. (Non-Voting), Class B	641,589
37,870	Comcast Corp., Class A	897,898
52,085	Time Warner, Inc.	1,882,352

		3,421,839

	Multiline Retail — 0.7%
2,653	Kohl’s Corp.	130,926
7,700	Target Corp.	394,394

		525,320

	Specialty Retail — 2.0%
1,500	AutoZone, Inc. (a)	487,455
13,380	Home Depot, Inc. (The)	562,495
15,660	Lowe’s Cos., Inc.	397,451
1,770	TJX Cos., Inc.	114,253

		1,561,654

	Textiles, Apparel & Luxury Goods — 1.3%
1,720	Coach, Inc.	104,989
6,250	NIKE, Inc., Class B	602,312
2,600	V.F. Corp.	330,174

		1,037,475

	Total Consumer Discretionary	11,452,237

	Consumer Staples — 8.4%
	Beverages — 2.0%
19,920	Coca-Cola Co. (The)	1,393,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
2,820	PepsiCo, Inc.	187,107

		1,580,909

	Food & Staples Retailing — 0.6%
9,099	CVS Caremark Corp.	371,057
1,330	Wal-Mart Stores, Inc.	79,481

		450,538

	Food Products — 2.4%
10,020	Campbell Soup Co.	333,065
11,568	General Mills, Inc.	467,463
28,430	Kraft Foods, Inc., Class A	1,062,145

		1,862,673

	Household Products — 2.7%
5,150	Colgate-Palmolive Co.	475,808
24,387	Procter & Gamble Co. (The)	1,626,857

		2,102,665

	Tobacco — 0.7%
7,260	Philip Morris International, Inc.	569,765

	Total Consumer Staples	6,566,550

	Energy — 12.6%
	Energy Equipment & Services — 3.5%
7,370	Baker Hughes, Inc.	358,477
2,390	Cameron International Corp. (a)	117,564
7,750	Halliburton Co.	267,453
980	National Oilwell Varco, Inc.	66,630
28,198	Schlumberger Ltd.	1,926,205

		2,736,329

	Oil, Gas & Consumable Fuels — 9.1%
4,540	Anadarko Petroleum Corp.	346,538
1,468	Apache Corp.	132,972
16,250	Chevron Corp.	1,729,000
9,670	ConocoPhillips	704,653
3,017	Devon Energy Corp.	187,054
4,910	EOG Resources, Inc.	483,684
15,445	Exxon Mobil Corp.	1,309,118
1,620	Hess Corp.	92,016
2,600	Marathon Petroleum Corp.	86,554
17,642	Occidental Petroleum Corp.	1,653,056
740	Pioneer Natural Resources Co.	66,215
3,830	Southwestern Energy Co. (a)	122,330
5,610	Williams Cos., Inc. (The)	185,242

		7,098,432

	Total Energy	9,834,761

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 12.0%
	Capital Markets — 2.3%
3,050	Ameriprise Financial, Inc.	151,402
7,106	Goldman Sachs Group, Inc. (The)	642,596
17,250	Invesco Ltd.	346,552
19,591	Morgan Stanley	296,412
4,020	State Street Corp.	162,046
12,445	TD Ameritrade Holding Corp.	194,764

		1,793,772

	Commercial Banks — 3.3%
3,990	Huntington Bancshares, Inc.	21,905
6,530	Regions Financial Corp.	28,079
6,640	SunTrust Banks, Inc.	117,528
14,182	U.S. Bancorp	383,623
72,203	Wells Fargo & Co.	1,989,915
1,620	Zions Bancorp	26,373

		2,567,423

	Consumer Finance — 0.6%
3,400	American Express Co.	160,378
8,260	Capital One Financial Corp.	349,315

		509,693

	Diversified Financial Services — 2.3%
96,469	Bank of America Corp.	536,368
29,984	Citigroup, Inc.	788,879
1,217	CME Group, Inc.	296,546
1,490	IntercontinentalExchange, Inc. (a)	179,620

		1,801,413

	Insurance — 3.3%
6,728	ACE Ltd., (Switzerland)	471,767
8,180	Allstate Corp. (The)	224,214
3,240	Axis Capital Holdings Ltd., (Bermuda)	103,551
1,150	Everest Re Group Ltd., (Bermuda)	96,704
2,790	First American Financial Corp.	35,349
860	Hartford Financial Services Group, Inc.	13,975
21,990	MetLife, Inc.	685,648
12,044	Prudential Financial, Inc.	603,645
2,048	RenaissanceRe Holdings Ltd., (Bermuda)	152,310
9,970	XL Group plc, (Ireland)	197,107

		2,584,270

	Real Estate Investment Trusts (REITs) — 0.2%
1,660	Vornado Realty Trust	127,588

	Total Financials	9,384,159

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.4%
	Biotechnology — 2.1%
6,950	Biogen Idec, Inc. (a)	764,848
10,289	Celgene Corp. (a)	695,536
4,450	Vertex Pharmaceuticals, Inc. (a)	147,784

		1,608,168

	Health Care Equipment & Supplies — 1.2%
3,650	Becton, Dickinson & Co.	272,728
14,969	Covidien plc, (Ireland)	673,755

		946,483

	Health Care Providers & Services — 3.8%
750	Aetna, Inc.	31,643
11,230	Cardinal Health, Inc.	456,050
6,470	Express Scripts, Inc. (a)	289,144
8,040	Humana, Inc.	704,385
5,520	McKesson Corp.	430,063
21,500	UnitedHealth Group, Inc.	1,089,620

		3,000,905

	Pharmaceuticals — 6.3%
7,932	Abbott Laboratories	446,016
2,920	Allergan, Inc.	256,201
7,640	Johnson & Johnson	501,031
63,792	Merck & Co., Inc.	2,404,958
2,700	Mylan, Inc. (a)	57,942
54,732	Pfizer, Inc.	1,184,401
1,270	Teva Pharmaceutical Industries Ltd., (Israel), ADR	51,257

		4,901,806

	Total Health Care	10,457,362

	Industrials — 9.6%
	Aerospace & Defense — 2.8%
13,190	Honeywell International, Inc.	716,877
20,125	United Technologies Corp.	1,470,936

		2,187,813

	Building Products — 0.1%
6,140	Masco Corp.	64,347

	Construction & Engineering — 0.5%
7,750	Fluor Corp.	389,438

	Electrical Equipment — 1.1%
18,638	Emerson Electric Co.	868,344

	Industrial Conglomerates — 2.5%
6,910	3M Co.	564,754
42,810	General Electric Co.	766,727

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrial Conglomerates — Continued
12,870	Tyco International Ltd., (Switzerland)	601,158

		1,932,639

	Machinery — 0.8%
16,483	PACCAR, Inc.	617,618

	Road & Rail — 1.8%
13,460	CSX Corp.	283,468
12,268	Norfolk Southern Corp.	893,846
1,950	Union Pacific Corp.	206,583

		1,383,897

	Total Industrials	7,444,096

	Information Technology — 18.0%
	Communications Equipment — 3.2%
82,633	Cisco Systems, Inc.	1,494,005
6,603	Juniper Networks, Inc. (a)	134,767
15,464	QUALCOMM, Inc.	845,881

		2,474,653

	Computers & Peripherals — 5.4%
9,108	Apple, Inc. (a)	3,688,740
14,190	EMC Corp. (a)	305,652
200	Hewlett-Packard Co.	5,152
4,940	NetApp, Inc. (a)	179,174
1,210	SanDisk Corp. (a)	59,544

		4,238,262

	Electronic Equipment, Instruments & Components — 0.1%
1,820	TE Connectivity Ltd., (Switzerland)	56,074

	Internet Software & Services — 0.7%
872	Google, Inc., Class A (a)	563,225

	IT Services — 1.8%
8,010	Cognizant Technology Solutions Corp., Class A (a)	515,123
3,580	Genpact Ltd., (Bermuda) (a)	53,521
2,211	International Business Machines Corp.	406,559
1,260	MasterCard, Inc., Class A	469,753

		1,444,956

	Semiconductors & Semiconductor Equipment — 2.2%
9,890	Altera Corp.	366,919
7,320	Broadcom Corp., Class A (a)	214,915
8,860	Freescale Semiconductor Holdings I Ltd. (a)	112,079
8,420	Lam Research Corp. (a)	311,709
1,100	Novellus Systems, Inc. (a)	45,419
20,719	Xilinx, Inc.	664,251

		1,715,292

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.6%
3,370	Adobe Systems, Inc. (a)	95,270
1,710	Citrix Systems, Inc. (a)	103,831
1,440	MICROS Systems, Inc. (a)	67,075
74,753	Microsoft Corp.	1,940,588
50,450	Oracle Corp.	1,294,043
5,500	Zynga, Inc., Class A (a)	51,755

		3,552,562

	Total Information Technology	14,045,024

	Materials — 3.3%
	Chemicals — 2.2%
7,900	Air Products & Chemicals, Inc.	673,001
13,820	E.I. du Pont de Nemours & Co.	632,680
5,674	Georgia Gulf Corp. (a)	110,586
3,910	Monsanto Co.	273,974

		1,690,241

	Containers & Packaging — 0.1%
3,130	Crown Holdings, Inc. (a)	105,105

	Metals & Mining — 0.9%
4,100	Alcoa, Inc.	35,465
16,910	Freeport-McMoRan Copper & Gold, Inc.	622,119

		657,584

	Paper & Forest Products — 0.1%
3,030	International Paper Co.	89,688

	Total Materials	2,542,618

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.8%
27,870	AT&T, Inc.	842,789
33,353	Verizon Communications, Inc.	1,338,122

		2,180,911

	Wireless Telecommunication Services — 0.1%
15,600	Sprint Nextel Corp. (a)	36,504

	Total Telecommunication Services	2,217,415

	Utilities — 3.1%
	Electric Utilities — 1.9%
5,690	American Electric Power Co., Inc.	235,054
4,530	Exelon Corp.	196,466
8,870	NextEra Energy, Inc.	540,006
7,180	Northeast Utilities	258,982
7,580	PPL Corp.	223,003

		1,453,511

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 0.2%
4,630	AGL Resources, Inc.	195,664

	Multi-Utilities — 1.0%
2,390	CenterPoint Energy, Inc.	48,015
5,520	Dominion Resources, Inc.	293,002
3,990	DTE Energy Co.	217,255
2,140	PG&E Corp.	88,211
2,290	Public Service Enterprise Group, Inc.	75,593
901	Sempra Energy	49,555

		771,631

	Total Utilities	2,420,806

	Total Common Stocks (Cost $72,917,748)	76,365,028

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
804,854	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $804,854)	804,854

	Total Investments — 99.0% (Cost $73,722,602)	77,169,882
	Other Assets in Excess of Liabilities — 1.0%	754,522

	NET ASSETS — 100.0%	$77,924,404

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	E-mini S&P 500	03/16/12	$438,410	$1,507

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2011.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$76,365,028
Investments in affiliates, at value	804,854

Total investment securities, at value	77,169,882
Deposits at broker for futures contracts	45,000
Receivables:
Investment securities sold	829,721
Portfolio shares sold	1,795
Dividends from non-affiliates	122,365
Dividends from affiliates	123

Total Assets	78,168,886

LIABILITIES:
Payables:
Due to custodian	44
Investment securities purchased	76,998
Portfolio shares redeemed	56,096
Variation margin on futures contracts	1,680
Accrued liabilities:
Investment advisory fees	35,126
Administration fees	5,861
Distribution fees	12
Custodian and accounting fees	12,083
Trustees’ and Chief Compliance Officer’s fees	151
Printing and Postage fees	31,710
Audit fees	21,909
Other	2,812

Total Liabilities	244,482

Net Assets	$77,924,404

NET ASSETS:
Paid in capital	$105,733,490
Accumulated undistributed net investment income (loss)	1,183,857
Accumulated net realized gains (losses)	(32,441,730)
Net unrealized appreciation (depreciation)	3,448,787

Total Net Assets	$77,924,404

Net Assets:
Class 1	$77,847,972
Class 2	76,432

Total	$77,924,404

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	5,114,142
Class 2	5,036

Net Asset Value, offering and redemption price per share (a)
Class 1	$15.22
Class 2	15.18

Cost of investments in non-affiliates	$72,917,748
Cost of investments in affiliates	804,854

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$235
Dividend income from non-affiliates	2,006,696
Dividend income from affiliates	1,148
Income from securities lending (net)	1,060

Total investment income	2,009,139

EXPENSES:
Investment advisory fees	572,781
Administration fees	92,239
Distribution fee — Class 2	55
Custodian and accounting fees	38,141
Interest expense to affiliates	15
Professional fees	43,935
Trustees’ and Chief Compliance Officer’s fees	1,130
Printing and mailing costs	54,006
Transfer agent fees	2,631
Other	18,783

Total expenses	823,716

Less amounts waived	(6,439)
Less earnings credits	— (a)

Net expenses	817,277

Net investment income (loss)	1,191,862

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,717,911
Futures	121,006

Net realized gain (loss)	13,838,917

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(16,143,175)
Futures	1,171

Change in net unrealized appreciation (depreciation)	(16,142,004)

Net realized/unrealized gains (losses)	(2,303,087)

Change in net assets resulting from operations	$(1,111,225)

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended 12/31/2011	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,191,862	$1,495,369
Net realized gain	13,838,917	18,561,531
Change in net unrealized depreciation	(16,142,004)	(2,542,641)

Change in net assets resulting from operations	(1,111,225)	17,514,259

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,487,487)	(1,314,251)
Class 2
From net investment income	(174)	(119)

Total distributions to shareholders	(1,487,661)	(1,314,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(52,043,530)	(34,320,573)

NET ASSETS:
Change in net assets	(54,642,416)	(18,120,684)
Beginning of period	132,566,820	150,687,504

End of period	$77,924,404	$132,566,820

Accumulated undistributed net investment income	$1,183,857	$1,489,538

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,800,102	$7,718,630
Dividends and distributions reinvested	1,487,487	1,314,251
Cost of shares redeemed	(57,389,515)	(43,353,573)

Change in net assets from Class 1 capital transactions	$(52,101,926)	$(34,320,692)

Class 2
Proceeds from shares issued	$58,270	$—
Dividends and distributions reinvested	174	119
Cost of shares redeemed	(48)	—

Change in net assets from Class 2 capital transactions	$58,396	$119

Total change in net assets from capital transactions	$(52,043,530)	$(34,320,573)

SHARE TRANSACTIONS:
Class 1
Issued	252,092	559,660
Reinvested	92,679	87,500
Redeemed	(3,680,656)	(3,016,493)

Change in Class 1 Shares	(3,335,885)	(2,369,333)

Class 2
Issued	3,877	—
Reinvested	11	8
Redeemed	(3)	—

Change in Class 2 Shares	3,885	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2011	$15.69	$0.18	(c)	$(0.46)	$(0.28)	$(0.19)	$—	$(0.19)
Year Ended December 31, 2010	13.93	0.16	(c)	1.73	1.89	(0.13)	—	(0.13)
Year Ended December 31, 2009	10.74	0.19		3.32	3.51	(0.32)	—	(0.32)
Year Ended December 31, 2008	18.34	0.22	(c)	(6.12)	(5.90)	(0.18)	(1.52)	(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57	1.75	(0.19)	(0.82)	(1.01)

Class 2
Year Ended December 31, 2011	15.65	0.14	(c)	(0.46)	(0.32)	(0.15)	—	(0.15)
Year Ended December 31, 2010	13.91	0.12	(c)	1.72	1.84	(0.10)	—	(0.10)
Year Ended December 31, 2009	10.71	0.13		3.35	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(c)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54	1.70	(0.18)	(0.82)	(1.00)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.22	(1.87)%	$77,847,972	0.79%	1.15%	0.79%	70%
15.69	13.58	132,548,805	0.79	1.10	0.82	75
13.93	33.68	150,671,602	0.80	1.45	0.91	88
10.74	(34.80)	123,301,034	0.76	1.50	0.78	93
18.34	10.45	290,232,687	0.73	1.12	0.73	116

15.18	(2.09)	76,432	1.04	0.94	1.05	70
15.65	13.28	18,015	1.04	0.86	1.07	75
13.91	33.34	15,902	1.05	1.21	1.17	88
10.71	(34.94)	11,930	1.01	1.30	1.04	93
18.28	10.12	18,421	0.99	0.85	0.99	116

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The Portfolio seeks to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company's net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$77,118,625	$51,257	$—	$77,169,882

Appreciation in Other Financial Instruments
Futures Contracts	$1,507	$—	$—	$1,507

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the year ended December 31, 2011:

Futures Contracts:
Average Notional Balance Long	$706,856
Ending Notional Balance Long	438,410

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2011, the Portfolio earned $657 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2011, there were no outstanding securities on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $463. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(9,882)	$9,882

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2011, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the year ended December 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the year ended December 31, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $4,274. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $2,165.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (continued)

The Portfolio may use related party broker/dealers. For the year ended December 31, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$72,351,983	$123,546,793	$—	$200,356

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$77,630,449	$4,565,496	$5,026,063	$(460,567)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,487,661	$1,487,661

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,314,370	$1,314,370

At December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,187,744	$(28,010,515)	$(460,567)

The cumulative timing differences primarily consist of wash sale loss deferrals, Trustee deferred compensation and post-October loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

As of December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards expiring during the years indicated, which are available to offset future realized gains:

2016		2017	Total
$2,550,957	*	$25,459,558	$28,010,515

*	This amount includes $2,550,957 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

During the year ended December 31, 2011, the Portfolio utilized capital loss carryforwards in the amount of $9,248,867.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 post-October short-term capital losses of $521,863.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2012

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$941.80	$3.87	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class 2
Actual	1,000.00	941.10	5.09	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, first and first quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and,

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the

Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2011	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.0% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2011.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	AN-JPMITUSEP-1211

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

	000000000000	000000000000
AUDIT FEES
2011 — $261,700
2010 — $258,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

	000000000000	000000000000
2011 — $108,070
2010 — $106,200

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

	000000000000	000000000000
TAX FEES
2011 — $52,550
2010 — $53,000

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

	000000000000	000000000000
2011 — Not applicable
2010 — Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	00000000000000	00000000000000
2011 — 0.0%
2010 — 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

	00000000000000	00000000000000
2011 — $28.7 million
2010 — $32.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer March 5, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer March 5, 2012